UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5782

Mercantile Funds, Inc.

(Exact name of registrant as specified in charter)

Two Hopkins Plaza Baltimore, MD	21201
(Address of principal executive offices)	(Zip code)

Scott J. Liotta

Two Hopkins Plaza

Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 237-5852

Date of fiscal year end: May 31, 2006

Date of reporting period: May 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

Mercantile Funds, Inc.

Shareholder Update and

Annual Report

MAY 31, 2006

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus for the Funds which contain information concerning the Funds’ investment policies, expenses, ongoing fees, as well as other pertinent information. The prospectus should be read carefully before investing.

Shares of the Mercantile Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.

The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.

Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.

Mercantile Investment Services, Inc. serves as the Funds’ distributor.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Funds’ investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated, or implied. The Funds have no obligation to update or revise forward-looking statements.

A Message from the President

Dear Shareholders:

We are pleased to present you with this annual report for the Mercantile Funds, Inc., providing a detailed review of the markets, the portfolios and our management strategies. Also included are financial statements and a schedule of portfolio investments listing securities held as of May 31, 2006 for each of the Mercantile Funds.

We believe that by offering the opportunity to diversify your investments among a wide array of equity, taxable and tax-exempt fixed income and money market mutual funds, Mercantile may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, each of the portfolio managers discusses the management of his or her Fund over the annual period. The conversations highlight key factors influencing recent performance of the Funds. For your convenience, those Funds with similar objectives and strategies have been combined into one discussion. (Please note that as of May 26, 2006, Low Duration Bond Fund was closed to investors, and its assets were distributed to its shareholders on May 29, 2006.) Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12-month period.

*  *  *

Economic Review

The U.S. economy continued to expand during the annual period, though numbers ebbed and flowed due in part to the Gulf Coast hurricanes and subsequent recovery and in part to the lack of synchronization between consumer spending and industrial production. Real Gross Domestic Product (GDP) averaged 3.6% during the period, but grew at an annualized rate of only 1.7% in the fourth quarter of 2005 and then soared to an annualized rate of 5.3% in the first quarter of 2006. Nonfarm payroll growth averaged around 170,000 per month over the fiscal year, but the last two months of the period averaged only 100,000 per month. The Consumer Price Index moved up to an annualized rate of 3.5% toward the end of the period, due primarily to oil prices that ended the fiscal year above $70 per barrel, a more than 37% increase from just one year prior. Core inflation, however, which excludes food and energy prices, remained relatively subdued at a 2.3% annualized rate. Hourly wages increased significantly, as tightness in the labor market forced employers to step up pay to hire or keep qualified help. Throughout, the Federal Reserve Board (the Fed) continued its steady tightening, raising interest rates eight additional times during the annual period and bringing the targeted federal funds rate to 5.00% by the end of May. The Fed stated in May that going forward it “sees growth as likely to moderate to a more sustainable pace, partly reflecting a gradual cooling of the housing market and the lagged effects of increases in interest rates and energy prices.” Any further policy firming, the Fed stated, would be data dependent.

Equities

Despite heightened geopolitical tensions, record-setting energy prices, ongoing interest rate hikes by the Fed, and uncertainty regarding the direction of monetary policy under new Fed chairman Bernanke, the major U.S. equity indices posted solid gains for the 12 months ended May 31, 2006. Strong equity returns were driven primarily by solid corporate earnings growth, a resilient U.S. economy, reasonable stock valuations and moderate core inflation. All equity investment styles and capitalization ranges advanced, but small-capitalization stocks showed the strongest relative performance. Mid-cap stocks followed close behind, with their large-cap counterparts producing more moderate but still healthy returns. The market generally favored the value style over the growth style of investing in the mid-cap and large-cap sectors; growth stocks matched the performance of value stocks in the small-cap sector.

The international equity markets overall outperformed the U.S. equity markets for the annual period. While the U.S. dollar appreciated against most major world currencies through December 2005, it weakened considerably year-to-date 2006, as investors focused on structural imbalances in the U.S. trade and current accounts. The international equity markets were propelled in large part by the emerging equity markets of Latin America and central and eastern Europe, which posted the best returns during the period. Also driving international equity returns was strong performance in the Japanese market. The Japanese market responded to expectations of more structural reform and an end to Japan’s decade of deflation. Japan’s equity market even outperformed other Asian

See accompanying index descriptions on page 37.

equity markets for the 12 months. In the developed markets of Europe, a wave of takeover activity in 2006 drove many of its equity markets to higher ground, especially those of Germany, Spain and Portugal. The commodity-based Nordic region was also a strong performer for the period.

Fixed Income

Overall, the fixed income markets struggled during the 12 months, as rates across the yield curve rose sharply. Higher rates drove bond prices down, eclipsing the coupon return and eroding principal. Rates rose over the annual period largely in reaction to continued policy tightening by the Fed and to signs that the economic expansion was continuing at a brisk pace. Two-year Treasury yields rose 1.45% over the 12 months to a level of 5.03%, and 10-year Treasury yields rose 1.15% to a level of 5.12%. The U.S. Treasury yield curve flattened dramatically over the annual period, meaning the yield spread between short-term and long-term maturity bonds narrowed.

On a duration-adjusted basis, most of the spread sectors in the Lehman Aggregate Bond Index, i.e. the non-Treasury sectors of the fixed income market, outperformed U.S. Treasury securities for the 12 months ended May 31, 2006. Global high-yield corporate bonds and emerging market debt were the best-performing sectors, followed distantly by asset-backed securities, commercial mortgage-backed securities, mortgage-backed securities and agencies. U.S. investment-grade corporate bonds and sovereign debt posted modestly negative returns.

The tax-exempt bond market overall significantly outperformed the taxable bond market on a relative basis for the 12 months, despite the eight interest rate hikes by the Fed. Such outperformance of the tax-exempt bond market was due primarily to supply and demand factors.

Money Markets

The most significant factor affecting the money markets was the ongoing tightening policy of the Fed. During the annual period, Fed stated policy underwent several shifts, even though interest rate increases continued at each meeting at a measured pace. After November, the Fed shifted in its statements from “policy accommodation can be moved at a pace that is likely to be measured” to “some further policy firming is likely to be needed.” On February 1, the Fed command changed from Alan Greenspan to Ben Bernanke. On May 10, the Fed shifted its stated bias regarding future rate increases from “balanced” to “data dependent.”

*  *  *

We thank you for being a part of the success of the Mercantile Funds. We value your confidence in us and look forward to continuing to serve your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, Mercantile Funds, Inc.

President and Chief Investment Officer,

Mercantile Capital Advisors, Inc.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

May 31, 2006

An interview with:

Kelley K. Brunssen, Joshua Kakel and Team

Portfolio Managers, Prime Money Market Fund and Government Money Market Fund

Ronald M. Shostek, Amy Heiser and Team

Portfolio Managers, Tax-Exempt Money Market Fund

Mercantile Capital Advisors, Inc.

What factors affected the money markets during the annual period?

The actions of the Federal Reserve Board (the Fed) had the greatest effect on both the taxable and tax-exempt money markets during the annual period. The Fed raised interest rates by 0.25% eight additional times during the 12 months, bringing the targeted federal funds rate to 5.00% by the end of May 2006. After its November meeting, the Fed removed from its statements the long-standing wording “policy accommodation can be removed at a pace that is likely to be measured” and replaced it with “some further policy firming is likely to be needed.” Uncertainty surrounding the macroeconomic effects of the Gulf Coast hurricanes was put to rest, as U.S. economic activity generally remained solid into the first quarter of 2006, despite higher energy and interest costs. Soon thereafter, though, these concerns were replaced by uncertainty surrounding the change of Fed command from Alan Greenspan to Ben Bernanke on February 1, 2006. In fact, this change in regime caused no disruption to the markets.

Significantly to the money markets, on May 10, the Fed’s bias regarding future rate increases shifted from “balanced” to “data dependent.” This change in language in the Fed’s statement led to uncertainty regarding the Fed’s next move. One camp believed the Fed should and will pause in its tightening cycle, with the possibility of one more 0.25% hike at the June 29th meeting. This camp pointed to an expected slowing of the U.S. economy, led by a slowdown in jobs growth and the housing market and exacerbated by still soaring oil and gasoline prices that may cut into consumer spending. The other faction believed the Fed would increase rates by 0.25% at the June meeting and will continue to raise rates, albeit not necessarily at every subsequent meeting. This group pointed to a buoyant economy despite its many obstacles, heightened inflation pressures and a tightening labor market. The taxable money market yield curve flattened over the fiscal year, steepening for only brief periods in anticipation of each Fed rate increase and then flattening again as the yield curve adjusted to the higher rates. Short-term yields continued to grind higher. The tax-exempt money market yield curve, on the other hand, ended the fiscal year with a slightly upward slope, having been both flat and inverted for times over the annual period.

Within the tax-free money market area, supply and demand were also major factors. Note issuance remained confined to the “usual” issuers during the period, due to strong revenue and tax flows resulting from the strength of the economy. Issuance of floaters, or instruments with a variable interest rate, remained strong, as issuers took advantage of a relatively steep tax-exempt yield curve, as compared to the nearly flat U.S. Treasury yield curve. Demand for floaters also remained strong, as investors sought the ability to capture the expected increases in short-term yields. In all, then, the ratio of tax-exempt money market yields to comparable U.S. Treasury securities moved back into the historical range of 65% to 75%. Credit ratings within the tax-exempt money market remained strong, as the fiscal standing of most issuers continued to improve as the economy grew at a relatively stable rate. Understandably, the exception to this strong credit rating scenario was certain issuers in the hurricane-affected areas of Louisiana and Mississippi.

How did you manage the money market funds during the annual period?

We managed each of the money market funds defensively over the 12 months ended May 31, 2006, keeping the Funds’ average maturities relatively short through most of the period in anticipation of continued interest rate hikes by the Fed.

For most of the fiscal year, given the flattening of the taxable money market yield curve, as short-term yields ground higher, we continued to buy floating rate notes and securities maturing around the dates of the Fed meetings for both Prime Money Market Fund and Government Money Market Fund, seeking to take advantage of each anticipated rate increase. Toward the end of the annual period, as the one-year LIBOR (London interbank

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

May 31, 2006

offered rate), a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements, moved above 5% and it appeared the Fed was nearing the end of its current tightening cycle, we made fewer floating rate note purchases. Instead, we increased the Funds’ holdings in investments with slightly longer maturities in an effort to pick up yield. Those floating rate notes still in the Funds’ portfolios will simply be allowed to mature over the next year.

Tax-Exempt Money Market Fund’s maturity generally remained within a 20 to 25 day band during this 12-month period of increasing yields for two primary reasons. The first was widespread expectations of continuing increases in short-term rates by the Fed. With the Fed increasing short-term rates at each of its meetings, floating securities enabled the Fund to capture higher rates through the frequent resets of these securities’ yields. Second, daily and weekly floating securities continued to offer more attractive yields than notes or longer-dated tax-exempt commercial paper. Indeed, Tax-Exempt Money Market Fund’s portfolio structure was heavily tilted throughout the annual period on shorter- and intermediate-maturing or resetting securities. We added notes or bonds with longer maturities on an occasional basis to keep the average maturity of the Fund from becoming too short.

Would you give us more specific examples for each of the money market funds?

Prime Money Market Fund’s assets were invested throughout the period in securities issued by the U.S. government and its agencies and instrumentalities as well as in high quality securities issued by U.S. and foreign corporations and banks. We particularly emphasized investments in asset-backed commercial paper during the period, as these instruments offered relatively higher yields. Indeed, we added new high quality commercial paper issues to the portfolio, broadening the Fund’s diversification and giving us greater ability to execute trades at the best yield level available. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Fund’s concentration on the highest-quality securities helped manage portfolio risk. We brought the Fund’s weighted average maturity from 35 days at the start of the period down to 31 days on May 31.

Government Money Market Fund’s assets were invested throughout the period in notes issued by the Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Bank (FHLB), and Federal Farm Credit Bureau (FFCB). The Fund invested no more than 25% of its assets in any one Federal agency, which helped manage portfolio risk. Like its position in floating rate securities, the Fund’s exposure to bonds with coupons that “step up” periodically also enabled us to take advantage of the rising interest rate environment. A “step-up” bond pays an initial coupon rate followed by higher rates for subsequent periods. The discount note yield curve was exceptionally flat, especially at the short-term end of the curve (one month and shorter). Thus, while maintaining a relatively short average maturity, value in longer-term discount notes modestly lengthened the average maturity of the Fund to a 35-40 day range for much of the fiscal year. That said, the Fund’s weighted average maturity shifted from 33 days at the start of the period to 31 days on May 31.

At the end of the period, Tax-Exempt Money Market Fund was invested approximately 65% in daily and weekly floating rate securities, approximately 22% in tax-exempt commercial paper and nearly 7% in general market bonds and notes, with the remainder in cash equivalents. On May 31, the Fund’s average maturity stood at 16 days, shorter than usual due mainly to tax-exempt commercial paper in the portfolio due to mature. Throughout, all securities purchased were rated in one of the two highest categories by at least two nationally recognized statistical rating organizations, such as Standard & Poor’s or Moody’s Investors Services, or one such rating if only one organization has rated the security. If the security is not rated, we have determined that it is of comparable quality to eligible rated securities. The Fund’s concentration on the highest-quality securities helped manage portfolio risk.

What strategies do you intend to pursue over the coming months?

We believe Fed chairman Ben Bernanke and his Board are approaching an economic and inflationary crossroads. With the targeted federal funds rate currently at 5.00% and with the federal funds futures market incorporating a

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

May 31, 2006

high probability of one more 0.25% increase at its June meeting, the “data dependency” of the Fed becomes critical toward Fed policy going forward. If fighting inflation, or Bernanke proving he has “the chops” to do the job takes priority, then interest rates could be headed still higher, perhaps after a summer/fall pause. If, on the other hand, the Fed wants to continue to balance economic growth and inflation concerns, then 5.25% may be the peak in the current Fed cycle. This scenario has the economy already starting to slow, which is anticipated to keep inflation in check.

Given this backdrop, we expect to keep each of the Funds defensively postured for the near term. We intend to maintain the taxable money market funds’ average maturities at the shorter end of our usual range until it becomes apparent that the Fed has finished its systematic raising of the targeted federal funds rate, at which time we would lengthen the funds’ average maturities accordingly. Similarly, we expect to keep Tax-Exempt Money Market Fund’s average maturity within a 20 to 25 day band moving forward, until it becomes apparent the Fed is done tightening. We would then likely extend the Fund’s average maturity to a 25 to 35 day band, mainly through the purchase of longer maturity tax-exempt notes and the sale of some variable rate securities. Of course, we will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to strategically navigate the interest rate environment and maintain a stable net asset value within the Funds.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

Portfolio Highlights (Unaudited)
On May 31, 2006, the Fund had net assets invested in a diversified portfolio of:
Information Technology	18.6%
Financials	17.8%
Consumer Discretionary	14.7%
Health Care	14.7%
Industrials	10.7%
Energy	9.9%
Consumer Staples	8.0%
Telecommunication	3.5%
Utilities	1.2%
Cash	0.7%
Other	0.2%
100.0%

Effective August 1, 2005, Kevin A. McCreadie and Team took over the management of the Fund from Manind V. Govil. This change did not affect either the objective or the principal investment strategies of the Fund.

An interview with Kevin A. McCreadie, Daniel Lysik and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

The Fund invests predominantly in large-cap companies using both value- and growth-oriented investment disciplines. During the annual period, we held firm to Mercantile’s time-tested approach in managing a diversified portfolio that represents companies we believe to possess key characteristics for above-market, long-term performance. The portfolio is concentrated in companies that we identify as having a sustainable competitive advantage. These are predominantly high quality companies with managements demonstrating industry leadership. These companies also have demonstrated consistent performance through stable earnings and dividend growth. In addition, we selectively invest in opportunistic situations. Among them are asset plays when market value is below tangible asset values as well as temporarily out of favor companies with depressed earnings but good prospects for near-term recovery.

For the 12 months ended May 31, 2006, the broad equity market, as measured by the S&P 500® Index, produced solid absolute returns, despite heightened geopolitical tensions, record-setting energy prices and eight additional interest rate hikes by the Federal Reserve Board, which brought the targeted federal funds rate to 5.00% at the end of the period. Also impacting the equity markets was uncertainty regarding the direction of monetary policy under new Fed chairman Bernanke. With all that, strong equity returns were driven primarily by solid corporate earnings growth, a resilient U.S. economy, reasonable stock valuations and moderate core inflation. Commodity markets, including precious and industrial metals as well as energy, saw prices soar dramatically, pushing stock prices up for companies related to these sectors, including energy, utilities, materials and industrials. However, these same forces posed an increasing challenge to commodity consumers, including airlines and other transportation industries. The health care, information technology, telecommunications services and consumer staples sectors also lagged.

On a relative basis, the Fund underperformed the S&P 500® Index. Effective stock selection in the consumer discretionary, health care, financials, utilities and industrials sectors helped the Fund’s performance most. The Fund’s weightings in the health care and energy sectors also contributed to relative results. However, this was not enough to offset the detracting effects of sector allocation overall and poor stock selection in the information technology, telecommunications services and consumer staples sectors. The Fund invests in both growth and value-oriented companies. Value stocks have outperformed their growth counterparts by 64% over the five year period ended May 31, 2006. Given the attractive valuations of growth companies over value companies, the portfolio has tilted more to growth over the annual period while still maintaining its profile as a core portfolio. We believe that as the economy slows and the Federal Reserve comes to the end of their tightening cycle, early cyclical stocks will underperform their growth peers.

Would you give us some company-specific examples?

The best performers in the Fund during the annual period included financial asset manager and services provider Legg Mason, financial ratings agency Moody’s and investment bank Lehman Brothers. Other strong performers included Halliburton and Schlumberger in energy, Cephalon in health care, Intuit in information technology, United Technologies in industrials and Starbucks and Amazon.com in the consumer sectors.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

The worst performers in the portfolio during the 12 months included information technology giants Dell Computer, Intel and Microsoft. Other disappointing holdings for the Fund included health care companies Pfizer, Johnson & Johnson and Boston Scientific, industrial conglomerate Tyco International, diversified financial firm American International Group (AIG) and consumer-related companies Urban Outfitters and Sysco.

We managed the Fund on a bottom-up basis, and based on our long-term investment approach, we maintained a low portfolio turnover rate, making select changes adhering to our strict buy and sell criteria. Also since taking over the Fund’s management at the start of August 2005, we believe we have attractively re-positioned the Fund. For example, over the course of the fiscal year, we brought the Fund’s price/earnings ratio from higher than to lower than that of the S&P 500® Index, while keeping its three-year historic earnings per share growth higher than that of the Index. We increased the Fund’s return on equity and return on capital compared to the S&P 500® Index. At the end of the fiscal year, the Fund’s debt to total capital ratio was lower than that of the Index, and we had increased the Fund’s dividend yield.

What strategies do you intend to pursue over the coming months?

Going forward, we intend to adhere to our disciplined investment process. Generally, above-average profits over time are delivered in companies operating in a niche area or having sustainable competitive advantage. While we maintain our long-term perspective, we also believe that individual stock picking will be key to performance in the coming months. This should play well to our strength as bottom-up investors. Looking at the economics and merits of individual companies, we will continue to seek high quality and improving companies, at reasonable prices, with business models we expect to deliver consistent above-average profits.

We currently view larger-cap stocks as the most attractive segment of the equity market. While the largest cap equities have underperformed from September 2000 to the present, we believe these “mega-cap” equities are poised to outperform as compared to both mid-cap and small-cap stocks, given relative price/earnings ratios and forward earnings prospects. Whatever the markets or economy may bring, we remain committed to our rigorous portfolio strategy and our consistent implementation of risk management and valuation principles.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

		Average Annual Returns as of May 31, 2006
Growth & Income Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment
Institutional Class		6.86%	2.01%	8.70%	$23,022
Class A	at NAV	6.38%	1.53%	8.17%	$21,927
	at POP	1.32%	0.54%	7.64%	$20,881
Class C	without CDSC	5.84%	1.01%	7.62%	$20,841
	with CDSC	4.84%	1.01%	7.62%	$20,841
S&P 500 Index		8.63%	1.96%	8.35%	$22,290

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund share.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Growth & Income Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 2/28/91. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

Portfolio Highlights (Unaudited)
On May 31, 2006, the Fund had net assets invested in a diversified portfolio of:
Financials	28.3%
Energy	12.4%
Consumer Discretionary	11.1%
Information Technology	10.9%
Health Care	10.8%
Industrials	6.8%
Consumer Staples	5.7%
Telecommunication	5.6%
Utilities	3.6%
Materials	3.4%
Other	1.0%
Cash	0.4%
100.0%

Effective December 1, 2005, Daniel Lysik and Team took over the management of the Fund from George S. Michaels. This change did not affect the objective or principal investment strategies of the Fund.

An interview with Daniel Lysik and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

The Fund underperformed both the Russell 1000® Value Index and the S&P 500® Index for the annual period ended May 31, 2006. The Fund’s investment in large-capitalization stocks with an emphasis on companies that have a well above-average dividend yield and below-average price/earnings ratio detracted from its return relative to both indices, as mid- to small-cap stocks significantly outperformed their larger-cap counterparts. Also detracting from the Fund’s relative performance was stock selection overall. For the annual period, the Fund’s sector allocation proved beneficial to returns.

Compared to the Russell 1000® Value Index, the Fund’s positioning in energy, consumer discretionary, industrials, information technology, utilities, health care and telecommunications services were positive contributors to the Fund’s performance. On the other hand, the Fund’s allocations to consumer staples, financials, and materials detracted from relative results. Stock selection detracted in virtually every sector, the single exception being energy.

All that said, we must note that since taking over the Fund’s management at the start of December 2005, we believe we have enhanced the overall positioning of the Fund. At the end of the fiscal year, the Fund’s price/earnings ratio was lower than that of both the Russell 1000® Value Index and the S&P 500® Index, while its three-year historic earnings per share growth was higher than that of either of the two indices. The Fund’s debt to total capital ratio was lower than that of the two indices, and its dividend yield was equal to or higher than the indices.

Would you give us some company-specific examples?

As indicated, the Fund’s most significant positive contributors were in the energy sector, as many of these stocks benefited from persistently high oil prices. Financial stocks, including real estate investment trusts, also were among the Fund’s top individual contributors, driven in part by a sharp increase in valuations for the underlying assets driven by still historically low interest rates. Strong contributors to the Fund in these sectors included Halliburton, BP Plc, Lincoln National, J.P. Morgan Chase & Co., Archstone-Smith Trust, Bank of America Corp., Simon Property Group and Citigroup. Other strong contributors to the Fund for the 12 months included Cephalon in health care and Nokia in information technology.

The financials sector also produced some of the worst performing holdings for the Fund during the annual period, including Montpelier Re Holdings and American International Group (AIG). Other holdings that detracted from the Fund’s relative 12-month performance came from a variety of sectors. In information technology, Intel, Dell Computer and Symantec disappointed. In consumer discretionary, OSI Restaurant Partners (formerly Outback Steakhouse) detracted. In consumer staples, food company Conagra hurt the Fund’s relative returns. In health care, Pfizer and Boston Scientific performed most poorly. Utility company Keyspan detracted from the Fund’s relative results as well.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

What strategies do you intend to pursue over the coming months?

As we move forward, we intend to further enhance the Fund’s focus on a risk-averse approach to equity investing, seeking quality companies trading at a material discount to their intrinsic value. In so doing, we will attempt to maintain a long-term value-oriented perspective by taking advantage of short-term dislocations in the marketplace, whether these dislocations are driven by uncertainty, controversy or negative investor sentiment or psychology regarding an individual company or an industry. Our management team will do an extensive amount of analysis on whatever the short-term market concern is in an effort to make sure that each investment has a significant “margin of safety.” We define “margin of safety” as the company’s current share price already reflecting a sizable amount of the current concern and therefore the stock offering reasonable downside protection and a more favorable longer-term return profile.

In seeking quality companies, we intend to stay disciplined to our selection criteria. These criteria may include one or more of the following:

•	strong balance sheets

•	low price/earnings ratio, both on an absolute basis and compared to its industry peers

•	strong dividend yield, both on a historically absolute basis and compared to its industry peers

•	free cash flow or operating cash flow yield in excess of the market and/or relative to its peers

•	the sum of the company’s parts being in excess of its current share price

•	current share price at a discount to its intrinsic value or private market value

•	current valuation discounting longer-term growth that is significantly less than reasonable projections or most recent history.

Using these criteria and more, value opportunities may be evaluated across all economic sectors, providing the Fund the ability to potentially benefit from dislocations in non-traditional value sectors, such as information technology, as well as the more traditional value sectors, such as utilities and financials. Equally important, we will attempt to provide a second level of “margin of safety” based on our portfolio construction. As part of this process, our sell criteria will include a security approaching fair valuation or finding a better reward/risk opportunity elsewhere.

We currently view larger-cap stocks as the most attractive segment of the equity market. While the largest cap equities have underperformed from September 2000 to the present, we believe these “mega-cap” equities are poised to outperform as compared to both mid-cap and small-cap stocks, given relative price/earnings ratios and forward earnings prospects. Whatever the markets or economy may bring, we remain committed to our rigorous portfolio strategy and our consistent implementation of risk management and valuation principles.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

		Average Annual Returns as of May 31, 2006
Equity Income Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of $10,000 Investment
Institutional Class		7.55%	2.72%	2.45%	$12,206
Class A	at NAV	6.93%	2.19%	1.92%	$11,702
	at POP	1.81%	1.22%	1.32%	$11,145
Class C	without CDSC	6.35%	1.76%	1.46%	$11,270
	with CDSC	5.35%	1.76%	1.46%	$11,270
Russell 1000 Value Index		12.61%	6.28%	6.86%	$17,287

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Equity Income Fund against the Russell 1000® Value Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

Portfolio Highlights (Unaudited)
On May 31, 2006, the Fund had net assets invested in a diversified portfolio of:
Information Technology	30.8%
Health Care	18.0%
Consumer Discretionary	17.3%
Industrials	12.1%
Consumer Staples	9.7%
Financials	5.1%
Energy	4.1%
Telecommunication	1.3%
Cash	1.0%
Other	0.6%
100.0%

An interview with Kevin A. McCreadie, Kevin C. Laake and Team,

Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

The Fund generally seeks to invest in companies with above average earnings growth prospects that are trading at a reasonable price. Often these companies will have demonstrated consistent growth or a sustainable competitive advantage in their industry. Stock selection is driven by our bottom-up fundamental approach to company analysis, and sector allocations tend to be a result of our stock selection with the overall intention of not deviating significantly from our benchmark index.

Despite strong growth in corporate profits, growth stocks underperformed value stocks within the large-cap equity sector for the 12 months ended May 31, 2006, as larger-cap growth stocks saw their price/earnings ratios contract. For the same annual period, the Fund underperformed its benchmark, the Russell 1000® Growth Index, due primarily to stock selection. Sector allocation detracted modestly from relative results. Overweighted positions in consumer discretionary and information technology hurt the Fund’s performance. Consumer discretionary stocks were held in check by investors’ concerns that the combination of high gasoline prices, rising interest rates and a possible housing bubble would curtail consumer spending. Information technology stocks experienced price/earnings ratio compression on concerns over a slowing economy even with strong balance sheets and robust earnings growth prospects. Underweighted positions in industrials and materials also detracted from the Fund’s relative results.

Partially offsetting these negatives were the Fund’s overweighted positions in telecommunications and financials and its underweighted position in health care, each of which contributed positively to relative results.

Would you give us some company-specific examples?

On an individual stock basis, positive contributors to the Fund’s relative performance for the annual period included biotechnology company Cephalon, specialty retailer Starbucks, diversified industrials company Danaher and energy services leaders Schlumberger and Smith International. Despite the FDA delaying approval of its new ADHD (attention-deficit hyperactivity disorder) drug Sparlon, Cephalon outperformed during the fiscal year due to patent settlements related to its Provigil drug. Starbucks’ strong stock performance was driven by better-than-expected same store sales comparisons and upward earnings revisions. Danaher performed better than the Index, as stronger-than-anticipated organic growth led to management increasing the company’s 2006 earnings guidance. Rising oil prices boosted the shares of both Schlumberger and Smith International as did expectations of increased spending on oilfield services and drilling equipment.

Detractors from the Fund’s relative performance included XM Satellite Radio and Apollo Group. The underperformance of XM Satellite Radio was driven by concerns regarding higher-than-anticipated subscriber acquisition costs and lower-than-anticipated subscriber additions. The share price of Apollo Group, the largest operator in the online education space, declined following management turnover and disappointing enrollment growth.

Another poor performer for the Fund during the annual period was pharmaceutical giant Pfizer. Pfizer’s underperformance was driven by its management’s decision to lower its 2006 and 2007 earnings guidance. Concerns surrounding a patent challenge to its cholesterol drug Lipitor also weighed on the stock, but the court subsequently decided this case in Pfizer’s favor. Pfizer remains a dominant player in the health care industry, and we believe its recent stock price reflects a bear case scenario with shares trading at a significant discount to the market. Fund holding Dell Computer also lagged the market, due primarily to pricing concerns driving weaker- than-expected quarterly results. While the computer industry faces commoditization issues, we continue to view Dell as an attractive investment, with double-digit top-line growth and earnings-per-share growth.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

Based on our stock selection criteria described above, we established new Fund positions in Kohl’s, Urban Outfitters, Kinetic Concepts, Boston Scientific, Regis, Apache, Starbucks, Nike, Yahoo!, Precision Castparts and Adobe Systems during the annual period. We also added Accenture, a high quality information technology consulting firm poised to benefit, in our view, from a healthy market environment and the strong offshore outsourcing trend. We established a position, too, in Oracle, a leading software company whose recent acquisitions should drive, we believe, accelerated revenue growth, improved margins and robust earnings growth.

We tend to sell stocks from the portfolio due to valuations or deteriorating fundamentals, which we anticipate will lead to slower-than-expected earnings growth rates over the long term. Thus, over the 12-month period, we eliminated the Fund’s positions in Anheuser Busch, Harley-Davidson, Wal-Mart Stores, Illinois Tool Works, Viacom, Alberto Culver, Moody’s and Disney based on slowing earnings growth prospects. We sold out of information technology firms SAP and Automatic Data Processing due to valuation, as both stocks were trading at above-average price-to-earnings growth multiples. We also eliminated the Fund’s position in pharmacy benefits manager Medco Health Solutions due to valuation and increased regulatory headline risk. We sold the Fund’s holdings in software company Intuit due to both valuation and concerns regarding widespread anticipation of increased competition from Microsoft and H&R Block.

At the end of the period, the Fund held overweighted positions relative to the Russell 1000® Growth Index in consumer discretionary and technology and underweighted positions in consumer staples, industrials, materials and financials.

What strategies do you intend to pursue over the coming months?

Looking ahead to the second half of 2006, we believe large-cap growth stocks should resume their outperformance given what is expected to be a decelerating economic growth environment. Valuations remain attractive, with growth stocks trading near price-to-earnings ratios of value stocks despite higher earnings-per-share growth rates. While consumer spending is expected to moderate, business spending is seen by many to be the economy’s main driver ahead, as companies with robust balance sheets will likely look to invest in productivity tools in order to sustain current growth rates. We intend to maintain our focus on high quality large-cap companies that possess a sustainable competitive advantage and above average earnings growth over the long term.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

		Average Annual Returns as of May 31, 2006
Equity Growth Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of $10,000 Investment
Institutional Class		1.58%	-5.14%	-1.18%	$9,067
Class A	at NAV	0.88%	-5.65%	-1.69%	$8,685
	at POP	-3.92%	-6.56%	-2.27%	$8,271
Class C	without CDSC	0.45%	-6.12%	-2.18%	$8,334
	with CDSC	-0.55%	-6.12%	-2.18%	$8,334
Russell 1000 Growth Index		6.14%	-1.15%	0.85%	$10,722

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Equity Growth Fund against the Russell 1000® Growth Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

Portfolio Highlights (Unaudited)
On May 31, 2006, the Fund had net assets invested in a diversified portfolio of:
Consumer Discretionary	21.9%
Financial Services	18.2%
Information Technology	14.5%
Health Care	12.4%
Materials & Processing	11.2%
Energy	7.4%
Producer Durables	5.9%
Autos & Transportation	4.2%
Utilities	2.1%
Consumer Staples	1.2%
Agency Obligations	1.2%
Other	-0.2%
100.0%

An interview with Marshall Bassett, Christopher S. Beck and Teams

Delaware Management Company

Portfolio Managers

How did you manage the Fund during the annual period?

M. Bassett: The Fund uses a blended investment strategy that utilizes both a growth and value investment style, and each is managed by a separate team of managers and analysts. My team and I manage the growth-oriented portion of the portfolio. We believe that the early recognition of growth generated by new product cycles, new services and new technologies creates opportunities to capture excess return and provide superior long-term performance. We use a bottom-up process that seeks to identify small companies with high expected growth and revenues that are believed to be leaders, or are expected to become leaders, in their respective market niches. Research is conducted and investment decisions are made by teams of sector specialists focusing on four core growth sectors — business & financial services, consumer & retail, health care, and technology — and special situations, which covers non-core sectors, such as energy and industrials.

During the annual period, equity markets advanced across the capitalization and style spectrums, despite rising energy prices, ongoing interest rate hikes by the Federal Reserve Board, a recently declining housing market and the worst natural disasters in U.S. history. Small-capitalization stocks, as measured by the Russell 2000® Index, led the way, and within the small-cap sector, growth stocks matched the return of value stocks overall. Mid-cap stocks, as measured by the Russell Midcap® Index, were not far behind, while large-cap stocks, as measured by the Russell 1000® Index, pulled up the rear. Within the mid-cap and large-sector equity sectors, growth lagged value. All that said, the equity markets’ ability to shrug off its headwinds came to a screeching halt in May. Markets fell sharply and broadly, due largely to fears that continuing inflationary pressure would delay the end of the Fed’s current tightening cycle. The Russell 2000® Growth Index suffered its worst monthly decline in nearly two years and its second worst since September 2002.

Despite the recent decline, our portion of the Fund generated robust absolute returns, though it modestly underperformed both the broad Russell 2000® Index and the benchmark Russell 2000® Growth Index on a relative basis for the annual period. Our overall stock selection was effective, particularly in the energy, financial, technology and transportation sectors. However, this strong positive was completely offset by our sector allocation, which detracted. Specifically, our portion of the Fund’s underweighted positions in energy and basic industry/capital goods, which were the two best-performing sectors in the Russell 2000® Growth Index for the annual period, detracted. An overweighted exposure to consumer non-durables also hurt the Fund’s relative results, as the adverse effect of high energy prices and interest rates on consumer spending caused this area to significantly lag the broad market.

C. Beck: In managing the value investment style of the Fund’s blended investment strategy, we seek to identify small companies whose stock prices appear low relative to their underlying value or future earnings potential. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt and/or increase or initiate dividends. As mentioned above, value stocks matched the return of growth stocks within the small-cap segment of the equity market for the annual period ended May 31, 2006. Still, it was a strong period for small-cap value equities, as several sectors within the Russell 2000® Value Index had total returns in excess of 20% for the annual period. The leading areas during the period were capital spending, basic industries, energy and technology. The only segment of the Index to post a negative return was consumer cyclicals, as homebuilders and auto parts makers generally performed poorly.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

Our portion of the portfolio outperformed the Russell 2000® Value Index and the broad Russell 2000® Index for the annual period. From a sector perspective, basic industries, capital spending, energy, business services, consumer services, financial services, technology and real estate investment trusts (REITs) provided strong relative performance. Positioning in utilities, health care, consumer cyclicals and consumer staples detracted.

Would you give us some company-specific examples?

M. Bassett: Consistent with our approach of finding strong growth companies across a broad array of sectors, the top ten performers in our portion of the portfolio over the annual period came from six different sectors. Leading the way were two health care stocks — Amylin Pharmaceuticals (+175% for the 12 months ended May 31, 2006) and Conceptus (+150%). We eliminated the Fund’s position in Amylin Pharmaceuticals during the fiscal year, as we believed we had virtually maximized its near-term return potential. In other sectors, First Cash Financial Services appreciated 147%, as the company adapted to and rebounded strongly from a tightening of its lending guidelines by the FDIC.

Health care also produced some of the biggest disappointments in our portion of the Fund. Encysive Pharmaceuticals fell by more than half after suffering a delay in the FDA’s approval for its leading drug — Thelin — used in the treatment of pulmonary arterial hypertension. As this delay significantly narrowed the 18-month head start Thelin would have had on a competitive drug, we sold the stock. Another poor performer during the period was Rigel Pharmaceutical, which saw its share price fall dramatically after its allergy-related drug failed. However, given the quality of Rigel’s drug discovery platform and its partnerships with major pharmaceutical firms, we believed the market overreacted. We thus added to our portion of the Fund’s position in the stock on weakness.

From a sector perspective, we maintained our portion of the Fund’s overweighted allocation to consumer-related stocks, but reduced the portfolio’s exposure during the fiscal year in light of the pressures being placed on the consumer by high energy prices and rising interest rates. We redeployed some of those assets into the energy and basic industry/capital goods sectors, bringing both to nearly neutral weightings to the benchmark. We continue to see opportunities for energy-service companies and related industrial companies to sustain fairly rapid growth. We also added to our portion of the Fund’s technology allocation, while still retaining an underweighted exposure relative to the benchmark. The Fund remained fairly neutrally weighted in financial services, given that rising rates and a flattening yield curve have not been beneficial to many small-cap banks.

C. Beck: Several equities in our portion of the portfolio had outstanding 12-month performance. Chaparral Steel produced an annual return of 220%, as prices and demand for steel products significantly increased throughout the fiscal year. Another strong performer was W-H Energy Services, which saw its share price rise 160% during the 12 months, as the demand for drilling services increased with the high price of oil and the number of rigs in service throughout the country. Of course, there were also disappointments. Pier 1 Imports turned in poor performance, as traffic trends at its stores were unable to gain traction despite some expensive marketing initiatives. We sold the Fund’s position in this stock during the period. Another poor performer for our portion of the Fund was RehabCare Group, as government-allowable rates of reimbursements were questioned as not being enough to allow the company to earn reasonable profits. We sold the Fund’s position in this stock as well.

During the annual period, we maintained our portion of the Fund’s long-standing bias toward those sectors and companies that benefit from economic growth. However, we reduced the portfolio’s weighting in energy, as we realized and took profits. We increased the portfolio’s weighting in financial services, as valuations remained reasonable and earnings performance from many companies has been better than expected given continuously higher short-term interest rates. We maintained an underweighted position in other areas of interest-rate sensitivity, namely utilities and REITs, as valuations in these sectors, in our view, looked less attractive.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

What strategies do you intend to pursue over the coming months?

M. Bassett: As of the end of May 2006, we are concerned about a potential economic slowdown and are assessing the potential effect of our portion of the Fund’s current positioning in economically-sensitive names. Health care has been a particularly frustrating sector for us this spring. We took advantage of price strength in late 2005 and early 2006 by taking profits in several of the Fund’s biotechnology holdings. Since then, however, the biotechnology industry has been under significant pressure. Fundamentally, though, little has changed, so we intend to take advantage of falling valuations to increase exposure to existing health care holdings in which we still have a great deal of confidence. We also intend to seek opportunities in the technology sector, looking to buy stocks on the merit of their fundamentals and valuations, rather than based on any sector-wide catalyst we may see. Indeed, in all sectors, we continue to focus on companies with strong fundamentals, taking advantage of any price weakness to add to those positions in which we have the greatest conviction. As always, we intend to remain committed to finding and holding those companies with solid competitive advantages that we believe should be able to deliver strong earnings and revenue growth going forward.

C. Beck: We intend to keep our portion of the Fund significantly weighted in some of the more economically-sensitive areas of the market over the coming months, as profit potential appears solid. At the same time, we are concerned about the overall health of the consumer, as debt levels remain high and it now looks likely that the housing boom may be over, thus ending the ability to easily tap into home equity loans. For the near term, we expect to maintain the Fund’s overweighted position in health care and its significantly underweighted allocations to utilities and REITs. As always, we intend to maintain a focus on companies with the ability to generate sustainable and consistent free cash flow.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

		Average Annual Returns as of May 31, 2006
Capital Opportunities Fund		1 Year	5 Year	Since Inception (7/5/00)	Final Value of $10,000 Investment
Institutional Class		17.88%	7.67%	3.37%	$12,162
Class A	at NAV	17.32%	7.13%	2.85%	$11,806
	at POP	11.72%	6.09%	2.01%	$11,244
Class C	without CDSC	16.67%	6.55%	2.30%	$11,438
	with CDSC	15.67%	6.55%	2.30%	$11,438
Russell 2000 Index		18.24%	9.10%	7.12%	$15,025

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Capital Opportunities Fund against the Russell 2000® Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/5/00. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

Portfolio Highlights (Unaudited)
On May 31, 2006, the Fund had net assets invested in these top 10 countries:
United Kingdom	26.5%
Japan	14.3%
France	10.5%
Switzerland	7.8%
Germany	7.8%
Netherlands	6.8%
Sweden	2.8%
Italy	2.6%
Spain	2.0%
Austria	1.6%
82.7%

An interview with:

Peter Wright, William Lock and Team, Morgan Stanley Investment Management Limited

Richard Pell, Rudolph-Riad Younes and Team, Julius Baer Investment Management LLC

Portfolio Managers

How did you manage your portion of the Fund during the annual period?

Morgan Stanley: We consistently applied our disciplined, bottom-up, value-driven approach. Our strategy is to seek high quality businesses that we believe offer attractive investment opportunities at a substantial discount to their long-term “fair” value. Our approach is stock specific and predominantly qualitative, concentrating on rigorous fundamental analysis. The resulting country and sector weights are a by-product of the bottom-up stock selection process.

Our portion of the Fund underperformed its benchmark index on a relative basis for the 12 months ended May 31, 2006. Overweighted positions in telecommunications, which suffered from a lack of earnings and price momentum, and in consumer staples, which lagged in large part due to profit-taking in 2006, detracted from our portion of the Fund’s relative results. An underweighted exposure to the most extreme market movers in Japan —notably, steel, capital goods and bank stocks — hurt relative performance as well. From a broader perspective, investors favored what are known as “high beta” sectors, or those sectors with a higher volatility than the equity market overall, during the period. Thus, our preference for low beta sectors also detracted from relative performance.

Julius Baer: We believe a diversified core portfolio driven by dynamic sector and company fundamental analysis is key to delivering consistently superior risk-adjusted long-term performance in the international equity markets. We use a multi-cap approach, with a bias toward mid- to larger-capitalization companies. We focus on the developed markets, employing an opportunistic approach to the emerging equities markets.

For the 12 months ended May 31, 2006, our portion of the Fund outperformed the MSCI All-Country World Free ex-U.S. Index. Such outperformance was driven primarily by effective individual stock selection in and overweighted allocations to eastern and central European emerging markets. Holdings in Russia, Turkey, Poland and Romania performed particularly well. We liked the strong fundamental underpinnings of both this region and many of the sectors and companies within the region. For example, amid the efforts to reunite Europe, eastern and central European countries have tended to focus on western European and local consumer demand versus many other emerging countries’ dependencies, notably those within Asia, on global and U.S. consumer demand. Eastern and central Europe is also already a destination for manufacturing, and increasingly, activity is spreading to a more diversified spectrum of industries and services. Our stock selection within continental Europe was also strong, notably Norwegian energy stocks and Italian bank holdings. To a lesser degree, an underweighted exposure to and stock selection in Asia also supported relative results.

These positive contributors more than offset the detracting effects of our portion of the Fund’s underweighted positions in Brazil and South Korea and stock selection within Swiss pharmaceuticals. Holding a relatively small average cash position during the 12-month period further hurt results amid a strong environment for international equities. Producing mixed results during the annual period was exposure to the U.K and Japan, where underweighted positions helped but stock selection within the markets detracted.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

Would you give us some company-specific examples?

Morgan Stanley: The best performers in our portion of the Fund during the period were the U.K.’s BOC Group, Australia’s BHP Billiton and Japan’s Mitsubishi Electric. Industrial gas manufacturer BOC Group benefited from a takeover bid during the period from Germany’s Linde. Diversified mining company BHP Billiton benefited from ongoing demand for commodities and from price momentum within the sector. Industrials company Mitsubishi Electric saw its net profits rise significantly in 2005 and expects profits to rise again in 2006 on the back of strong demand for its electronic and electrical equipment. In contrast, the worst performers in our portion of the Fund during the period were France Telecom, Unilever and Telecom Italia. France Telecom’s share price fell upon a surprise cut in its revenue growth guidance. Shares of the Netherlands’ Unilever suffered upon weaker European consumer demand as well as underlying sales that grew at a slower pace than expected, despite a first-quarter rise in earnings. Telecom Italia suffered from competitive pricing pressures, regulatory intervention and severe reductions in termination fees as well as from weak GDP growth in Italy affecting the demand for telecommunication services.

Over the period, we reduced positions in some of the Fund’s Japanese pharmaceuticals and financials, taking profits. We also reduced the Fund’s allocation to telecommunications. We sold the Fund’s positions in KPN and Telstra on strength and trimmed the Fund’s position in Deutsche Telecom due to an unexpected increase in capital expenditures that changed our fundamental investment case for the stock. We cut the Fund’s position in France Telecom in half based on increased competition and on the company’s high-priced acquisition of Spanish telecommunications company Amena, which led us to question new management’s use of capital. We added one Japanese bank and one Japanese consumer finance company, each for valuation reasons. We also increased some of the Fund’s energy holdings, such as BP Amoco and Total Fina Elf, as we felt there was still strong potential for supply disruptions and project delays that would support the price of oil in the medium term.

As of May 31, our portion of the Fund maintained overweighted positions relative to the Index in consumer staples, telecommunication services and utilities and underweighted positions relative to the Index in consumer discretionary, financials, health care, industrials and information technology. Our portion of the Fund had relatively neutral exposure versus the Index in energy and materials. We also had a 3.80% position in cash.

Julius Baer: Top relative performers included Sberbank RF, Gazprom, Lukoil Holding ADR and Norilsk Nickel in Russia. Turkish holdings such as Akbank T.A.S., Turkiye Is Bankasi A.S. and Haci Omer Sabanci Holding A.S. were also strong. Also supportive of relative results was the Fund’s position in Fraport AG, operator of the Frankfurt airport among others. We continued to find value in global infrastructure stocks, such as airport and seaport operators and toll road construction companies, as these equities provided a way of participating in the increase in global travel and trade.

Detracting from results were several U.K. positions, including Vodafone Group, Diageo and Smith & Nephew. We were drawn to Vodafone, given its large global footprint, but its shares underperformed amid investor uncertainty over its business strategy. Diageo, the world’s largest producer of alcoholic beverages, also saw its shares lag, although we believe the spirits industry remains attractive given brand power and consumption growth, particularly within emerging markets. Shares of Smith & Nephew, the orthopedic device company, disappointed, as the company announced it had reduced its profit forecast due to spending cuts on health care in the U.S., U.K. and Germany.

Elsewhere, shares of Aiful Corp., Japan’s largest consumer lender, detracted from our portion of the Fund’s relative results. The company reported a drop in third quarter net income, but we continued to hold the stock, as we still find consumer lending an attractive business and believe Aiful is a quality company and a leader in the industry.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

What strategies do you intend to pursue over the coming months?

Morgan Stanley: The past three years have been exceptional times for international equity market returns, generated against a background of well-above-trend global growth, stable inflation, low interest rates and reduced risk aversion. The current valuations of many stocks rest heavily on the assumption that benign macroeconomic conditions, historically low risk premiums and abnormally low volatility will persist in the future. However, we believe there are plenty of reasons for concern.

First, the period of easy money is clearly over. Monetary policy is being tightened from an ultra-accommodative stance simultaneously in the U.S. and Europe, resulting in a flattening to slight inversion of yield curves, generally a harbinger of an economic slowdown. Japan has taken the first step to move away from its zero interest rate policy, removing quantitative easing, and is likely to increase its interest rates in the autumn. Second, we are concerned about the impact of rising interest rates on the household sector, particularly in countries that have been the most profligate, namely the U.K., the U.S., Australia, Ireland, New Zealand and Spain, where household debt has risen to unprecedented levels after more than a decade of strong credit growth. Our third concern is that we are in the late stages of the business cycle. Profit margins and corporate profits as a percentage of GDP are at, or very near, cyclical peaks not only in the U.S. and across Europe but also in Japan. The increase in hostile merger & acquisition and leveraged buyout activity is also a sure sign, in our view, that we are late in the business cycle.

All told, then, we believe the game is now changing. We believe now is the time to reduce cyclicality, reduce beta and reduce appetite for risk, a scenario that, if we are correct, bodes well for our portion of the Fund to gain ground. We have consistently focused on stocks with low beta characteristics, high quality and attractive valuations. We intend to maintain such a strategy going forward.

Julius Baer: During the final weeks of the fiscal year, international equity markets were shaken due to fears of rising inflation and interest rates. After a prolonged period of solid returns that had appeared to be fueled by speculative investment, both commodity and emerging market equities declined. Developed equity markets also fell, as did the U.S. dollar versus most major world currencies.

As we move into the new annual period, we generally find valuations within the Asian markets more demanding than opportunities within continental Europe. We prefer to participate in global sectors that stand to benefit from the increase in global trade and travel. One area within infrastructure that we continue to like is cement companies, which through a combination of consolidation and vertical integration, now seem to have strong pricing power. Also, luxury goods companies provide exposure to consumer demand from the Chinese and other emerging countries for such branded products. Over the coming months, we intend to maintain our portion of the Fund’s underweighted position in Japan, based on the belief that its market is vulnerable to a slowdown in global economic growth. Japan benefited during the annual period from its exports to China, but valuations already largely reflected this factor. That said, we do find Japan’s consumer electronics and automotive sectors attractive going forward. Finally, in our view, Italian banks remain attractive, as we anticipate consolidation within the industry in the months ahead.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

		Average Annual Returns as of May 31, 2006
International Equity Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment
Institutional Class		21.27%	10.97%	7.81%	$21,215
Class A	at NAV	20.62%	10.43%	7.28%	$20,189
	at POP	14.86%	9.35%	6.76%	$19,233
Class C	without CDSC	20.09%	9.88%	6.74%	$19,207
	with CDSC	19.09%	9.88%	6.74%	$19,207
MSCI All-Country World Free ex-U.S. Index		30.95%	11.00%	7.23%	$20,089

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the International Equity Fund against the MSCI All-Country World Free ex-U.S. Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/2/93. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

International investing is subject to certain risks, such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

Portfolio Highlights
(Unaudited)
On May 31, 2006, the Fund had net assets invested in a diversified portfolio of:
Retail	29.0%
Apartments	19.5%
Office Properties	18.1%
Hotel	12.7%
Warehouse / Industrial	6.2%
Diversified	5.9%
Storage	4.6%
Health Care	1.9%
Investment Companies	1.3%
Mortgage	0.8%
100.0%

An interview with David Ferguson and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the period?

Our objective is to provide current income and long-term capital growth through investments in a diversified portfolio of real estate companies, primarily Real Estate Investment Trusts (REITs). We seek to minimize issue-specific risk by limiting the maximum investment in any one security to 6% of net assets and by generally holding between 45 and 60 names. We also seek to diversify the portfolio by sector and by geography. Our long-standing security selection strategy is to look for companies with experienced management teams, a history of superior performance and a well-defined business plan. We are particularly interested in finding companies with the potential for strong earnings growth and the ability to grow their dividends at an above-average rate. Although the Fund may invest in companies of any market capitalization or type of REIT, we typically favor mid-cap stocks.

REITs posted strong results over the 12 months ended May 31, 2006. Indeed, the NAREIT Equity REIT Index (the Index) produced a total return of 18.84% for the annual period, marking the sixth straight year of outperformance relative to the broader equity market. During the fiscal year, REITs underwent several moderate corrections, but each was short in duration and followed by a rapid rebound. For example, the most recent correction began on March 17th and culminated on May 23rd, resulting in an 11% drop in the Index. The Index subsequently regained approximately 2 percentage points of this loss prior to May 31st.

In a way, strength in REITs during the annual period overall was surprising, as one of the primary drivers of REIT performance through the last few years was the decline in Treasury yields. During the 12 months ended May 31, 2006, the 10-year Treasury yield rose 114 basis points (a basis point is 1/100th of one percentage point) from 3.98% to 5.12%. Due to the rise in REIT share prices and the simultaneous increase in Treasury yields, the spread between REIT dividends and the 10-year Treasury yield actually moved into negative territory during this annual period. Instead, the primary drivers for REIT performance during this fiscal year were improvement in underlying real estate fundamentals and continued demand for real estate investment by institutional investors. Such demand led to several high profile public-to-private transactions, as institutional investors bought out REITs as a method to acquire sizable portfolios of real estate assets in a single transaction.

The Fund outperformed its benchmark, the NAREIT Equity REIT Index, for the 12 months ended May 31, 2006 primarily due to overweighted positions in well-managed companies concentrated in high-growth markets — in other words, effective stock selection. From a sector perspective, we maintained overweighted positions in multifamily, hotel, self-storage and mall holdings and underweighted exposure to offices, manufactured homes, homebuilders and health care properties during the annual period. The Fund’s positioning in multifamily, hotel, self-storage, manufactured home, homebuilder and health care REITs boosted its relative results, more than offsetting the detracting effects of its allocations to offices and malls.

Would you give us some company-specific examples?

The Fund benefited from having only small positions in homebuilder St. Joe Company and mall REIT Mills Corp., both of which saw their share prices decline significantly during the fiscal year. We eliminated the Fund’s position in each of these stocks during the annual period. A position in the strongly-performing healthcare REIT Ventas further helped Fund results.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

During the annual period, we increased the Fund’s relative weightings in the apartment, office/industrial and hotel sub-sectors. We liked the improving fundamentals in the short-duration lease sectors, such as hotels and apartments. The office sub-sector has benefited from an increase in demand and an improving rental rate environment. Conversely, we decreased the Fund’s relative exposure to the specialty, diversified and health care sub-sectors. Many of the specialty and health care REITs have been more income-focused and have not had the benefit of increased earnings and dividend drivers seen in several other sectors.

We concentrated the portfolio a bit during the fiscal year, aggressively eliminating 19 weaker holdings where we saw a difficult growth environment. We established new positions in 13 names, primarily in value-oriented stocks with attractive growth potential, such as diversified REIT Entertainment Properties Trust; fast-growing small-cap names, like specialty REIT Digital Realty Trust and warehouse/industrial REIT First Potomac Realty Trust; and companies that we believed would make attractive acquisition candidates in a consolidating industry, such as regional mall REIT Taubman Centers and shopping center REIT Tanger Factory Outlet Centers. In all, these changes resulted in the total number of holdings in the Fund’s portfolio being reduced from 53 to 47 over the annual period.

What strategies do you intend to pursue over the coming months?

In our view, REITs remain an attractive alternative to bonds and stocks, and we expect property level fundamentals to continue to improve. At the same time, however, we are concerned that REIT share pricing and the potential of a slowing economy in the face of higher interest rates could pressure the real estate sector in the months ahead.

Given this backdrop, we do not anticipate making any significant changes in our strategy over the near term. We continue to find fundamentals in the lodging sub-sector attractive and will likely maintain the Fund’s overweighted position there. We have, over the past fiscal year, positioned the portfolio to favor growth over income, but we may begin to shift toward income-oriented REITs should the economy indeed begin to slow and interest rates peak. We plan to continue to pursue a strategy of diversifying by property type, geography and company with an emphasis on stable or improving fundamentals.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

		Average Annual Returns as of May 31, 2006
Diversified Real Estate Fund		1 Year	5 Year	Since Inception (8/1/97)	Final Value of $10,000 Investment
Institutional Class		19.07%	19.00%	13.03%	$29,494
Class A	at NAV	18.50%	18.42%	12.48%	$28,238
	at POP	12.88%	17.28%	11.86%	$26,894
Class C	without CDSC	17.93%	17.84%	11.92%	$27,033
	with CDSC	16.93%	17.84%	11.92%	$27,033
NAREIT Equity REIT Index		18.86%	19.54%	12.45%	$28,193

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Diversified Real Estate Fund against the NAREIT Equity REIT Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 8/1/97. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

Portfolio Highlights
(Unaudited)
On May 31, 2006, the Limited Maturity Bond Fund had net assets invested in a diversified portfolio of:
Domestic Corporate Bonds	43.7%
Agency Obligations	35.6%
U.S. Treasury Obligations	12.7%
Foreign Bonds	7.3%
Investment Companies	0.7%
100.0%
Portfolio Highlights (Unaudited)
On May 31, 2006, the Total Return Bond Fund had net assets invested in a diversified portfolio of:
Agency Obligations	52.8%
Domestic Corporate Bonds	29.9%
U.S. Treasury Obligations	10.6%
Foreign Bonds	4.1%
Investment Companies	1.0%
Asset Backed Securities	0.9%
Other	0.7%
100.0%

An interview with Brian Gevry, David Dirk, Deborah Winch and Team, Boyd Watterson Asset Management, LLC

Portfolio Managers

What factors affected the taxable bond markets during the annual period?

The Federal Reserve Board raised interest rates eight more times during the annual period to a targeted federal funds rate of 5.00%. In response to the rate increases, short-term interest rates rose more than long-term rates, and the yield curve shifted upward and flattened. The spread in yields between two- and ten-year Treasuries shrank from 0.41% at the beginning of the fiscal year to .09% at the end. The two-year Treasury closed the period with a 5.03% yield, and the ten-year Treasury with a 5.12% yield. The flatness of the yield curve led to concerns that the curve would invert, and thus signal a potential recession. While the curve did invert briefly during the first calendar quarter, the reintroduction of the first 30-year Treasury bond since 2001 helped long-term rates move higher than short-term rates.

Within the taxable bond market, securities with short maturities fared best during the period. Income was also an important contributor to return, as it helped offset price declines from higher rates. Among the non-Treasury fixed income sectors, nearly all outperformed Treasuries, except investment-grade corporate bonds. High-yield corporate and emerging market bonds were the best-performing sectors, followed distantly by asset-backed and commercial mortgage-backed securities. Mortgage-backed securities and agencies generated modestly positive returns, while Yankees* and sovereign debt posted modestly negative returns.

How did you manage the taxable bond funds during the annual period?

Our fixed income investment approach focuses primarily on moderate duration shifts to increase yield or protect principal in anticipation of interest rate movements. Additional opportunities for return may be generated by sector allocation, yield curve positioning, security selection and credit research.

Limited Maturity Bond Fund’s goal is to seek as high a level of current income as is consistent with protection of capital. The Fund seeks to maintain an average weighted maturity of between one and five years. Total Return Bond Fund’s goal is to seek as high a level of income as is consistent with relative protection of capital. Subject to this objective, the total rate of return is considered in managing the Fund. The Fund generally maintains an average weighted maturity of between four and 15 years.

Limited Maturity Bond Fund modestly outperformed its benchmark, the Merrill Lynch U.S. Corporate & Government 1-5 Year Index, for the fiscal year. Total Return Bond Fund also outperformed its benchmark, the Lehman Aggregate Bond Index. We kept each Fund defensively positioned during the twelve-month period, with durations short relative to their respective benchmark indices in anticipation of rising interest rates. We also placed an emphasis on generating income by overweighting non-Treasury sectors. In both Funds, we held floating rate notes in the front end of the curve to preserve principal as rates rose, and in Total Return Bond Fund, we emphasized bonds with maturities at the longer and shorter ends of the yield curve. This “barbell” structure enabled us to take advantage of the flattening yield curve. As rates began to rise, we began to remove the barbell

*	Yankees or Yankee Bonds are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

structure in favor of a more bulleted portfolio while still maintaining the Fund’s short duration. This helped protect principal in the long-term maturities.

Would you give us some company-specific examples?

We invested in high-yield corporate bonds and emerging market debt securities, which were some of the best performing sectors in the bond market, but kept maturities short and selected issues of high quality for both Funds. We overweighted mortgage-backed securities, which benefited from reduced supply and a low-volatility environment, and government agency securities, which also benefited from reduced supply as well as the looming prospect of enhanced governmental oversight.

Another strategy that helped the Funds’ relative results was overweighting their allocation to floating rate notes. Floating rate notes help protect portfolio principal as rates rise because interest payments are pegged to short-term interest rates and “float” upward as rates increase. In general, we became more defensive in our credit positions as credit spreads reached historically low levels during the first half of the period. We allowed maturities to roll down the curve to naturally reduce credit duration and focused on adding high-quality issues. This helped performance during the subsequent widening of credit spreads.

What strategies do you intend to pursue over the coming months?

We expect to maintain the Funds’ short duration posture over the coming months based on our belief that interest rates will continue to move higher, though not dramatically so. Under new Federal Reserve Chairman Ben Bernanke, the Fed has abandoned its policy of raising interest rates at a measured pace. Decisions are now dependent on economic data. Chairman Bernanke has made it known he is concerned about recent indicators of rising inflation and will be vigilant in fighting it. We anticipate at least one more federal funds rate increase of .25% to 5.25%. As interest rates continue to move upward, our strategy will likely focus on shifting Fund duration to capture excess returns within a trading range. At some point over the next twelve months, we expect to see rates begin to fall in response to a slowing economy, and we will likely extend the Funds’ duration toward a neutral stance in anticipation of this directional shift.

In our view, securitized products such as asset-backed and commercial mortgage-backed securities will be an attractive alternative to corporate bonds, as we expect volatility to pick up due to uncertainty over Fed funds rate increases. Government agencies should continue to perform well due to reduced supply and favorable proposed legislation for bondholders. Mortgage-backed securities are also attractive for the extra yield they offer without credit or event risk. The slowdown in the housing sector brought on by higher rates should ensure prepayments will be less of a negative factor.

We are maintaining a preference for quality in the credit sector. Expectations for higher interest rates, rising inflation and a softer economy increase potential for event risk, deterioration of coverage and shareholder-friendly activity (as opposed to bondholder-friendly). The previous period of low volatility and growth without inflation led to reduced risk premia across markets and historically narrow credit spreads. As we move into a new phase of the economic cycle, risk is being priced back into the markets at more normal levels. Credit spreads have widened from historic lows over the past several months.

Income and yield curve positioning will continue to be important contributors to performance in the upcoming year. The yield curve should eventually resume its normal steepness, as we believe a recession is unlikely. Market forces should also work to steepen the curve. Short interest rates are relatively high, stimulating demand for shorter maturity debt. At the same time, U.S. corporations are issuing longer-term bonds ahead of more interest rate hikes by the Fed. This could lead to a scenario in which there will be less supply of short-term debt and more supply of long-term debt, and thus a steeper curve. We will continue to move the Funds toward a bulleted maturity structure and to seek current income. Over the next twelve months, our emphasis will be on high-quality securities with a bias toward shorter maturities.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

		Average Annual Returns as of May 31, 2006
Limited Maturity Bond Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment
Institutional Class		1.27%	2.89%	4.74%	$15,887
Class A	at NAV	0.86%	2.38%	4.22%	$15,119
	at POP	-3.47%	1.51%	3.77%	$14,480
Class C	without CDSC	0.26%	1.85%	3.69%	$14,369
	with CDSC	-0.72%	1.85%	3.69%	$14,369
Merrill Lynch 1-5 Year Corp/Govt Index		1.26%	3.96%	5.42%	$16,957

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

See additional information related to the Fund’s performance on page 29.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

		Average Annual Returns as of May 31, 2006
Total Return Bond Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of $10,000 Investment
Institutional Class		-0.29%	4.30%	4.95%	$14,898
Class A	at NAV	-0.79%	3.78%	4.43%	$14,296
	at POP	-5.00%	2.87%	3.89%	$13,694
Class C	without CDSC	-1.38%	3.25%	3.90%	$13,712
	with CDSC	-2.33%	3.25%	3.90%	$13,712
Lehman Aggregate Bond Index		-0.48%	5.01%	5.59%	$15,668

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graphs and tables above illustrate the total return of the Limited Maturity Bond Fund against Merrill Lynch 1-5 Year Corp/Govt Bond Index and the total return of the Total Return Bond Fund against Lehman Aggregate Bond Index. The Indices have an inherent performance advantage over the Funds since they impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares of the Limited Maturity and Total Return Bond Funds is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/14/91 for the Limited Maturity Bond Fund and 3/1/98 for the Total Return Bond Fund. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25% for the Limited Maturity and Total Return Bond Funds. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

Portfolio Highlights
(Unaudited)
On May 31, 2006, the Maryland Tax-Exempt Bond Fund had net assets invested in Municipal Bonds of:
Maryland	89.0%
Puerto Rico	4.3%
District of Columbia	2.8%
Investment Companies	2.3%
Other	1.6%
100.0%
Portfolio Highlights
(Unaudited)
On May 31, 2006, the net assets of the Tax-Exempt Limited Maturity Bond Fund were diversified into the following states (only the top 10 are listed)
Florida	11.8%
New York	9.8%
New Jersey	8.3%
Ohio	5.6%
Maryland	5.5%
North Carolina	5.4%
Massachusetts	4.7%
Virginia	4.5%
Connecticut	4.3%
South Carolina	3.8%
Other	36.3%
100.0%
Portfolio Highlights
(Unaudited)
On May 31, 2006, the net assets of the National Tax-Exempt Bond Fund were diversified into the following states (only the top 10 are listed)
Pennsylvania	12.3%
Maryland	7.6%
Oregon	6.5%
Florida	6.3%
Georgia	6.3%
Virginia	5.8%
New York	5.6%
Colorado	5.2%
Michigan	4.5%
California	3.3%
Other	36.6%
100.0%

An interview with Ronald M. Shostek, Amy Heiser and Team

Mercantile Capital Advisors, Inc.

Portfolio Managers

What factors affected the tax-exempt bond markets during the annual period?

The tax-exempt bond market overall significantly outperformed the taxable bond market on a relative basis for the annual period, despite ongoing tightening of monetary policy the Federal Reserve Board (the Fed). The Lehman Brothers Municipal Bond Index gained 1.89% for the 12 months compared to the Lehman Brothers Aggregate Bond Index’s -0.48% return. The Fed raised interest rates by 0.25% eight additional times during the 12 months, bringing the targeted federal funds rate to 5.00% by the end of May 2006.

After sitting at 3.90% at the beginning of June and retesting that level at the end of the month, the 10-year U.S. Treasury generally sold off through October reaching the 4.60% level. This move to higher yields was interrupted by a rally in August that was based on the false assumption that Hurricane Katrina would have a long-lived dampening effect on the U.S. economy. The 10-year Treasury subsequently rallied from November to January down to the 4.35% area, based on an incorrect assumption that the economy would slow down after a short-lived “Katrina recovery.” After January, the 10-year U.S. Treasury moved higher, reaching 5.19% in mid-May and ending the annual period on May 31 at 5.12%. This Treasury market sell-off was due primarily to solid economic growth and increasing fears of rising inflation, as seen in hourly wage increases and price spikes in oil and other commodities. The rest of the yield curve acted in a similar manner to the 10-year Treasury, with the two-year Treasury starting June 2005 at 3.58% and peaking on May 31 at 5.04%, and the 30-year Treasury moving from a low of 4.19% in June to a high of 5.31% in mid-May. The reintroduction of the 30-year bond was also a factor in the rise of the 30-year yield.

The Treasury yield curve flattened over the annual period, but it was briefly inverted at the start of 2006, which some economists believe foretells an economic slowdown or recession. However, economic data has ebbed and flowed over the fiscal year, due in part to the Gulf Coast hurricanes and subsequent recovery and in part to the lack of synchronization between consumer spending and industrial production. The tax-exempt yield curve, which historically remains steeper than its taxable counterparts, also flattened, but to a less dramatic degree.

Within the national tax-exempt bond market, issuance of municipal bonds was $406 billion in 2005, breaking the record of $384 billion set in 2003, with both new money and refundings contributing to the total. To date through May 2006, issuance sharply decreased to $140 billion, with refundings significantly down. Demand for municipal

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

bonds from leveraged investors, such as hedge funds and closed-end municipal bond funds, remained steady, despite a flattened yield curve and rising investment costs. Retail investors re-entered the market, as rates for bonds with maturities of 10 years and shorter moved higher, with mutual fund inflows particularly strong. Demand for floaters, or instruments with a variable interest rate, from institutional investors and retail accounts also remained strong, as short-term yields rose and investors sought to protect principal. Property & casualty insurers remained solid buyers in the intermediate segment of the yield curve, as claims from the hurricanes have been less than predicted and profitability remained robust. In Maryland, fixed issuance from June 1, 2005 through December 31, 2005 totaled only $1.8 billion, resulting in a scarcity of bonds. However, in 2006 through May 31, Maryland’s fixed issuance already totaled $2 billion, despite the decline in national issuance. As a result, Maryland bonds have cheapened from historically tight credit spreads in the first five months of 2006. Maryland’s retail demand for municipal bonds, as well as institutional demand from Maryland-specific funds, remained strong.

Credit ratings within the tax-exempt bond market generally remained stable to improving, as a relatively strong economy has resulted in increased taxes and/or cash flows to issuers, thereby reducing the need for issuance in 2006 to date. Understandably, the exception to this strong credit rating scenario was certain issuers in the hurricane-affected areas of Louisiana and Mississippi. Regions where the domestic auto industry is a dominant factor in the local economy were also exceptions. Maryland’s Aaa rating remained unchanged by Moody’s and Standard & Poor’s, with state tax revenues surprising on the upside as that state’s economy continued its steady growth. Nearly all of Maryland’s local issuers’ ratings also remained stable during the annual period.

How did you manage the tax-exempt bond funds during the annual period?

We kept each of the tax-exempt bond funds defensively positioned at the start of the annual period, with duration short relative to their respective benchmark indices and peer groups. Each of the three funds also had overweighted positions in cash and cash equivalents. Our emphasis was on premium bonds, with the average coupon near 5.5% in National Tax-Exempt Bond Fund and over 5% in Tax-Exempt Limited Maturity Bond Fund and Maryland Tax-Exempt Bond Fund. We also employed the “kicker” structure in each of the three portfolios, whereby large-coupon bonds were priced to a call date usually much sooner than the stated maturity. Positioning on the yield curve remained fairly laddered, whereby maturities are staggered so that bonds in the portfolio come due periodically, although the portfolios were weighted more heavily towards bonds with shorter maturities, especially in Tax-Exempt Limited Maturity Bond Fund.

In all three funds, we sold bonds in the 1- to 3-year segment of the yield curve as yields rose throughout the summer and fall, and we purchased a combination of longer-maturity bonds and floating rate securities that in combination had a neutral effect on duration. This “barbell structure” strategy, whereby bonds at the longer and shorter ends of the yield curve are emphasized, anticipated that the flattening of the tax-exempt yield curve would continue, as it indeed did.

From the start of the period through October, we had used forward interest rate swaps1 both to shorten the funds’ duration and for hedging purposes given the widespread anticipation of interest rate hikes by the Fed. The swaps correlated fairly well with municipal yields over intermediate and longer time frames with intermittent variance due to supply/demand factors and market volatility. At the beginning of November, we eliminated the forward interest rate swaps, effectively lengthening the portfolios’ duration to positions just short of neutral to each Fund’s respective benchmark index and peer group.

[1]	An interest rate swap is a contract between two parties resulting in an agreement to swap the income streams from two different sources. A forward on an interest rate swap is a contract giving the holder the right (or holding them obligated) to enter into a swap at a future date. Swaps and forwards on swaps are both considered derivatives, or investments whose value is derived from that of one or more securities, indexes, currencies, or other reference data.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

At the beginning of February, we then shortened each of the three funds’ duration in anticipation of higher yields. To do so, we sold bonds in the 15- to 30-year segment of the yield curve in the National Tax-Exempt Bond Fund and Maryland Tax-Exempt Bond Fund. We sold bonds in the 7-to 10-year portion of the yield curve in the Tax-Exempt Limited Maturity Bond Fund. We subsequently replaced the Funds’ holdings in these respective segments of the yield curve in April, moving duration back to a close to neutral position.

We sold prerefunded2 bonds out of all three funds throughout the first five months of 2006, when they began to underperform, and replaced them with general obligation and revenue bonds. We purchased discount bonds in National Tax-Exempt Bond Fund and Maryland Tax-Exempt Bond Fund, as they became increasingly attractive. Similarly, we purchased Maryland bonds for National Tax-Exempt Bond Fund and Tax-Exempt Limited Maturity Bond Fund, as these bonds offered comparatively higher yields.

At the end of the annual period, the 1- to 3-year segment of the yield curve remained underweighted in all three funds in anticipation of further flattening or a parallel shift of the tax-exempt yield curve.

The portfolios’ credit quality, as always, remained high. As of May 31, 2006, each portfolio’s average quality rating was Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively. Given our focus on high credit quality, there was actually little difference in yield spreads between sectors during the period. Thus, our bond selection more heavily emphasized maturity and bond structure. In all, both National Tax-Exempt Bond Fund and Maryland Tax-Exempt Bond Fund outperformed their respective peer groups and only modestly lagged their shared benchmark index, the Lehman Quality Intermediate Index, for the annual period. For the same time frame, Tax-Exempt Limited Maturity Bond Fund modestly underperformed its benchmark index, the Lehman Mutual Fund Short Index, and its peer group.

Would you give us some company-specific examples?

Having a relatively short duration hurt the funds’ relative performance in June and in August, but helped for the first five months of the fiscal year overall, as tax-exempt yields followed a somewhat volatile path in a generally upward direction. Modestly lengthening the funds’ average duration at the start of November also proved prudent, as yields peaked and then moved lower through January. Shortening the funds’ duration in February hurt relative performance that month, as tax-exempt bonds continued to rally even while Treasuries sold off. However, the strategy became effective in March when municipal bonds joined the fixed income sell-off. Lengthening the funds’ duration again in April had a rather neutral effect on relative results.

Selling most of the funds’ bond holdings in the 1- to 3-year maturity range and redeploying the proceeds into a “barbell” portfolio structure helped relative performance through the end of 2005, but hurt at the start of 2006. Since then, such a “barbell” structure has had a rather neutral impact on relative results. However, in hindsight, this “barbell” strategy should have been carried out sooner, as early in the period, the funds’ performance was hurt a bit by the flattening of the tax-exempt bond yield curve.

Our emphasis on premium coupon bonds benefited the funds from an income standpoint, and the “kicker” structure we employed in the portfolios provided a yield benefit at the margin and helped as a defensive strategy. Due to the lower yields of the prior fiscal period, several of the bonds in the portfolios with the “kicker” structure were prerefunded or called during these 12 months. This further boosted the funds’ relative performance. The conservative nature of the funds and their higher credit quality portfolios detracted modestly from their annual results, as lower quality bonds outperformed higher quality bonds during the period.

[2]	Prerefunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the prerefunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value — sometimes significantly.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

What strategies do you intend to pursue over the coming months?

We believe tax-exempt interest rates will likely remain range-bound over the near term, and the tax-exempt bond yield curve will generally continue to flatten. It appears as if Fed chairman Bernanke may stop raising the targeted federal funds rate after the June Fed meeting, at least temporarily and possibly for this economic cycle. Thus, short-term yields should remain close to current levels. Further out on the yield curve is more uncertain. The key questions currently are: will inflation worries push longer-term yields higher, or will the housing slowdown shift into a broad economic slowdown, which would cause longer-term yields to decline? We believe the Treasury yield curve will likely remain relatively flat and may even invert again. We also expect volatility to remain high, with periods of significant price moves in both directions.

On the economic front, job growth has ominously slowed the last two months of the fiscal year and may be foreshadowing a greater downturn. The parabolic price moves in commodities have been due to speculation, not necessarily end-demand or, in the case of gold, inflation fears. Still, large movements in and out of these and other markets will, we believe, contribute to increased volatility. Given this view and positive supply/demand dynamics, we believe municipal bonds should continue to outperform U.S. Treasuries over the coming months. One other caution — spending at the local level has increased as the economy remains strong, but concerns over the pension liabilities of state and local governments is shaping up to be a headline issue.

We intend to keep the funds’ duration close to their respective benchmarks for the near term, with a tilt towards barbell portfolio structures. At the same time, we will not hesitate to adjust duration to a shorter or longer stance as Fed strategy becomes clearer and/or as economic and market conditions may change

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

		Average Annual Returns as of May 31, 2006
Maryland Tax-Exempt Bond Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment
Institutional Class		1.12%	3.35%	4.61%	$15,694
Class A	at NAV	0.62%	2.83%	4.09%	$14,933
	at POP	-3.66%	1.95%	3.64%	$14,302
Class C	without CDSC	0.12%	2.32%	3.57%	$14,204
	with CDSC	-0.86%	2.32%	3.57%	$14,204
Lehman Quality Intermediate Index		1.24%	4.31%	5.13%	$16,496

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

See additional information related to the Fund’s performance on page 36.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

		Average Annual Returns as of May 31, 2006
Tax-Exempt Limited Maturity Bond Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of $10,000 Investment
Institutional Class		1.34%	2.39%	3.20%	$12,964
Class A	at NAV	0.84%	1.88%	2.68%	$12,441
	at POP	-3.42%	1.00%	2.15%	$11,917
Class C	without CDSC	0.33%	1.37%	2.17%	$11,939
	with CDSC	-0.65%	1.37%	2.17%	$11,939
Lehman Mutual Fund Short-Term Index		1.65%	3.11%	3.79%	$13,597

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

See additional information related to the Fund’s performance on page 36.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2006

		Average Annual Returns as of May 31, 2006
National Tax-Exempt Bond Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of $10,000 Investment
Institutional Class		1.03%	3.31%	3.93%	$13,737
Class A	at NAV	0.53%	2.98%	3.72%	$13,518
	at POP	-3.72%	2.09%	3.18%	$12,948
Class C	without CDSC	0.03%	2.29%	2.90%	$12,655
	with CDSC	-0.95%	2.29%	2.90%	$12,655
Lehman Quality Intermediate Index		1.24%	4.31%	5.13%	$14,511

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graphs and tables above illustrate the total return of the Maryland Tax-Exempt Bond Fund against the Lehman Quality Intermediate Index; the total return of the Tax-Exempt Limited Maturity Bond Fund against the Lehman Mutual Fund Short Index; and the total return of the National Tax-Exempt Bond Fund against the Lehman Quality Intermediate Index. The Indices have an inherent performance advantage over the Funds since they impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 6/2/92 for the Maryland Tax-Exempt Bond Fund and 3/1/98 for the Tax-Exempt Limited Maturity and National Tax-Exempt Bond Funds. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class C returns with CDSC include the effect of each Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The Maryland Tax-Exempt, Tax-Exempt Limited Maturity and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

See accompanying index descriptions on page 37.

Mercantile Funds, Inc.

Management’s Discussion of Fund Performance — Concluded

May 31, 2006

Index Definitions

The S&P 500® Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks

The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

The MSCI All-Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.

The NAREIT Equity REIT Index is an index with dividends reinvested, representative of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

The Merrill Lynch 1-5 Year Corporate/Government Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.

The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index and two Lehman Brothers asset-backed securities indices.

The Lehman Quality Intermediate Index is an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA.

The Lehman Mutual Fund Short-Term Index is an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0–6 years.

The views expressed in this commentary reflect those of the portfolio managers as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Funds and the Funds’ Advisor disclaim any responsibility to update such views. The views may not be relied upon as investment advice, and because investment decisions for the Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Fund.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments

May 31, 2006

	Par (000)	Value

AGENCY OBLIGATIONS — 11.6%
Fannie Mae — 2.1%
Floating Rate Note(a)
4.81%, 12/22/06	$8,500	$8,499,848
Notes
3.25%, 06/28/06(b)	10,000	9,990,494

		18,490,342

Federal Farm Credit Bank — 1.1%
Floating Rate Note(a)
4.99%, 01/22/07	10,000	10,005,032

Federal Home Loan Bank — 6.5%
Floating Rate Note(a)
4.65%, 02/22/07	12,000	12,000,000
4.38%, 03/02/07	10,500	10,500,000
4.68%, 05/04/07	15,000	14,975,409
Notes
5.00%, 09/29/06(b)	13,000	13,000,000
4.38%, 10/26/06(b)	8,000	8,000,000

		58,475,409

Freddie Mac — 1.9%
Notes,
4.75%, 01/22/07	9,250	9,250,000
Notes,
4.80%, 02/20/07	8,250	8,250,000

		17,500,000

TOTAL AGENCY OBLIGATIONS
(Cost $104,470,783)		104,470,783

CERTIFICATES OF DEPOSIT — 11.9%
Barclays Bank,
5.02%, 06/21/06(a)	8,150	8,149,991
Royal Bank of Scotland,
4.77%, 06/05/06	17,000	17,000,000
Societe Generale,
5.04%, 07/27/06	16,000	16,000,000
Societe Generale,
5.15%, 09/14/06	18,000	18,000,000
Toronto Dominion,
5.11%, 08/09/06	19,000	19,000,000
Wells Fargo Bank,
4.95%, 06/05/06	28,500	28,500,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $106,649,991)		106,649,991

COMMERCIAL PAPER — 53.2%
Asset Backed Securities — 24.6%
Amsterdam Funding Corp.,
5.04%, 07/06/06(c)	10,000	9,951,000
Barton Capital LLC,
5.00%, 07/06/06(c)	18,450	18,360,313
Fairway Finance Corp.,
5.07%, 07/27/06(c)	20,000	19,842,267

	Par (000)	Value

COMMERCIAL PAPER — Continued
Asset Backed Securities — Continued
Fountain Square,
5.01%, 07/21/06(c)	$18,000	$17,874,750
Grampian Funding, LLC,
4.89%, 07/05/06(c)	10,000	9,953,817
Grampian Funding, LLC,
5.09%, 10/16/06(c)	13,000	12,748,186
Park Avenue Receivables,
4.99%, 06/28/06(c)	18,000	17,932,635
Sheffield Receivables,
5.01%, 06/19/06(c)	24,000	23,939,880
Steamboat Funding Corp.,
5.03%, 06/12/06	18,000	17,972,335
Stratford Receivable, LLC,
5.06%, 07/17/06(c)	14,000	13,909,572
Thames Asset Global,
5.10%, 08/14/06(c)	11,920	11,795,298
Thames Asset Global,
5.10%, 08/14/06(c)	6,500	6,432,000
Three Pillars Funding,
5.00%, 06/05/06(c)	15,000	14,991,667
Windmill Funding Corp.,
4.92%, 06/08/06(c)	25,000	24,976,082

		220,679,802

Banking — 3.3%
Citigroup,
5.04%, 07/05/06	30,000	29,857,200

Broker/Dealer — 7.7%
Greenwich Capital,
5.03%, 08/07/06(a)	16,250	16,250,000
Merrill Lynch,
4.93%, 06/12/06	18,000	17,972,885
UBS Finance Delaware, LLC,
5.05%, 06/01/06	35,000	35,000,000

		69,222,885

Foreign Banks — 14.3%
ABN AMRO,
5.00%, 06/22/06	18,000	17,947,500
Barclays US Funding, LLC,
4.86%, 06/06/06	12,000	11,991,908
CBA Delaware Finance,
5.00%, 06/15/06	18,000	17,965,000
CIBC Corp.,
4.89%, 06/14/06	20,000	19,964,705
Deutsche Bank Financial, LLC,
4.98%, 06/08/06	18,000	17,982,570
Dexia Delaware, LLC,
5.03%, 07/13/06	9,000	8,947,185
HBOS Treasury Services,
4.91%, 07/10/06	18,000	17,904,255

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Par (000)	Value

COMMERCIAL PAPER — Continued
Foreign Banks — Continued
HBOS Treasury Services,
5.04%, 08/07/06	$16,000	$15,850,069

		128,553,192

Utilities — Electric — 3.3%
General Electric Capital Corp.,
4.92%, 07/10/06	30,000	29,840,100

TOTAL COMMERCIAL PAPER
(Cost $478,153,179)		478,153,179

REPURCHASE AGREEMENTS — 19.2%
Banc of America Securities, LLC
(Agreement dated 05/31/06 to be repurchased at $34,004,609 collateralized by $68,000,000 (Value $34,537,607) U.S. STRIPS, 5.30%, due 02/15/19) 4.88%, 06/01/06	34,000	34,000,000
Wachovia Securities
(Agreement dated 05/31/06 to be repurchased at $35,004,735 collateralized by $35,770,000 (Value $35,672,191) U.S. Treasury Notes, 4.88%, due 05/31/08) 4.87%, 06/01/06	35,000	35,000,000
JP Morgan Securities
(Agreement dated 05/31/06 to be repurchased at $34,004,581 collateralized by $22,760,000 (Value $34,593,646) U.S. Treasury Notes, 3.88%, due 04/15/29) 4.85%, 06/01/06	34,000	34,000,000
Morgan Stanley Securities
(Agreement dated 05/31/06 to be repurchased at $34,004,599 collateralized by $30,790,000 (Value $34,509,825) U.S. Treasury Notes, 6.13%, due 08/15/29) 4.87%, 06/01/06	34,000	34,000,000
Merrill Lynch Securities
(Agreement dated 05/31/06 to be repurchased at $35,004,735 collateralized by $36,290,000 (Value $35,622,444) U.S. Treasury Notes, 4.50%, due 11/15/10) 4.87%, 06/01/06	35,000	35,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $172,000,000)		172,000,000

	Par (000)	Value

SECURITIES LENDING COLLATERAL — 3.6%
Investment in Securities Lending Short-Term Investment Portfolio held by Credit Suisse First Boston (Note 1.J and Note 4)	$31,984	$31,984,298

TOTAL SECURITIES LENDING COLLATERAL
(Cost $31,984,298)		31,984,298

	Shares
INVESTMENT COMPANIES — 4.2%
BlackRock Provident Institutional Funds — Fed Fund	6,098,679	6,098,679
Goldman Sachs Financial Square Government Fund	1,059,280	1,059,280
Merrill Lynch Government Money Market Fund	200,366	200,366
Morgan Stanley Liquidity Prime Fund	30,444,333	30,444,333

TOTAL INVESTMENT COMPANIES
(Cost $37,802,658)		37,802,658

TOTAL INVESTMENT IN SECURITIES — 103.7%
(Cost $931,060,909)(d)		931,060,909
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.7)%		(33,443,354)

NET ASSETS — 100%		$897,617,555

(a)	The rates shown are as of May 31, 2006.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Securities were purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been deemed liquid pursuant to procedures approved by the Board of Directors.
(d)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments

May 31, 2006

	Par (000)	Value

AGENCY OBLIGATIONS — 72.1%
Fannie Mae — 19.1%
Discount Notes
4.73%, 06/01/06	$5,000	$5,000,000
4.84%, 06/05/06	2,605	2,603,599
4.79%, 06/21/06	4,500	4,488,030
4.77%, 07/05/06	5,000	4,977,310
4.84%, 07/05/06	5,000	4,977,310
4.90%, 07/19/06	5,000	4,967,100
4.97%, 07/19/06	5,000	4,967,100
4.90%, 07/26/06(c)	5,000	4,962,569
4.94%, 08/02/06(c)	5,000	4,957,461
4.68%, 08/16/06	5,000	4,950,600
4.71%, 08/23/06	6,000	5,934,914
4.98%, 09/20/06	3,110	3,062,246
Floating Rate Notes(a)
3.25%, 06/28/06(a)(c)	4,500	4,495,722
4.95%, 09/07/06	5,000	4,999,466
4.81%, 12/22/06	4,000	3,999,929
Notes
2.20%, 12/04/06	5,000	4,925,035

		74,268,391

Federal Farm Credit Bank — 13.4%
Discount Notes
4.89%, 06/01/06	10,000	10,000,000
4.87%, 06/08/06	6,000	5,994,318
Floating Rate Notes(a)
4.71%, 06/01/06	10,000	10,000,001
4.96%, 07/25/06	5,000	5,000,000
4.98%, 10/30/06	10,000	10,000,000
4.94%, 12/20/06	5,000	5,000,000
4.99%, 01/22/07	6,000	6,003,019

		51,997,338

Federal Home Loan Bank — 19.7%
Discount Notes
4.93%, 06/06/06	5,000	4,996,574
4.65%, 06/07/06	5,000	4,996,125
4.91%, 06/16/06(c)	5,000	4,989,771
4.92%, 06/21/06	7,000	6,980,867
4.95%, 06/23/06	7,500	7,477,335
4.93%, 07/21/06(c)	5,000	4,965,764
4.93%, 07/26/06	11,000	10,916,874
Floating Rate Notes(a)
4.77%, 06/12/06	5,000	4,999,940
4.25%, 07/11/06	3,000	3,000,000
4.38%, 10/26/06(c)	5,000	5,000,000
4.65%, 02/22/07	6,000	6,000,000
4.42%, 03/01/07	4,085	4,085,000
4.68%, 05/04/07	2,500	2,495,901
4.98%, 05/15/07	3,000	3,000,000
Notes
4.50%, 11/03/06	2,500	2,492,090

		76,396,241

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
Freddie Mac — 19.9%
Discount Notes
4.73%, 06/01/06	$5,000	$5,000,000
4.73%, 06/05/06	7,000	6,996,321
4.95%, 06/08/06	10,000	9,990,375
4.26%, 06/19/06(c)	5,000	4,989,350
4.91%, 06/20/06	6,000	5,984,452
4.96%, 06/27/06	5,000	4,982,107
4.90%, 07/18/06	4,635	4,605,349
4.56%, 07/25/06	5,000	4,965,838
4.90%, 07/31/06	3,000	2,975,500
4.63%, 08/08/06(c)	5,000	4,956,272
4.96%, 08/15/06	6,257	6,192,344
4.96%, 09/12/06	5,000	4,929,044
5.02%, 12/01/06(c)	6,000	5,847,043
Note
4.75%, 01/22/07	4,750	4,750,000

		77,163,995

TOTAL AGENCY OBLIGATIONS
(Cost $279,825,965)		279,825,965

	Shares
INVESTMENT COMPANIES — 3.2%
Investment Companies — 3.2%
BlackRock Provident Institutional Funds — Fed Fund	2,989,520	2,989,520
Goldman Sachs Financial Square Government Fund	9,472,466	9,472,466
Merrill Lynch Government Money Market Fund	87,910	87,910

TOTAL INVESTMENT COMPANIES
(Cost $12,549,896)		12,549,896

	Par (000)
REPURCHASE AGREEMENT — 25.0%
Banc of America Securities, LLC
(Agreement dated 05/31/06 to be repurchased at $19,002,575 collateralized by $44,300,000 (Value $19,292,618) U.S. STRIPS, 5.32%, due 11/15/21) 4.88%, 06/01/06	$19,000	19,000,000
JP Morgan Securities
(Agreement dated 05/31/06 to be repurchased at $19,002,559 collateralized by $12,719,000 (Value $19,332,011) U.S. Treasury Notes, 2.45%, due 04/15/29) 4.85%, 06/01/06	19,000	19,000,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Par (000)	Value

REPURCHASE AGREEMENT — Continued
Merrill Lynch
(Agreement dated 05/31/06 to be repurchased at $20,002,705 collateralized by $17,270,000 (Value $20,340,102) U.S. Treasury Notes, 5.23%, due 02/15/27) 4.87%, 06/01/06	$20,000	$20,000,000
Morgan Stanley
(Agreement dated 05/31/06 to be repurchased at $19,002,570 collateralized by $19,370,000 (Value $19,359,515) U.S. Treasury Notes, 5.10%, due 02/15/09) 4.87%, 06/01/06	19,000	19,000,000
Wachovia Securities
(Agreement dated 05/31/06 to be repurchased at $20,002,705 collateralized by $20,440,000 (Value $20,384,109) U.S. Treasury Notes, 5.12%, due 05/31/08) 4.87%, 06/01/06	$20,000	$20,000,000

TOTAL REPURCHASE AGREEMENT
(Cost $97,000,000)		97,000,000

	Par (000)	Value

SECURITIES LENDING COLLATERAL — 11.9%
Investment in Securities Lending Short-Term Investment Portfolio held by Credit Suisse First Boston (Note 1.J and Note 4)	$46,416	$46,416,345

TOTAL SECURITIES LENDING COLLATERAL
(Cost $46,416,345)		46,416,345

TOTAL INVESTMENT IN SECURITIES — 112.2%
(Cost $435,792,206)(b)		435,792,206
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.2)%		(47,340,692)

NET ASSETS — 100%		$388,451,514

(a)	The rates shown are as of May 31, 2006.
(b)	Aggregate cost for financial reporting and Federal income tax purposes.
(c)	A portion or all of the share amounts are temporarily on loan to an unaffiliated broker/dealer.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — 93.2%
Alaska — 1.1%
Valdez Alaska Marine Terminal, RB, VRDB, BP Pipelines, Inc. Project,
3.53%, 06/01/06(a)	$2,500	$2,500,000

Arizona — 2.7%
Salt River Agriculture Improvement & Power Distribution, RB, TECP, Salt River Project, LIQ: Wells Fargo, Marshall & Isley, Bank One, Morgan Guaranty, Bank of New York, Bank of America,
3.52%, 07/13/06	6,000	6,000,000

California — 8.0%
California Department of Water & Power Resources and Power Supply, RB, VRDB, LOC: Dexia Credit Local,
3.41%, 06/01/06(a)	2,000	2,000,000
California St. Dept. Water Reserve Power Supply RB, VRDB, LOC: Citibank,
3.62%, 06/01/06(a)	5,000	5,000,000
City of Fremont, COP, VRDB, Maintenance Center & Fire Project, INS: AMBAC, SPA: Dexia Credit Local,
3.46%, 06/01/06(a)	6,515	6,515,000
Orange County Transportation Authority Toll Road, RB, VRDB, INS: AMBAC, SPA: JP Morgan, Dexia Credit Local,
3.46%, 06/01/06(a)	4,000	4,000,000

		17,515,000

Connecticut — 1.9%
Connecticut State, GO, VRDB, SPA: Bayerische Landesbank,
3.42%, 06/01/06(a)	1,650	1,650,000
Connecticut State, GO, VRDB, SPA: Landesbank Hessen-Thuringen Girozentrale,
3.54%, 06/01/06(a)	2,500	2,500,000

		4,150,000

District of Columbia — 2.3%
District of Columbia, RB, VRDB, George Washington University, INS: MBIA, SPA: Bank of America,
3.23%, 06/07/06(a)	5,000	5,000,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Florida — 4.5%
Jacksonville Electric Authority, RB, TECP, SPA: Dexia Credit Local,
3.53%, 06/15/06	$4,000	$4,000,000
Sarasota County Florida Public Hospital, RB, VRDB, INS: AMBAC,
3.62%, 06/01/06(a)	5,920	5,920,000

		9,920,000

Illinois — 1.7%
Cook County Community Construction, GO, VRDB, Schaumburg Township, SPA: Heleba,
3.25%, 06/07/06(a)	1,000	1,000,000
Illinois Health Facilities Authority, RB, VRDB, Rush Presbyterian —St. Lukes Medical Center, LIQ: Northern Trust,
3.22%, 06/07/06(a)	410	410,000
Illinois Health Facilities Authority, RB, VRDB, St. Lukes Medical Center, INS: MBIA, SPA: Bank One,
3.22%, 06/07/06(a)	2,300	2,300,000

		3,710,000

Louisiana — 1.4%
St. Charles Parish, RB, VRDB, PCRB, Shell Oil Company Project,
3.53%, 06/01/06(a)	3,050	3,050,000

Maryland — 7.1%
City of Baltimore IDA, RB, VRDB, Capital Acquisition, LOC: Bayerische Landesbank,
3.23%, 06/01/06(a)	2,000	2,000,000
Maryland State Economic Development Corp., RB, VRDB, U.S. Pharmacopeial INS: AMBAC, SPA: Bank of America,
3.62%, 06/01/06(a)	3,850	3,850,000
Maryland State Health & Higher Education, RB, TECP, Johns Hopkins University,
3.35%, 06/12/06	2,500	2,500,000
University Systems of Maryland, COP, VRDB, College Park Business School, LOC: Bank of America,
3.52%, 06/01/06(a)	4,500	4,500,000
Washington Suburban Sanitary District, GO, VRDB, BAN, SPA: Bank of America,
3.18%, 06/07/06(a)	2,570	2,570,000

		15,420,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Continued

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — Continued
Massachusetts — 5.0%
Massachusetts State Water Resources Authority, RB, VRDB, LIQ: Landesbank Hessen Thuringen,
3.60%, 06/01/06(a)	$2,325	$2,325,000
Massachusetts State Water Revenue Authority, RB, VRDB, INS: AMBAC, SPA: Dexia Credit Local, Bank of Nova Scotia,
3.18%, 06/07/06(a)	3,495	3,495,000
Massachusetts State, GO, VRDB, SPA: State Street,
3.47%, 06/01/06(a)	3,165	3,165,000
Massachusetts State, GO, VRDB, SPA: State Street Bank and Trust,
3.52%, 06/07/06(a)	2,000	2,000,000

		10,985,000

Michigan — 1.6%
Michigan State, GO, TECP,
4.50%, 09/29/06	1,500	1,504,546
University of Michigan, RB, VRDB, University Hospital,
3.20%, 06/07/06(a)	2,000	2,000,000

		3,504,546

Minnesota — 2.5%
Rochester Minnesota Health Facilities Mayo Foundation 92A, RB, TECP,
3.60%, 07/12/06	3,000	3,000,000
Rochester Minnesota Health Facilities Mayo Foundation 92B, RB, TECP,
3.60%, 07/12/06	2,400	2,400,000

		5,400,000

Missouri — 2.5%
Missouri State Health & Educational Facilities, RB, VRDB, Cox Health Systems, INS: AMBAC, SPA: Bank of Nova Scotia,
3.62%, 06/01/06(a)	3,950	3,950,000
Missouri State Health & Educational Facilities, RB, VRDB, Washington University Project, SPA: Morgan Guaranty Trust,
3.23%, 06/07/06(a)	550	550,000
Missouri State Health & Educational Facilities, RB, VRDB, Washington University Project, SPA: Morgan Guaranty Trust,
3.23%, 06/07/06(a)	940	940,000

		5,440,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
New Hampshire — 0.7%
New Hampshire Health & Higher Education, Dartmouth College, RB, VRDB, SPA: JP Morgan,
3.23%, 06/07/06(a)	$1,500	$1,500,000

New Jersey — 1.1%
New Jersey State Tax & Revenue, RB,
4.00%, 06/23/06	2,300	2,301,366

New Mexico — 1.9%
New Mexico, GO,
5.00%, 09/01/06	4,065	4,080,854

New York — 7.8%
Long Island Power Authority, RB, VRDB, INS: MBIA, SPA: Credit Suisse First Boston,
3.22%, 06/07/06(a)	1,315	1,315,000
New York City Transitional Financial Authority, RB, VRDB, New York City Recovery, SPA: Citigroup,
3.59%, 06/01/06(a)	5,450	5,450,000
New York City Transitional Financial Authority, RB, VRDB, New York City Recovery, SPA: Dexia Credit Local,
3.22%, 06/07/06(a)	2,375	2,375,000
New York City, GO, VRDB, LOC: JP Morgan,
3.22%, 06/07/06(a)	4,100	4,100,000
New York City, New York, GO, TECP, INS: MBIA, SPA: Landesbank Hessen,
3.56%, 06/01/06(a)	3,850	3,850,000

		17,090,000

North Carolina — 5.0%
City of Durham, COP, VRDB, SPA: Wachovia Bank of North Carolina,
3.28%, 06/01/06(a)	500	500,000
North Carolina Educational Facilities, Financial Agency Revenue, RB, VRDB, Duke University Project,
3.40%, 06/01/06(a)	5,420	5,420,000
University of North Carolina, RB, VRDB,
3.25%, 06/07/06(a)	3,800	3,800,000
Winston Salem Community Treatment Facilities Partnership, COP, SPA: Dexia Credit Local,
3.46%, 06/01/06(a)	1,200	1,200,000

		10,920,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Continued

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — Continued
Ohio — 0.6%
State Air Quality Development Authority, RB, VRDB, LOC: Wachovia Bank,
3.55%, 06/01/06(a)	$1,300	$1,300,000

Oregon — 1.2%
Oregon State, GO, VRDB, SPA: Morgan Guaranty Trust,
3.18%, 06/07/06(a)	2,600	2,600,000

Pennsylvania — 6.1%
Allegheny County Higher Ed Building Authority, RB, VRDB, Carnegie-Mellon University, SPA: Landesbank Hessen-Thueringen Girozentrale,
3.54%, 06/01/06(a)	2,560	2,560,000
Delaware County IDA, RB, VRDB, General Electric,
3.18%, 06/07/06(a)	2,200	2,200,000
Delaware County IDA, RB, VRDB, General Electric,
3.18%, 06/07/06(a)	1,550	1,550,000
Pennsylvania State Turnpike Revenue, RB, VRDB, SPA: Westdeutsche Landesbank, Bayerische Landesbank, Gironzentrale, Landesbank Baden, Wurtemburg,
3.54%, 06/01/06(a)	5,035	5,035,000
Pennsylvania State University, RB, VRDB, SPA: Westdeutsche Landesbank,
3.46%, 06/01/06(a)	2,000	2,000,000

		13,345,000

South Carolina — 2.9%
Berkeley County, RB, PCRB, VRDB, GTD, Amoco Chemical Company Project,
3.53%, 07/01/12(a)	3,300	3,300,000
South Carolina Public Services, RB, TECP, LIQ: Dexia Credit Local,
3.35%, 06/13/06	3,000	3,000,000

		6,300,000

Texas — 6.6%
Harris County, GO, TECP, Bank of Nova Scotia,
3.55%, 07/14/06	4,190	4,190,000
Red River Educational Finance Corporation, RB, VRDB, Texas Christian University Project,
3.25%, 06/07/06(a)	3,100	3,100,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Texas — Continued
San Antonio Gas & Electric, RB, TECP, LIQ: Bank of America, State Street,
3.33%, 07/20/06	$2,200	$2,200,000
Texas Board of Regents, RB, TECP, Texas A & M University,
3.53%, 08/15/06	1,500	1,500,000
Texas Public Finance Authority, RB, TECP,
3.48%, 08/16/06	1,000	1,000,000
Texas State Tax & Revenue, GO,
4.50%, 08/31/06	2,500	2,509,337

		14,499,337

Utah — 5.7%
Intermountain Power Agency, RB, INS: AMBAC, SPA: Morgan Stanley,
2.73%, 06/01/06(a)	2,900	2,900,000
Intermountain Power Agency, RB, TECP, INS: AMBAC,
3.52%, 06/02/06	2,000	2,000,000
Intermountain Power Agency, RB, TECP, SPA: Bank of Nova Scotia,
3.52%, 06/14/06	4,000	4,000,000
Salt Lake County, RB, VRDB, PCRB, Service Station Holdings Project, BP Amoco,
3.53%, 06/01/06(a)	3,600	3,600,000

		12,500,000

Virginia — 8.1%
IDA of Hampton, RB, TECP, Sentara Health System, LIQ: Wachovia Bank,
3.35%, 06/13/06	3,000	3,000,000
Loudoun County IDA, RB, VRDB, Howard Hughes Medical Institute,
3.28%, 06/07/06(a)	4,155	4,155,000
Loudoun County IDA, RB, VRDB, Howard Hughes Medical Institute,
3.60%, 06/01/06(a)	3,000	3,000,000
Peninsula Port Authority of Virginia, RB, TECP, LIQ: U.S. Bank,
3.52%, 07/07/06	3,160	3,160,000
Virginia State, Public Building Authority, RB, SPA: Dexia Credit Local,
3.45%, 06/01/06(a)	4,500	4,500,000

		17,815,000

Washington — 3.2%
King County Sewer RB, TECP, SPA: Bayerische Landesbank,
3.45%, 08/16/06	5,000	5,000,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — Continued
Washington — Continued
Seattle Washington, GO,
5.00%, 08/01/06	$2,000	$2,005,148

		7,005,148

TOTAL MUNICIPAL BONDS
(Cost $203,851,251)		203,851,251

	Shares
INVESTMENT COMPANIES — 7.1%
Black Rock Provident Institutional Funds — MuniFund	7,078,786	7,078,786
Goldman Sachs Financial Square Tax-Free Money Market Fund	8,385,301	8,385,301

TOTAL INVESTMENT COMPANIES
(Cost $15,464,087)		15,464,087

TOTAL INVESTMENT IN SECURITIES — 100.3%
(Cost $219,315,338)(b)		219,315,338
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(620,133)

NET ASSETS — 100%		$218,695,205

(a)	The rates shown are as of May 31, 2006 and the maturity dates shown are shorter of (i) the next interest readjustment or (ii) the date on which the principal amount can be recovered through demand.
(b)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Schedule of Portfolio Investments

May 31, 2006

	Shares	Value

COMMON STOCKS — 99.1%
Consumer Discretionary — 14.7%
Apollo Group, Inc.(a)(b)	154,980	$8,107,004
Comcast Corp. — Class A(a)(b)	323,630	10,398,232
Home Depot, Inc.(b)	300,860	11,468,783
Kohl’s Corp.(a)(b)	145,770	7,826,391
Nike, Inc.	69,330	5,567,892
OSI Restaurant Partners, Inc.	144,810	5,311,631
Tiffany & Co.(b)	97,450	3,331,816
Time Warner, Inc.	523,640	9,011,844
Urban Outfitters, Inc.(a)(b)	392,350	7,285,940

		68,309,533

Consumer Staples — 8.0%
General Mills, Inc.	130,990	6,797,071
Nestle ADR	97,310	7,278,224
Pepsico, Inc.	110,000	6,650,600
Procter & Gamble Co.	157,250	8,530,813
Sysco Corp.(b)	265,180	8,109,204

		37,365,912

Energy — 9.9%
Apache Corp.	105,470	6,842,894
BP PLC — ADR(b)	79,110	5,593,077
ConocoPhillips	148,540	9,401,097
Exxon Mobil Corp.	306,242	18,653,200
Halliburton Co.(b)	76,070	5,674,061

		46,164,329

Financials — 17.8%
Allstate Corporation	154,640	8,506,746
American International Group	168,650	10,253,920
Capital One Financial	84,020	6,954,335
Citigroup, Inc.	271,990	13,409,107
Freddie Mac	116,520	6,995,861
Genworth Financial, Inc.	160,080	5,361,079
Legg Mason, Inc.	32,109	3,080,216
Lehman Brothers Holding, Inc.	54,260	3,614,259
National City Corp.(b)	252,700	9,319,576
Wells Fargo Co.	100,640	6,679,477
Willis Group Holdings Ltd.	261,710	9,094,423

		83,268,999

Health Care — 14.7%
Abbott Laboratories	199,330	8,511,391
Biomet, Inc.(b)	145,280	5,115,309
Boston Scientific Corp.(a)	336,900	6,967,092
Cephalon, Inc.(a)(b)	58,060	3,467,343
Genzyme Corp.(a)(b)	143,230	8,522,185
Johnson & Johnson	149,540	9,005,299
Kinetic Concepts, Inc.(a)	126,250	4,911,125

	Shares	Value

COMMON STOCKS — Continued
Health Care — Continued
Medtronic, Inc.(b)	185,260	$9,353,777
Pfizer, Inc.	535,770	12,676,318

		68,529,839

Industrials — 10.7%
Danaher Corp.(b)	110,190	7,064,281
Eaton Corporation	74,130	5,451,520
General Electric Co.	346,040	11,855,330
Ingersoll Rand Co.	164,870	7,189,981
Rohm & Haas Co.(b)	97,210	4,900,356
United Technologies	217,830	13,618,732

		50,080,200

Information Technology — 18.6%
Accenture Ltd.	186,050	5,237,308
Adobe Systems, Inc.(a)	127,900	3,661,777
Cisco Systems(a)	445,290	8,763,307
Dell Computer Corp.(a)(b)	406,140	10,307,832
Ebay, Inc.(a)(b)	190,000	6,233,900
Electronic Arts, Inc.(a)(b)	84,930	3,573,005
Intel Corp.(b)	503,085	9,065,591
Microsoft	744,790	16,869,494
Oracle Corp.(a)	524,080	7,452,418
Symantec Corp.(a)(b)	409,540	6,388,824
Texas Instruments, Inc.	154,390	4,821,600
YAHOO!, Inc.(a)(b)	145,320	4,590,659

		86,965,715

Telecommunication — 3.5%
AT&T, Inc.(b)	180,450	4,702,527
QUALCOMM Inc.	70,620	3,192,730
Sprint Nextel Corp.(b)	389,288	8,256,799

		16,152,056

Utilities — 1.2%
Exelon Corp.(b)	98,420	5,571,556

TOTAL COMMON STOCKS
(Cost $412,547,438)		462,408,139

	Par (000)
SECURITIES LENDING COLLATERAL — 27.2%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.J and Note 4)	$126,633	126,632,839

TOTAL SECURITIES LENDING COLLATERAL
(Cost $126,632,839)		126,632,839

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Par (000)	Value

REPURCHASE AGREEMENT — 0.7%
Morgan Stanley
(Agreement Dated 05/31/06 to be repurchased at $3,160,427 collateralized by 3,135,000 (Value $3,224,670) U.S. Treasury Note, 7.00%, due 07/15/06) 4.87%, 06/01/06	$3,160	$3,160,000

TOTAL REPURCHASE AGREEMENT
(Cost $3,160,000)		3,160,000

TOTAL INVESTMENT IN SECURITIES — 127.0%
(Cost $542,340,277)(c)		592,200,978
LIABILITIES IN EXCESS OF OTHER ASSETS — (27.0)%		(126,039,356)

NET ASSETS — 100%		$466,161,622

(a)	Non-income producing securities.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Aggregate cost for Federal income tax purposes is $543,355,974. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$63,510,460
Excess of tax cost over value	$(14,665,456)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Schedule of Portfolio Investments

May 31, 2006

	Shares	Value

COMMON STOCKS — 98.6%
Consumer Discretionary — 11.1%
Comcast Corp. — Class A(a)(b)	55,390	$1,779,681
Home Depot, Inc.(b)	60,440	2,303,973
Liz Claiborne, Inc.	37,500	1,450,125
OSI Restaurant Partners, Inc.	31,500	1,155,420
Regis Corp.	33,280	1,154,150
Time Warner, Inc.	138,050	2,375,840

		10,219,189

Consumer Staples — 5.7%
Avon Products	35,800	1,134,860
General Mills, Inc.	21,190	1,099,549
Nestle ADR	8,960	670,156
Procter & Gamble Co.	10,410	564,743
Wal-Mart Stores Inc.	36,567	1,771,671

		5,240,979

Energy — 12.4%
Apache Corp.	20,620	1,337,826
BP PLC — ADR(b)	21,000	1,484,700
ChevronTexaco Corp.	40,650	2,430,464
ConocoPhillips	44,210	2,798,051
Exxon Mobil Corp.	54,450	3,316,549

		11,367,590

Financials — 28.3%
Allstate Corporation	17,520	963,775
American International Group	36,350	2,210,080
Bank of America Corp.	81,330	3,936,372
Capital One Financial(b)	10,890	901,365
Chubb Corp.	22,850	1,154,611
Citigroup, Inc.	82,650	4,074,644
Endurance Specialty Holdings Limited	47,720	1,457,846
Entertainment Properties	11,700	480,285
Freddie Mac	24,360	1,462,574
J.P. Morgan Chase & Co.	51,650	2,202,356
Lincoln National Corp.	16,140	906,745
National City Corp.(b)	32,410	1,195,281
New York Community Bancorp, Inc.(b)	51,030	850,160
Simon Property Group, Inc.	5,370	427,613
Wachovia Corp.	23,431	1,253,559
Wells Fargo Co.	18,980	1,259,703
Willis Group Holdings Ltd.	38,620	1,342,045

		26,079,014

Health Care — 10.8%
Abbott Laboratories	29,090	1,242,143
Boston Scientific Corp.(a)	81,300	1,681,284
Health Management Associates, Inc.	59,210	1,234,529
Johnson & Johnson	12,450	749,739
Kinetic Concepts, Inc.(a)	29,740	1,156,886
Pfizer, Inc.	146,480	3,465,716

	Shares	Value

COMMON STOCKS — Continued
Health Care — Continued
Wyeth Co.	9,120	$417,149

		9,947,446

Industrials — 6.8%
Eaton Corporation	13,640	1,003,086
General Electric Co.	50,020	1,713,684
Ingersoll Rand Co.	31,750	1,384,618
Tyco International, Ltd.	44,920	1,217,781
United Technologies	14,680	917,794

		6,236,963

Information Technology — 10.9%
CDW Corp.(b)	19,380	1,083,923
Cisco Systems(a)	30,700	604,176
Dell Computer Corp.(a)(b)	69,300	1,758,834
Intel Corp.	76,250	1,374,025
Microsoft	79,940	1,810,641
Nokia Corp. ADR	30,150	647,321
Oracle Corp.(a)	86,500	1,230,030
Symantec Corp.(a)	97,090	1,514,604

		10,023,554

Materials — 3.4%
Alcoa, Inc.	14,830	470,408
Dow Chemical Company	39,650	1,580,845
Du Pont E I De Nemours	24,510	1,042,410

		3,093,663

Telecommunication — 5.6%
AT&T, Inc.(b)	90,280	2,352,697
Sprint Nextel Corp.	38,620	819,130
Verizon Communications(b)	41,270	1,288,037
Vodafone ADR	28,230	649,290

		5,109,154

Utilities — 3.6%
Exelon Corp.(b)	27,160	1,537,527
PNM Resources	28,940	731,314
Xcel Energy, Inc.(b)	55,610	1,043,800

		3,312,641

TOTAL COMMON STOCKS
(Cost $78,683,096)		90,630,193

	Par (000)
SECURITIES LENDING COLLATERAL — 13.1%
Investment in Securities Lending Short-Term Investment Portfolio held by Credit Suisse First Boston (Note 1.J and Note 4)	$12,016	12,015,923

TOTAL SECURITIES LENDING COLLATERAL
(Cost $12,015,923)		12,015,923

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Par (000)	Value
REPURCHASE AGREEMENT — 0.4%
Banc of America Securities, LLC.
(Agreement dated 05/31/06 to be repurchased at $351,048 collateralized by $635,000 (Value $357,654) U.S. STRIPS, 8.75%, due 05/15/17) 4.88%, 06/01/06	$351	$351,000

TOTAL REPURCHASE AGREEMENT
(Cost $351,000)		351,000

TOTAL INVESTMENT IN SECURITIES — 112.1%
(Cost $91,050,019)(c)		102,997,116
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.1)%		(11,125,423)

NET ASSETS — 100%		$91,871,693

(a)	Non-income producing securities.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Aggregate cost for Federal income tax purposes is $91,452,215. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$14,210,903
Excess of tax cost over value	$(2,666,002)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Schedule of Portfolio Investments

May 31, 2006

	Shares	Value

COMMON STOCKS — 98.4%
Consumer Discretionary — 17.3%
Apollo Group, Inc.(a)(b)	12,060	$630,859
Cheesecake Factory(a)(b)	26,590	778,023
Comcast Corp. — Class A(a)	20,960	673,445
Kohl’s Corp.(a)	10,110	542,806
Lowe’s Companies, Inc.	10,140	631,519
Nike, Inc.	8,060	647,299
Regis Corp.	16,920	586,786
Starbucks Corp.(a)(b)	7,840	279,496
Target Corp.	11,440	559,645
Time Warner, Inc.	51,120	879,774
Urban Outfitters, Inc.(a)	42,130	782,354
XM Satellite Radio Holdings, Inc.(a)(b)	29,090	419,478

		7,411,484

Consumer Staples — 9.7%
Nestle ADR	9,580	716,528
Pepsico, Inc.	24,830	1,501,222
Procter & Gamble Co.	21,760	1,180,480
Sysco Corp.	25,270	772,757

		4,170,987

Energy — 4.1%
Apache Corp.	10,480	679,943
Halliburton Co.	7,200	537,048
Smith International, Inc.(b)	13,570	555,827

		1,772,818

Financials — 5.1%
American International Group	15,350	933,280
Capital One Financial(b)	10,300	852,531
Legg Mason, Inc.	4,165	399,548

		2,185,359

Health Care — 18.0%
Abbott Laboratories	18,090	772,443
Alcon, Inc.	4,770	515,542
Biomet, Inc.(b)	20,240	712,650
Boston Scientific Corp.(a)	39,410	814,999
Cephalon, Inc.(a)(b)	5,860	349,959
Genzyme Corp.(a)(b)	18,090	1,076,356
Johnson & Johnson	7,570	455,865
Kinetic Concepts, Inc.(a)	19,890	773,721
Lilly (Eli), & Co.	9,205	475,346
Medtronic, Inc.(b)	17,490	883,070
Pfizer, Inc.	37,015	875,775

		7,705,726

Industrials — 12.1%
Danaher Corp.(b)	18,540	1,188,599
General Electric Co.	36,710	1,257,685
Ingersoll Rand Co.	13,220	576,524
Precision Castparts Corp.	14,090	812,007
United Technologies	21,660	1,354,183

		5,188,998

	Shares	Value

COMMON STOCKS — Continued
Information Technology — 30.8%
Accenture Ltd.	23,230	$653,925
Adobe Systems, Inc.(a)	11,480	328,672
Cisco Systems(a)	61,400	1,208,352
Cognos, Inc(a)	22,040	675,746
Dell Computer Corp.(a)(b)	56,160	1,425,341
Ebay, Inc.(a)(b)	24,310	797,611
Electronic Arts, Inc.(a)(b)	10,240	430,797
Intel Corp.	54,170	976,143
Juniper Networks, Inc.(a)(b)	37,630	599,446
Microsoft	109,170	2,472,700
Oracle Corp.(a)	36,480	518,746
QUALCOMM Inc.	13,380	604,909
Symantec Corp.(a)	41,800	652,080
Tessera Technologies, Inc.(a)	9,970	281,553
Texas Instruments, Inc.	23,900	746,397
YAHOO!, Inc.(a)(b)	24,810	783,748

		13,156,166

Telecommunication — 1.3%
Sprint Nextel Corp.	26,222	556,169

TOTAL COMMON STOCKS
(Cost $39,531,831)		42,147,707

	Par (000)
SECURITIES LENDING COLLATERAL — 23.9%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.J and Note 4)	$10,237	10,237,310

TOTAL SECURITIES LENDING COLLATERAL
(Cost $10,237,310)		10,237,310

REPURCHASE AGREEMENT — 1.0%
Banc of America Securities, LLC
(Agreement Dated 05/31/06 to be repurchased at $416,056 collateralized by $835,000 (Value $424,101) U.S. STRIPS, 5.22%, due 02/15/19) 4.88%, 06/01/06	416	416,000

TOTAL REPURCHASE AGREEMENT
(Cost $416,000)		416,000

TOTAL INVESTMENT IN SECURITIES — 123.3%
(Cost $50,185,141)(c)		52,801,017
LIABILITIES IN EXCESS OF OTHER ASSETS — (23.3)%		(9,974,806)

NET ASSETS — 100%		$42,826,211

(a)	Non-income producing securities.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

(c)	Aggregate cost for Federal income tax purposes is $50,331,076. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$4,616,900
Excess of tax cost over value	$(2,146,959)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments

May 31, 2006

	Shares	Value

COMMON STOCKS — 99.0%
Autos & Transportation — 4.2%
Alexander & Baldwin, Inc.(b)	29,600	$1,339,400
Kirby Corp.(a)	22,100	1,660,373
Knight Transportation(b)	58,150	1,107,176
SCS Transportation, Inc.(a)	14,500	354,815
Skywest, Inc.	30,800	715,484
Thor Industries, Inc.(b)	23,500	1,129,880
Universal Truckload Services, Inc.(a)	32,900	1,058,722
Wabtec	52,200	1,825,434
YRC Worldwide, Inc.(a)	15,500	611,320

		9,802,604

Consumer Discretionary — 21.9%
A.H. Belo Corp.	32,000	552,960
Advisory Board(a)	29,200	1,509,640
American Greetings Corp., Class A(b)	45,200	1,016,548
Ann Taylor Stores Corp.(a)(b)	38,700	1,488,402
Applebee’s International, Inc.	28,900	584,358
BJ’s Restaurant, Inc.(a)	273,600	7,294,175
Borders Group, Inc.(b)	37,400	776,424
Brinks Co.	32,800	1,802,360
Carters, Inc.(a)	36,700	2,144,748
Casella Waste Systems , Class A(a)	56,100	875,160
Cato Corp.	53,650	1,265,604
CEC Entertainment, Inc.(a)	25,500	850,680
Coach, Inc.(a)	47,200	1,372,576
Dollar Tree Stores, Inc.(a)(b)	38,700	1,022,841
First Cash Services, Inc.(a)(b)	98,800	2,120,248
Furniture Brands Intl.(b)	24,300	522,936
Guitar Center, Inc.(a)	30,100	1,449,315
Gymboree Corp.(a)	58,000	2,052,620
Hibbett Sporting Goods(a)(b)	47,719	1,234,013
Hot Topic, Inc.(a)(b)	48,300	668,472
Insight Enterprises, Inc.(a)	49,200	892,488
International Rectifier(a)(b)	19,900	886,545
K-Swiss, Inc., Class S	26,600	701,708
Kellwood Co.(b)	22,100	689,299
Kenneth Cole Productions, Inc.	20,500	503,685
Lenox Group, Inc.(a)	18,600	188,976
Life Time Fitness, Inc.(a)	25,000	1,143,750
Meredith Corp.	16,200	810,810
PRICELINE.COM, Inc.(a)(b)	53,800	1,673,180
Resources Connection(a)(b)	45,500	1,160,250
Ruby Tuesday, Inc.(b)	40,300	1,120,743
Service Corp. International	115,300	921,247
Sonic Corp.(a)(b)	67,418	1,472,409
Stages Stores, Inc.(b)	23,950	779,573
Tractor Supply Co.(a)	21,000	1,167,810
Tuesday Morning Corp.(b)	35,300	567,271
Under Armour, Inc.(a)(b)	59,100	2,109,870
United Stationers, Inc.(a)	18,300	849,486

	Shares	Value

COMMON STOCKS — Continued
Consumer Discretionary — Continued
Urban Outfitters, Inc.(a)	41,700	$774,369
Wolverine World Wide	42,200	968,068
Zale Corp.(a)(b)	46,300	1,087,124

		51,072,741

Consumer Staples — 1.2%
Bunge Ltd.(b)	12,900	730,140
Constellation Brands, Inc.(a)	38,600	953,420
Del Monte Foods Co.	96,000	1,136,640

		2,820,200

Energy — 7.4%
Alpha Natural Resources, Inc.(a)	39,600	853,776
Arch Coal, Inc.	17,800	860,630
Basic Energy Services, Inc.(a)	59,400	1,951,884
Carbo Ceramics Inc.	26,200	1,317,074
Energy Partners Ltd.(a)(b)	46,300	981,560
Grey Wolf, Inc.(a)	145,900	1,116,135
Input/Output, Inc.(a)(b)	147,500	1,424,850
Newfield Exploration Co.(a)	18,500	790,505
SEACOR Holdings, Inc.(a)	17,000	1,385,500
Tesoro Corp.	8,500	578,935
TODCO-CL A	18,800	830,396
W-H Energy Services, Inc.(a)(b)	71,900	4,050,846
Whiting Petroleum Corp.(a)(b)	33,500	1,267,975

		17,410,066

Financial Services — 18.2%
American Equity Investment(b)	84,400	1,101,420
Amerisafe, Inc.(a)	81,500	916,875
Amerus Group(b)	23,900	1,389,546
Ashford Hospitality Trust	57,300	684,735
Bank of Hawaii Corp.	28,300	1,435,659
BankUnited Financial Corp.(b)	43,900	1,361,778
Boston Private Financial(b)	40,800	1,224,000
Brandywine Realty Trust(b)	48,722	1,413,912
Brookline Bancorp(b)	57,900	829,128
Camden Property Trust	16,800	1,199,520
Colonial Bancgroup, Inc.	75,600	2,015,496
Compass Bancshares	12,300	684,495
Delphi Financial Group	43,700	2,310,419
Education Realty Trust, Inc.	30,000	423,000
Euronet Worldwide, Inc.(a)(b)	47,800	1,674,434
First Midwest Bancgroup, Inc.	18,800	661,008
First Republic Bank	36,400	1,529,528
Greater Bay Bancorp	40,900	1,219,229
Harleysville Group	24,300	672,867
Highland Hospitality	65,400	791,340
Independent Bank Corp.	13,700	436,071
Infinity Property & Casualty Corp.	22,700	967,474
MAF Bancorp, Inc.(b)	23,700	1,025,973
Midwest Banc Holdings, Inc.(b)	53,200	1,185,828

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments — Continued

May 31, 2006

	Shares	Value

COMMON STOCKS — Continued
Financial Services — Continued
NBT Bancorp, Inc.	21,300	$469,665
Platinum Underwriters	36,800	991,392
Portfolio Recovery Associates, Inc.(a)(b)	34,300	1,689,961
Provident Bankshares	36,800	1,298,304
RAIT Investment Trust	37,700	950,040
Reckson Assoc Realty Corp.	30,400	1,168,576
Republic Bancorp	62,772	682,332
Signature Bank(a)	48,100	1,718,613
Sterling Financial	42,516	1,277,181
Strategic Hotel Capital, Inc.	71,100	1,458,972
Triad Guaranty, Inc.(a)	24,700	1,337,011
United Fire & Casualty	18,500	579,975
WR Berkley Corp.	45,900	1,577,583

		42,353,340

Health Care — 12.4%
Align Technology, Inc.(a)	123,300	911,187
Anadys Pharmaceuticals, Inc.(a)	89,266	916,762
Arrow International, Inc.	28,400	915,616
CombinatoRx, Inc.(a)(b)	36,700	302,775
Community Health Sys Inc.(a)	25,400	957,580
Conceptus, Inc.(a)(b)	79,600	1,059,476
Conor Medsystems, Inc. (a)(b)	36,000	838,800
CV Therapeutics (a)(b)	77,000	1,282,820
Digene Corp.(a)(b)	43,100	1,611,078
Immucor, Inc.(a)	68,063	1,238,057
Keryx Biopharmaceuticals(a)(b)	77,900	1,113,970
MGI Pharma, Inc.(a)(b)	92,500	1,665,925
Micrus Endovascular Corp.(a)	82,300	1,171,952
Nastech Pharmaceutical(a)(b)	123,700	1,730,563
Nektar Therapeutics(a)(b)	99,200	1,983,008
Owens & Minor, Inc.	35,400	1,051,380
Par Pharmaceutical Companies, Inc.(a)(b)	21,900	502,605
Pdl Biopharma, Inc(a)(b)	75,800	1,534,950
Pediatrix Medical Group, Inc.(a)	26,600	1,228,654
PRA International(a)	31,400	787,198
Rigel Pharmaceuticals, Inc.(a)(b)	83,000	815,890
Steris Corp.	41,400	941,850
Telik, Inc.(a)	94,800	1,514,904
United Therapeutics Corp.(a)	36,000	1,733,760
Universal Health Services, Inc.	23,900	1,213,164

		29,023,924

Information Technology — 14.5%
Acxiom Corp.	50,500	1,190,790
Akamai Technologies(a)(b)	53,900	1,686,531
Bea Systems, Inc.(a)	125,200	1,697,712
Bell Microproducts(a)(b)	65,100	393,204
Brocade Communications Systems, Inc.(a)	280,200	1,712,022

	Shares	Value

COMMON STOCKS — Continued
Information Technology — Continued
Checkpoint Systems, Inc.(a)	42,000	$948,780
CommScope, Inc.(a)	46,000	1,344,580
Emulex Corp.(a)(b)	64,400	1,141,168
F5 Networks, Inc.(a)(b)	31,100	1,508,972
Factset Research Systems, Inc.	28,100	1,261,971
FMC Corp.	16,500	1,065,405
Informatica Corp.(a)(b)	112,500	1,581,750
Ingram Micro, Inc.(a)	62,900	1,085,654
iRobot Corp.(a)(b)	16,100	357,259
Ixia(a)	91,500	943,365
Marchex, Inc.(a)(b)	48,300	824,964
Microsemi Corp.(a)(b)	55,200	1,323,696
Netgear, Inc.(a)	25,600	599,296
O2Micro International Ltd.(a)	113,700	986,916
QAD, Inc.	40,500	285,120
Rackable Systems, Inc.(a)	19,500	739,245
Semtech Corp.(a)(b)	69,100	1,156,734
SiRF Technology Holdings, Inc.(a)(b)	34,400	1,008,264
Symbol Technologies, Inc.	49,800	591,126
Synnex Corp.(a)	33,300	597,402
Synopsys, Inc.(a)(b)	49,100	1,003,113
Tekelec(a)(b)	81,400	1,174,602
Tessera Technologies, Inc.(a)(b)	33,500	946,040
Tibco Software, Inc.(a)	147,900	1,134,393
Trident Microsystems, Inc.(a)	36,200	799,296
Verifone Holdings, Inc.(a)	65,700	2,078,748
Witness Systems, Inc.(a)(b)	38,400	792,576

		33,960,694

Materials & Processing — 11.2%
Albemarle Corp.	20,400	979,200
Atmi Inc.(a)	19,200	503,040
Bowater Inc.(b)	32,500	752,050
Chaparral Steel Co.(a)(b)	14,800	909,164
Crown Holdings, Inc.(a)	61,700	995,221
Dynamic Materials Corp.(b)	54,600	1,521,702
Georgia Gulf Corp.(b)	37,600	1,211,848
Gilbraltar Industries, Inc.	34,200	952,470
Griffon Corp.(a)(b)	33,000	895,620
H. B. Fuller Co.(b)	20,400	984,300
Harsco Corp.	17,800	1,442,156
Hexcel Corp.(a)(b)	66,200	1,362,396
Insituform Technologies(a)	19,000	486,400
IPSCO, Inc.	10,000	945,800
Kaydon Corp.(b)	31,300	1,306,149
Macdermid, Inc.	35,500	1,104,760
Mueller Industries, Inc.	29,600	966,440
Mueller Water Products Inc.(a)	27,100	468,288
NCI Building Systems, Inc.(a)(b)	34,900	2,116,336
Pactiv Corp.(a)	26,100	643,887
Polyone Corp.(a)	81,800	773,010

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Shares	Value

COMMON STOCKS — Continued
Materials & Processing — Continued
Spartech	33,600	$771,456
Texas Industries	14,800	724,756
Valspar Corp.	25,100	690,752
Walter Industries, Inc.(b)	16,100	936,376
Westlake Chemical Corp.	23,600	736,792
Williams Scotsman International, Inc.(a)	42,800	1,112,800

		26,293,169

Producer Durables — 5.9%
Crane Co.	26,500	1,064,770
Cymer, Inc.(a)(b)	27,500	1,275,725
Entegris, Inc.(a)	71,500	692,120
ESCO Technologies, Inc.(a)(b)	29,000	1,487,700
KB Home	11,600	593,920
Lincoln Electric Holdings, Inc.	39,900	2,192,904
Mine Safety Applicances Co.	30,500	1,256,905
Polycom, Inc.(a)(b)	84,200	1,817,878
Symmetricom, Inc.(a)	141,100	1,022,975
Technitrol, Inc.	49,800	1,136,436
Varian Semiconductor Equipment(a)(b)	21,200	656,140
WCI Communities, Inc.(a)(b)	25,700	544,583

		13,742,056

Utilities — 2.1%
Basin Water, Inc.(a)	23,600	356,360
Black Hills Corp.	16,800	568,344
El Paso Electric Co.(a)	41,500	800,120
Fairpoint Communications, Inc.	36,500	492,020
Otter Tail Corp.	28,700	748,783
PNM Resources(b)	39,050	986,794
Southwest Gas Corp.	30,900	899,499

		4,851,920

TOTAL COMMON STOCKS
(Cost $178,119,175)		231,330,714

	Par (000)	Value
SECURITIES LENDING COLLATERAL — 30.2%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.J and Note 4)	$70,570	$70,569,794

TOTAL SECURITIES LENDING COLLATERAL
(Cost $70,569,794)		70,569,794

AGENCY OBLIGATIONS — 1.2%
Fannie Mae — 0.9%
Discount Notes
4.73%, 6/1/06	2,240	2,239,698

Freddie Mac — 0.3%
Discount Notes
4.95%, 6/8/06	640	639,300

TOTAL AGENCY OBLIGATIONS
(Cost $2,879,388)		2,878,998

TOTAL INVESTMENT IN SECURITIES — 130.4%
(Cost $251,568,357)(c)		304,779,506
LIABILITIES IN EXCESS OF OTHER ASSETS — (30.4)%		(71,011,805)

NET ASSETS — 100%		$233,767,701

(a)	Non-income producing securities.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Aggregate cost for Federal income tax purposes is $252,133,633. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$59,307,403
Excess of tax cost over value	$(6,661,530)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

May 31, 2006

	Shares	Value

COMMON STOCKS — 96.3%
Australia — 1.1%
Billiton	52,845	$1,121,994
Bluscope Steel, Ltd.	82,445	472,493
Brambles Industries Ltd.(b)	23,830	191,054
CSL Ltd.	8,339	322,996
Fosters Brewing	614,774	2,464,441
Newcrest Mining	113,835	1,725,149
Orica Ltd.	79,971	1,411,030
Rio Tinto Ltd.	7,759	455,756

		8,164,913

Austria — 1.6%
Erste Bank Der Oester(b)	21,660	1,234,352
Immofinanz Immobilien Anlagen AG(a)	126,831	1,389,337
OMV AG(b)	18,902	1,099,703
Raiffeisen International Bank-Holding AG(a)	10,625	880,335
Telekom Austria AG(b)	262,256	5,849,788
Wiener Stadtische Allgemeine Versicherung AG(a)	6,581	406,654
Wienerberger Baustoffindustrie AG	11,844	606,980

		11,467,149

Belgium — 0.9%
Almancora Communications	4,010	526,604
Fortis(b)	28,979	1,057,771
KBC Bancassurance Holding	45,357	4,878,441

		6,462,816

Bermuda — 0.0%
Clear Media Ltd.(a)	121,000	159,091
Texwinca Holdings Ltd.	140,000	96,548

		255,639

Bulgaria — 0.0%
Bulgaria Compensation Notes(a)	86,497	32,639
Bulgaria Housing Compensation Notes(a)	46,870	18,085
Bulgaria Registered Compensation Vouchers(a)	19,166	7,109

		57,833

Canada — 0.1%
Barrick Gold Corp.(b)	8,985	274,152
Bema Gold Corp.(a)	48,340	266,458
Centerra Gold, Inc.(a)	2,331	27,518
Eldorado Gold Corp.(a)	27,008	136,855
Ivanhoe Mines Ltd.(a)	3,568	24,301
Research In Motion Ltd.(a)	1,597	103,629

		832,913

China — 0.2%
China Life Insurance Co. Ltd.	807,235	1,207,034
Weiqiao Textile Co. Ltd.	164,998	207,369

	Shares	Value

COMMON STOCKS — Continued
China — Continued
Wumart Stores, Inc.	73,631	$217,824

		1,632,227

Cyprus — 0.2%
Bank Of Cyprus Publis Co. Ltd.	129,456	1,197,500

Czech Republic — 0.4%
Komercni Banka	22,072	3,099,437

Denmark — 0.1%
ALK-ABELLO A/S(a)	1,525	207,034
Bryggerigruppen A/S	1,700	172,363
Novo Nordisk A Series B	1,801	111,419
Vestas Wind Systems A/S(a)(b)	12,786	329,587

		820,403

Egypt — 0.0%
Orascom Telecom — GDR	4,168	193,808
Telecom Egypt — GDR 144A	7,075	83,839

		277,647

Finland — 0.6%
Fortum Oyj	63,897	1,585,718
Nokia A Shares	64,735	1,385,899
Sampo Oyj	16,623	319,886
Sanomawsoy Oyj — B Shares	8,668	220,443
Stockmann Oyj ABP	4,500	191,411
Wartsila Corp. — B Shares	2,847	111,178
YIT Oyj	14,096	357,583

		4,172,118

France — 10.5%
Accor SA	1,847	108,285
Air Liquide(b)	7,601	1,579,565
Alstom Rgpt(a)	2,659	225,694
Atos Origin(a)	3,028	208,327
Banque Nationale de Paris(b)	107,854	10,059,667
Bouygues(b)	13,689	743,624
Carrefour(b)	51,188	2,967,582
Electricite De Franc(a)	21,630	1,179,712
Eurazeo	1,743	180,325
France Telecom(b)	461,282	10,318,741
Generale de Sante(b)	4,740	162,085
Hermes International(b)	484	119,741
JC Decaux SA(a)	8,386	238,842
Lafarge SA(b)	47,232	5,658,013
Lagardere Groupe S.C.A.(b)	3,053	240,948
LVMH Moet Hennessy(b)	25,147	2,471,141
Pernod Ricard French(b)	6,554	1,278,858
Pinault-Printemps-Redoute SA(b)	9,094	1,127,837
Publicis Groupe	5,567	224,814
Renault	35,256	4,051,739
Safran SA(b)	12,244	269,345
Sanofi-Synthelabo SA(b)	84,691	7,980,607
Schnelder Electric SA	3,204	332,296

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2006

	Shares	Value

COMMON STOCKS — Continued
France — Continued
Societe Generale(a)	24,889	$3,832,903
Societe Television Francaise	19,320	638,373
St. Gobain	6,392	447,551
Suez SA	8,530	327,858
Total SA(b)	255,713	16,577,511
Vinci SA	3,700	339,889
Vivendi Universal	15,771	565,559

		74,457,432

Germany — 7.8%
Adidas AG	1,005	199,244
Bayer AG(b)	112,932	5,062,638
Bayerische Motoren Werke AG(b)	89,406	4,602,487
Commerzbank AG	71,572	2,681,245
Continental AG	2,478	270,811
DaimlerChrysler	12,382	648,829
Deutsche Bank AG(a)(b)	12,577	1,440,880
Deutsche Boerse AG(b)	7,461	970,240
Deutsche Post	40,557	1,093,790
Deutsche Postbank AG(b)	3,849	269,645
Deutsche Telekom	145,183	2,353,002
E. On AG	9,992	1,151,131
Fraport AG(b)	45,297	3,108,322
Fresenius	5,325	832,330
Fresenius Medical Care	8,144	911,938
Henkel Kgaa	4,440	459,291
Henkel Kgaa-Vorzug	607	68,226
Hochtief AG	3,800	221,811
Hypo Real Estate Holdings	15,181	955,960
IVG Immoblilien AG	41,754	1,280,673
KarstadtQuelle AG(a)(b)	7,790	217,775
MAN AG(b)	3,084	221,584
Merck KGAA(a)	4,312	439,807
Muenchener Reuckversicherungs	21,474	2,899,260
Porsche	8,258	7,959,322
Prosieben AG(a)	26,727	693,412
Puma AG	307	112,437
RWE AG	85,081	7,243,417
Sap AG (ADR)	2,129	447,610
Siemens AG	75,099	6,433,043
Solarworld AG NPV	853	237,960
Wacker Chemie AG(a)	798	93,038

		55,581,158

Greece — 0.2%
Alpha Bank	13,578	339,224
Hellenic Telecom(a)	34,644	767,874

		1,107,098

Hong Kong — 0.8%
Beijing Capital International Airport Co. Ltd.	146,000	89,864

	Shares	Value

COMMON STOCKS — Continued
Hong Kong — Continued
China Merchants Holdings International Co. Ltd.	386,779	$1,149,199
Galaxy Entertainment Group Ltd.(a)	593,386	623,385
Hutchison Telecommunications(a)	326,950	533,130
Melco International Development Ltd.(d)	559,549	1,464,184
Shenzhen Chiwan Wharf Holdings Ltd.	40,040	68,077
Shun Tak Holdings, Ltd.	1,129,966	1,580,362

		5,508,201

Hungary — 0.4%
Egis RT	1,592	213,358
Gedeon Richter RT	2,224	434,328
Matav RT(a)	213,772	882,967
OTP Bank	39,806	1,323,679

		2,854,332

India — 0.5%
Bharti Televentures Ltd.(a)	194,519	1,546,193
Citigroup Warrants/ India Participation Certificate CW10 Banking Exchange(a)	56,822	534,127
State Bank of India	2,648	114,923
State Bank of India(a)	92,771	1,674,887

		3,870,130

Indonesia — 0.0%
Indofood Sukses Makmur	612,015	62,228
PT Telekomunikasi Indonesia	148,914	113,558
Semen Gresik	74,703	178,576

		354,362

Ireland — 0.4%
CRH	71,367	2,393,774
Dragon Oil PLC(a)	174,134	632,501

		3,026,275

Italy — 2.6%
Assicurazioni Generali SPA(b)	18,789	683,416
Banca Intesa	145,385	772,076
Banca Intesa SPA	75,532	437,165
Banca Italease	8,900	460,211
Banca Popolare	84,492	1,057,611
Banca Popolare dell’Emilia Romagna Scrl(b)	2,656	160,275
Banca Popolare Di Sondrio Scrl	8,021	130,511
Banca Popolare di Verona e Novara	17,340	475,199
Banca Popolare Italiana(a)	50,186	496,382
Banche Popolari Unite Scrl	26,849	669,402
Beni Stabili SPA	75,000	76,872

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2006

	Shares	Value

COMMON STOCKS — Continued
Italy — Continued
Bulgari Spa — A Shares(b)	9,598	$108,520
Buzzi Unicem SPA	37,556	864,175
Capitalia SPA	172,779	1,431,118
Cassa Di Risparmio	223,481	634,206
Credito Emiliano	49,350	629,109
Credito Italiano(b)	319,292	2,434,002
Ente Nazionale Idrocarburi	216,081	6,503,027
Finmeccanica SPA	9,537	219,449
Geox SPA	19,747	246,926
Luxottica Group SPA	6,812	185,198
Parmalat SPA(a)	77,762	240,105

		18,914,955

Japan — 14.3%
Aeon Credit Service Ltd.	6,045	159,277
Aisin Seiki Co. Ltd.	8,500	289,301
Asatsu-DK, Inc.(b)	49,700	1,691,558
Bank of Fukuoka(b)	10,000	72,603
Bank of Yokohama	28,000	197,814
Canon, Inc.	99,063	6,831,323
Central Japan Railway Co.	657	6,539,056
Chiba Bank Ltd.	9,000	80,698
Credit Saison	11,018	550,264
Dai Nippon Printing	411,476	6,757,377
Daikin Ind. Ltd.	6,900	225,033
Daiwa Securities	26,005	318,447
Denso Co.	17,398	601,424
Dentsu, Inc.	67	194,099
East Japan Railway Co.	64	455,559
Eisai Co. Ltd.	4,200	189,976
Exedy	2,700	89,976
Fanuc Ltd.	3,500	308,851
Fuji Television Network	154	343,500
Fujitsu Ltd.	12,000	87,977
Gunma Bank Ltd.	12,000	89,363
Honda Motor Y50	13,307	865,611
Hoya Corp.	9,100	346,112
Ibiden Co. Ltd.	2,900	144,317
Itochu Corp.	37,000	311,704
Jafco Co. Ltd.	1,200	66,436
Japan Tobacco, Inc.	165	587,977
JS Group Corp.	4,808	100,834
JSR Corp.	7,223	189,032
Kansai Electric Power, Inc.	280,500	6,667,889
Kao Corp.	304,000	7,550,697
Keyence Corp.	440	111,867
Koito Manufacturing Co.	13,987	217,890
Kubota Corp.	11,211	103,313
Kyocera Corp.	2,400	197,707
Lawson, Inc.(b)	61,600	2,233,431
Makita Corp.	3,912	120,631
Matsushita Electric Ind.	82,423	1,768,875

	Shares	Value

COMMON STOCKS — Continued
Japan — Continued
Mitsubishi Electric Corp.	972,000	$7,851,665
Mitsubishi Tokyo Finance	120	1,631,565
Mitsubishi UFJ Securities Co., Ltd	21,000	293,175
Mitsui Fudosan Co. Ltd.	11,599	236,041
Mitsui Mining & Smelting Co.	17,098	109,854
Mizuho Financial Group, Inc.	133	1,071,990
NEC Corp.	353,000	2,095,477
NGK Spark Plug Co.	13,000	257,620
Nhk Spring Co. Ltd.	18,072	208,134
Nikko Securities	4,553	66,153
Nintendo	700	117,320
Nippon Electric Glass Co. Ltd.	5,000	108,860
Nissan Chemical Ind. Ltd.	7,000	95,797
Nissan Motor Co. Ltd.	18,779	225,288
Nitto Denko Corp.	9,000	687,817
Nok Corp. (ADR)	6,900	209,704
Nomura Securities	32,594	631,431
NSK Ltd.	14,000	117,569
NTT Docomo, Inc.	3,108	4,999,094
Oriental Land Co.	63,300	3,684,484
Orix Corp.	1,200	341,776
Osaka Gas Co.	918,000	3,197,867
Ricoh Co. Ltd.	21,000	407,758
Secom Co. Ltd.	1,500	75,180
Sega Sammy Holdings, Inc.	31,900	1,261,486
Seven & I Holdings Co.	6,218	213,842
Sharp Corp.	26,000	429,752
Shinsei Bank NPV	1,068,000	7,070,647
Sony Corp.	19,773	880,323
Stanley Electric Co. Ltd.	10,599	228,406
Sumitomo Chemical Co. Ltd.	44,000	376,540
Sumitomo Corp.	15,385	198,926
Sumitomo Metal Ind. Ltd.	49,180	218,520
Sumitomo Mitsui Financial	74	749,667
Sumitomo Trust & Bank	32,615	310,412
Suzuki Motor Co.	16,100	371,990
T&D Holdings Inc.	2,400	166,142
Taiyo Nippon Sanso Corp.	45,000	361,104
Takeda Chemical Ind.	4,600	296,774
Takefuji Corp.	18,780	1,169,891
Teijin Ltd.	16,000	112,752
Teppan Printing	8,000	99,884
Tokyo Gas Co. Ltd.	781,000	3,872,727
Toray Ind., Inc.	14,000	122,918
Toyota Motor Corp.	34,992	1,843,975
Yamada Denki Co. Ltd.	2,600	265,938
Yamaha Motor Co. Ltd.	11,800	314,058
Yamanouchi Pharmaceutical	103,500	4,046,921
Yamato Transport Co. Ltd.	11,600	195,343
Yokogawa Electric Corp.	4,601	65,828

		101,624,184

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2006

	Shares	Value

COMMON STOCKS — Continued
Korea — 1.3%
Hyundai Motor Co. Ltd.	6,930	$538,829
NHN Corp.(a)	847	256,976
Samsung Electronics(b) GDR	19,636	6,204,977
Samsung Electronics(b)	3,319	2,148,765

		9,149,547

Lebanon — 0.0%
Investcom LLC — GDR Reg S(a)(b)	11,942	223,913

Luxembourg — 0.5%
Arcelor(b)	66,391	2,832,497
Millicom International Cellular SA(a)	11,134	502,700

		3,335,197

Mexico — 0.2%
Consorcio ARA, S.A. de C.V.	10,474	43,409
Fomento Economico Mexicano(a)	7,231	620,348
Grupo Financiero Banorte	170,984	408,835
Grupo Televisa SA-SPONS Gdr	17,502	321,862
Urbi, Desarrollos Urbanos(a)	40,035	97,104

		1,491,558

Netherlands — 6.8%
ABN AMRO Holding NV(b)	125,296	3,465,818
Akzo Nobel NV	63,634	3,434,762
CSM	79,046	2,281,692
Euronext NV	10,278	882,266
Fortis NL	135,292	4,929,668
Heineken	16,613	663,864
ING Groep(b)	223,759	8,752,322
Koninklijke (Royal) KPN NV	44,641	511,886
Philips Electronics	17,314	544,362
Randstad Holding NV	2,173	133,634
Royal Dutch Shell PLC(b)	239,284	7,875,783
Royal Numico NV	7,437	330,154
TPG NV	52,060	1,914,265
Unilever NV(b)	554,945	12,556,154
Vedior N.V. CVA	26,925	577,122
VNU-Verenigde Nederlandse Uitgeversbedrijven	5,771	217,821

		49,071,573

New Zealand — 0.3%
Auckland International Airport Ltd.	133,692	176,720
Telecom Corp. of New Zealand Ltd.(b)	814,130	2,323,040

		2,499,760

Norway — 0.6%
Acta Holding ASA	24,889	90,075
DNB Holding ASA(b)	43,196	556,036
Norsk Hydro	31,904	886,966

	Shares	Value

COMMON STOCKS — Continued
Norway — Continued
Orkla ASA(b)	16,876	$831,460
Pan Fish ASA(a)	721,974	849,186
Statoil ASA	35,403	1,025,009
Telenor ASA	18,939	239,117

		4,477,849

Papua New Guinea — 0.0%
Lihir Gold Ltd.(a)	105,470	231,626

Philippines — 0.0%
Philippine Long Distance Telephone	6,424	239,883

Poland — 1.4%
Agora SA	10,316	125,936
Bank Pekao	47,442	2,687,319
Bank Zachodni WBK SA	19,787	1,136,925
BK Przemyslowo-Handlowy	4,552	1,022,488
Budimex(a)	11,688	176,929
CCC SA(a)	11,973	159,027
Cersanit — Krasnystaw SA(a)	50,860	302,994
Grupa Kety SA	4,040	165,056
Inter Cars SA(a)	4,873	41,246
Polska Grupa Faraceutyczna	3,985	77,059
Powszechna Kasa Oszczednosci Bank Polski SA	297,658	3,372,128
Sanockie Zaklady Przemyslu Gumowego Stomil SA(a)	1,238	61,259
Sniezka SA	8,995	95,754
Telekomunikacja Polsk	98,585	617,801
ZM Duda SA(a)	29,691	119,854

		10,161,775

Portugal — 0.0%
Jeronimo Martins	4,286	75,834
Portugal Telecom SA(b)	19,594	229,950

		305,784

Romania — 0.2%
Impact SA(a)	616,687	136,574
Petrom	6,176,477	1,143,626
Romanian Development Bank	173	1,036
Socep Constanta	532,000	36,698

		1,317,934

Russian Federation — 1.5%
Gazprom	54,154	2,306,959
Gazprom ADR	22,942	240,785
Lukoil Holding ADR	19,130	1,489,271
Norilsk Nickel	11,445	1,407,735
NovaTek OAO(d)	121	392,040
OAO Rosneft-Pureftegaz(d)	1,461	62,093
OJSC TNK-BP Holding(a)	125,825	314,563
Polyus Gold ADR(a)	13,659	696,609
RAO Unified Energy System	21,564	1,291,684

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2006

	Shares	Value

COMMON STOCKS — Continued
Russian Federation — Continued
Rolast AG(a)	906,000	$20,065
Sberbank RF	1,642	2,660,039

		10,881,843

Singapore — 0.4%
United Overseas Bank Ltd.	303,000	2,860,120

Spain — 2.0%
Banco Bilbao Vizcaya Argenta	218,003	4,516,359
Corporacion Mapfre	23,571	457,516
Industria de Diseno Textil SA	11,049	437,985
Repsol SA(b)	59,538	1,660,614
Telefonica De Espana	447,708	7,324,900

		14,397,374

Sweden — 2.8%
AB SKF	163,075	2,584,265
Ericsson	2,445,341	7,817,997
Foreningssparbanken	58,637	1,533,832
Getinge AB	22,757	370,081
Hennes & Mauritz AB	4,000	144,769
Modern Times Group(a)	14,098	719,993
Nordic Baltic Holding	374,247	4,519,266
Securitas AB CL B FR	5,717	109,192
Skandinaviska Enskilda Banken	65,386	1,561,054
Skanska AB	29,910	465,707
Telia AB	10,000	60,759

		19,886,915

Switzerland — 7.8%
Adecco SA(b)	16,068	1,027,497
BKW FMB Energie AG	850	79,544
Cie Financiere Richemont	26,121	1,220,066
Credit Suisse Group	69,396	4,007,559
Holcim Ltd.(b)	154,734	12,142,974
Nestle	50,170	14,970,280
Novartis AG	171,762	9,524,317
Roche Holdings	11,692	1,820,696
SGS SA	367	365,132
Swatch Group AG(b)	8,255	1,339,693
Syngenta AG(a)	3,299	453,606
UBS AG	76,438	8,646,492

		55,597,856

Taiwan — 0.4%
Chungwa Telecom ADR	122,643	2,512,955

Thailand — 0.0%
Bangkok Bank Public Co., Ltd.	15,073	40,722
Bangkok Bank Public Company	10,100	28,081
Krung Thai Bank Public Co., Ltd.(a)	721,294	196,760

		265,563

	Shares	Value

COMMON STOCKS — Continued
Turkey — 0.4%
Dogan Sirketler Grubu Holdings A.S.	215,406	$712,539
Haci Omer Sabanci Holding A.S.	125,078	389,874
Turkiye Garanti Bankasi A.S.	346,561	1,040,565
Turkiye Is Bankasi	134,574	787,583
Turkiye Vakiflar Bankasi T-D T.A.O.	33,341	148,465

		3,079,026

Ukraine — 0.0%
Centerenergo(a)	4,060	33,290
Ukrnafta ADR(a)	73	26,188

		59,478

United Kingdom — 26.5%
Aegis Group PLC	84,416	217,437
Anglo American PLC	34,870	1,404,476
Associated British Ports Holdings	62,144	895,341
Astrazeneca	96,459	5,093,592
BAA	191,975	3,132,037
Barclays	414,046	4,784,690
BG Group PLC	2,796	37,120
Billiton	387,156	7,601,373
BOC Group	244,848	7,174,345
BP Amoco	1,069,103	12,494,426
British Aerospace	39,002	278,591
British American Tobacco	383,755	9,601,230
Burberry Group	188,372	1,539,269
Cadbury Schweppes	1,265,684	12,105,637
Compass Group PLC	142,089	628,360
Diageo	125,269	2,054,281
GlaxoSmithKline	376,603	10,422,267
Great Universal Stores, Inc.	180,326	3,119,010
Hanson PLC (ADR)	105,514	1,288,368
Hays PLC	2,464,326	7,407,401
Highland Gold Mining Ltd.	22,501	108,447
HSBC Holdings	366,003	6,361,372
Imperial Tobacco	522,370	15,970,287
InterContinental Hotels Group PLC	474,488	8,078,336
Johnston Press PLC	153,360	1,317,693
Ladbrokes PLC	327,833	2,436,725
London Stock Exchange Group B Shares(a)	18,039	66,787
National Grid PLC	585,121	6,635,799
Northern Rock PLC	65,948	1,266,452
Peter Hambro Mining(a)	18,072	439,981
Prudential Corp.	42,057	458,483
Reckitt Benckiser	248,645	9,136,061
Reed International	919,563	8,941,318
Renshares Utilities Ltd. RENGEN(a)	68,938	126,350
Rio Tinto PLC	4,562	252,757

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Shares	Value

COMMON STOCKS — Continued
United Kingdom — Continued
Rolls Royce	454,109	$3,506,928
Rolls Royce — B Shares	21,735,146	41,862
Scottish & Newcastle	25,389	235,237
Scottish & Southern Energy PLC	25,210	532,682
Scottish Power PLC	396,002	4,135,588
Scottish Power PLC — B Shares(a)	158,764	1,062,800
Smith & Nephew	55,545	453,363
Smiths Ind. PLC	9,017	149,556
South African Breweries PLC	9,638	179,860
Tesco	318,943	1,911,428
UK Royal Bank of Scotland	284,336	9,166,126
UKR Telecom(a)	14,159	147,301
Vodafone Group	4,427,039	10,182,049
William Hill PLC	38,440	442,413
Wolseley	147,563	3,438,050
WPP Group PLC	70,406	866,926

		189,328,268

United States — 0.5%
Autoliv	4,700	260,197
KKR Private Equity Investors	96,285	2,317,580
News Corp., Inc.	58,981	1,177,851

		3,755,628

Venezuela — 0.0%
Cia Anonima ADR	8,879	166,836

TOTAL COMMON STOCKS
(Cost $548,481,988)		691,036,983

CLOSED END INVESTMENT COMPANIES — 0.2%
Macquarie Airports	478,416	1,093,843
SIF 1 Banat-Crisana(a)	75,000	52,825
SIF 2 Moldmova	54,000	37,249
SIF 3 Transilvania Brasov	41,000	28,431
SIF 4 Mutenia Bucuresti(a)	75,000	37,849
SIF 5 Oltenia	47,500	40,526

TOTAL CLOSED END INVESTMENT COMPANIES
(Cost $1,251,233)		1,290,723

RIGHTS — 0.0%
France — 0.0%
Arkema(a)	9,978	35,411

TOTAL RIGHTS		35,411

WARRANTS — 0.0%
United States — 0.0%
Citigroup, expires 1/19/09, (exercise price: $0.00001)(a)	8,655	155,357

	Shares	Value

WARRANTS — Continued
Germany — 0.0%
Continental AG, expires 12/31/15, (exercise price: $1.28260)(a)(d)	2,000	0

TOTAL WARRANTS
(Cost $196,226)		155,357

	Par (000)

SECURITIES LENDING — 16.6%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.J and Note 4)	$118,853	$118,852,838

TOTAL SECURITIES LENDING
(Cost $118,852,838)		118,852,838

REPURCHASE AGREEMENTS — 2.8%
United States — 2.8%
Banc of America Securities
(Agreement Dated 05/31/06 to be repurchased at $11,743,592 collateralized by $23,490,000 (Value $11,930,712) TIPS, 5.22%, due 02/15/19) 4.88%, 06/01/06	11,742	11,742,000
Wachovia Securities
(Agreement Dated 05/31/06 to be repurchased at $8,001,082 collateralized by $6,646,000 (Value $8,135,987) U.S. Treasury Note, 7.25%, due 08/15/22) 4.87%, 06/01/06	8,000	8,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $19,742,000)		19,742,000

TOTAL INVESTMENT IN SECURITIES — 115.9%
(Cost $688,551,047)(c)		831,113,312
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.9%)		(114,321,193)

NET ASSETS — 100%		$716,792,119

(a)	Non-income producing securities.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Aggregate cost for Federal income tax purposes is $692,482,103. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$151,095,683
Excess of tax cost over value	$(12,464,474)

(d)	Security for which market quotations were not readily available. Security was priced in accordance with procedures adopted by the Fund’s Board of Directors.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Schedule of Portfolio Investments

May 31, 2006

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS — 98.7%
Apartments — 19.5%
American Campus Communities, Inc.	55,270	$1,318,742
Archstone-Smith Trust	157,387	7,609,661
Avalonbay Communities, Inc.(a)	58,764	6,246,613
Camden Property Trust	84,580	6,039,012
Equity Residential Property(a)	191,520	8,446,033
Essex Property Trust, Inc.(a)	36,130	3,847,845
Mid-America Apartment Communities, Inc.(a)	13,230	668,115
Post Properties, Inc.(a)	18,880	808,064
United Dominion Realty Trust, Inc.(a)	184,310	4,978,213

		39,962,298

Diversified — 5.9%
Cousins Properties, Inc.	43,430	1,312,455
Eastgroup Properties, Inc.	75,240	3,312,817
Vornado Realty Trust(a)	82,420	7,408,734

		12,034,006

Health Care — 1.9%
Nationwide Health Properties, Inc.(a)	55,830	1,171,872
Ventas, Inc.(a)	84,710	2,747,992

		3,919,864

Hotel — 12.7%
Hilton Hotels Corp.	260,280	7,147,289
Host Marriott Corp.(a)	334,663	6,716,686
LaSalle Hotel Properties	81,220	3,373,067
Starwood Hotels & Resorts Worldwide(a)	144,940	8,855,834

		26,092,876

Mortgage — 0.8%
Newcastle Investment Corp.	63,890	1,571,694

Office Properties — 18.1%
Alexandria Real Estate Equities, Inc.(a)	58,110	4,878,916
BioMed Realty Trust, Inc.	89,792	2,574,337
Boston Properties, Inc.	75,210	6,366,527
Corporate Office Properties Trust(a)	134,120	5,297,740
Digital Reality Trust, Inc.	47,800	1,199,780
Equity Office Properties Trust(a)	101,570	3,417,831
Kilroy Realty Corp.	11,270	747,539
Maguire Properties, Inc.(a)	78,950	2,499,557

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS — Continued
Office Properties — Continued
Reckson Associates Realty Corporation(a)	60,260	$2,316,394
SL Green Realty Corp.(a)	77,320	7,670,916

		36,969,537

Retail — 29.0%
Developers Diversified Realty Corp.(a)	148,910	7,616,747
Entertainment Properties	15,550	638,328
Equity One, Inc.	63,080	1,400,376
Federal Realty Investment Trust	37,900	2,591,602
General Growth Properties(a)	183,090	8,012,017
Kimco Realty Corp.(a)	211,490	7,581,917
Macerich Co.	101,410	6,988,163
Regency Centers Corp.(a)	102,490	6,314,409
Simon Property Group, Inc.(a)	148,130	11,795,591
Tanger Factory Outlet Centers, Inc.	38,290	1,162,867
Taubman Centers, Inc.(a)	54,120	2,105,268
Weingarten Realty Investors(a)	86,250	3,265,425

		59,472,710

Storage — 4.6%
Public Storage, Inc.	90,450	6,483,456
Sovran Self Storage, Inc.	39,450	1,860,857
U-STORE-IT Trust	70,340	1,128,957

		9,473,270

Warehouse/Industrial — 6.2%
AMB Property Corp.	65,010	3,213,444
First Potomac Realty Trust	41,120	1,098,726
Prologis Trust	171,250	8,468,313

		12,780,483

TOTAL REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS
(Cost $122,560,276)		202,276,738

INVESTMENT COMPANIES — 1.3%
Investment Companies — 1.3%
Blackrock Provident Institutional Funds — Fed Fund	671,440	671,440
Goldman Sachs Financial Square Government Fund	1,928,788	1,928,788

TOTAL INVESTMENT COMPANIES
(Cost $2,600,228)		2,600,228

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Par (000)	Value

SECURITIES LENDING — 38.5%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.J and Note 4)	$78,791	$78,791,433

TOTAL SECURITIES LENDING
(Cost $78,791,433)		78,791,433

TOTAL INVESTMENT IN SECURITIES — 138.5%
(Cost $203,951,937)(b)		283,668,399
LIABILITIES IN EXCESS OF OTHER ASSETS — (38.5)%		(78,868,905)

NET ASSETS — 100%		$204,799,494

(a)	A portion or all of the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(b)	Aggregate cost for Federal income tax purposes is $203,955,591. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$80,830,259
Excess of tax cost over value	$(1,117,451)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments

May 31, 2006

	Par (000)	Value

AGENCY OBLIGATIONS — 35.6%
Federal Farm Credit Bank — 1.1%
Notes
2.25%, 09/01/06	$1,385	$1,374,613

Federal Home Loan Bank — 6.6%
Notes
3.75%, 08/15/08	4,000	3,870,000
3.63%, 11/14/08(b)	4,900	4,710,125

		8,580,125

Freddie Mac — 11.3%
Mortgage Backed Securities
6.00%, 04/01/14	1,089	1,097,091
5.50%, 10/01/16	589	581,644
Notes
5.13%, 10/15/08	2,825	2,813,305
5.75%, 03/15/09(b)	4,250	4,297,812
4.13%, 10/18/10	3,400	3,238,500
5.31%, 02/01/36	2,714	2,690,589

		14,718,941

Fannie Mae — 14.9%
Mortgage Backed Securities
5.50%, 10/01/17	1,036	1,022,778
6.00%, 04/01/14 - 01/01/17	1,142	1,150,332
6.50%, 11/01/13	462	470,489
6.50%, 04/01/14	810	824,745
Notes
4.20%, 03/24/08(b)	2,500	2,450,000
4.00%, 09/02/08(b)	3,500	3,395,000
6.63%, 09/15/09	3,300	3,429,367
3.88%, 02/15/10	4,700	4,473,473
4.95%, 01/01/36	2,276	2,252,003

		19,468,187

Government National Mortgage Association — 1.7%
Mortgage Backed Securities
4.50%, 11/15/17	161	154,204
5.50%, 09/15/16	454	450,635
5.50%, 10/15/16	45	44,298
6.00%, 06/15/13	349	351,725
6.00%, 07/15/13	514	518,398
6.00%, 04/15/17	449	453,666
6.50%, 06/15/14	137	139,557
6.50%, 11/15/15	143	145,979

		2,258,462

TOTAL AGENCY OBLIGATIONS
(Cost $47,378,651)		46,400,328

DOMESTIC CORPORATE BONDS — 43.7%
Auto — 0.6%
General Motors Acceptance Corp.(b),
6.13%, 09/15/06	800	797,000

	Par (000)	Value
DOMESTIC CORPORATE BONDS — Continued
Banking & Financial Services — 22.2%
American Express Credit,
3.00%, 05/16/08	$3,000	$2,865,000
Charter One Bank,
5.50%, 04/26/11	2,300	2,286,609

CIT Group, Inc.,
3.65%, 11/23/07	1,650	1,607,088
Citigroup, Inc.,
3.63%, 02/09/09	2,000	1,910,000
Countrywide Home Credit,
5.50%, 08/01/06	2,000	2,000,000
General Electric Capital Corp.,
5.00%, 06/15/07	1,000	996,250
Genworth Financial, Inc.(a),
5.06%, 06/15/07	3,000	3,007,499
Household Finance Corp.,
5.75%, 01/30/07	2,000	2,005,000
J.P. Morgan Chase & Co.(a),
5.18%, 10/02/09	2,550	2,562,750
MBNA Corp.,
6.25%, 01/17/07	2,000	2,010,000
Merrill Lynch,
4.13%, 01/15/09	2,500	2,418,750
Morgan Stanley Dean Witter(a),
4.73%, 01/18/08	2,000	2,005,000
Residential Capital Corp.,
6.13%, 11/21/08	930	920,401
U.S. Central Credit Union,
2.75%, 05/30/08	1,000	950,000
Wells Fargo Co.(a),
4.92%, 03/10/08	1,100	1,101,375

		28,645,722

Building — Residential & Commercial — 0.5%
D.R. Horton, Inc.,
8.00%, 02/01/09	650	678,438

Computers — 1.9%
IBM,
4.38%, 06/01/09	2,600	2,528,500

Food & Beverage — 2.7%
Bottling Group LLC,
2.45%, 10/16/06	1,600	1,584,000
Pepsico, Inc.,
3.20%, 05/15/07	2,000	1,960,000

		3,544,000

Health Care — 0.7%
United Health Group, Inc.,
3.38%, 08/15/07	1,000	976,250

Hotels & Lodging — 1.6%
MGM Mirage, Inc.,
8.50%, 09/15/10	650	689,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2006

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Hotels & Lodging — Continued
Park Place Entertainment Corp.,
8.88%, 09/15/08	$650	$689,000
Starwood Hotels,
7.375%, 05/01/07	700	711,375

		2,089,375

Machinery & Equipment — 3.6%
Caterpiller Financial Services Corp.,
4.88%, 06/15/07	2,500	2,486,223
John Deere Capital Corp.,
3.88%, 03/07/07	1,300	1,285,375
3.38%, 10/01/07	1,000	972,500

		4,744,098

Manufacturing — 0.4%
3M Employee Stock Ownership(c),
5.62%, 07/15/09	569	569,943

Oil & Exploration — 1.4%
Conoco Funding,
5.45%, 10/15/06	1,500	1,500,000
Tesoro Petroleum Corp.(c),
6.25%, 11/01/12	400	386,000

		1,886,000

Pharmaceuticals — 1.5%
Bristol-Myers Squibb,
4.00%, 08/15/08	2,000	1,940,000

Retail Stores — 4.4%
Home Depot, Inc.,
3.75%, 09/15/09	1,000	950,000
J.C. Penney & Co., Inc.,
7.60%, 04/01/07	1,000	1,013,750
May Department Stores,
3.95%, 07/15/07	500	488,750
Target Corp.,
3.38%, 03/01/08	3,250	3,140,312

		5,592,812

Telecommunications — 1.2%
New York Telephone Co.,
6.00%, 04/15/08	800	801,000
SBC Communications,
5.30%, 11/15/10	750	735,938

		1,536,938

Utilities — Electrical & Electronic — 1.2%
Public Service Co. of Colorado,
4.38%, 10/01/08	1,600	1,560,000

TOTAL DOMESTIC CORPORATE BONDS
(Cost $58,129,301)		57,089,076

	Par (000)	Value
FOREIGN BONDS — 7.3%
Corporate Bonds — 4.2%
Cosan SA Industrial(c),
9.00%, 11/01/09	875		916,563
	$	$
Gazprom OAO,
9.13%, 04/25/07	850		876,435
HSBC Holding, PLC,
7.50%, 07/15/09	1,500		1,580,855
Hutchison Whampoa Intl.(c),
5.45%, 11/24/10	1,500		1,475,625
Royal Caribbean Cruises,
8.75%, 2/2/11	625		679,511

			5,528,989

Sovereign Agency — 3.1%
Brazil de Republic,
9.25%, 10/22/10	350		387,625
Province of Ontario(b),
3.35%, 07/16/07	1,700		1,663,875
Republic of Italy,
3.75%, 12/14/07	2,000		1,955,000

			4,006,500

TOTAL FOREIGN BONDS
(Cost $9,626,376)			9,535,489

U.S. TREASURY OBLIGATIONS — 12.7%
U.S. Treasury Notes — 12.7%
Notes
3.50%, 11/15/06	2,000		1,986,400
3.00%, 02/15/09	1,000		948,750
3.50%, 08/15/09	3,000		2,866,995
3.50%, 11/15/09(b)	3,400		3,238,500
3.50%, 02/15/10(b)	3,000		2,847,189
4.00%, 04/15/10(b)	500		482,325
3.88%, 07/15/10	1,300		1,246,375
5.00%, 02/15/11	1,000		1,000,157
3.75%, 03/31/07(b)	2,000		1,978,516

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,976,736)			16,595,207

	Shares
INVESTMENT COMPANIES — 0.7%
Fifth Third Institutional Government Money Market Fund	935,644		935,644

TOTAL INVESTMENT COMPANIES
(Cost $935,644)			935,644

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Par (000)	Value
SECURITIES LENDING COLLATERAL — 19.8%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (Note 1.J and Note 4)	$25,611	$25,611,448

TOTAL SECURITIES LENDING COLLATERAL
(Cost $25,611,448)		25,611,448

TOTAL INVESTMENT IN SECURITIES — 119.8%
(Cost $158,658,157)(d)		156,167,192
LIABILITIES IN EXCESS OF OTHER ASSETS — (19.8)%		(25,831,682)

NET ASSETS — 100%		$130,335,510

(a)	The coupon rates shown on floating rate notes are the rates as of May 31, 2006.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Securities were purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject that rule except to qualified institutional buyers. These securities have been deemed illiquid.
(d)	Aggregate cost for Federal income tax purposes is $158,680,340. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$143,858
Excess of tax cost over value	$(2,657,006)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments

May 31, 2006

	Par (000)	Value

AGENCY OBLIGATIONS — 52.8%
Federal Farm Credit Bank — 2.3%
Notes
4.88%, 12/16/15	$3,650	$3,499,438

Freddie Mac — 30.3%
Mortgage Backed Securities
4.50%, 11/01/18	2,881	2,732,237
5.00%, 11/01/18	2,711	2,624,097
5.00%, 01/01/19	2,464	2,385,942
5.00%, 03/01/19	3,190	3,085,536
5.00%, 12/01/20	1,928	1,861,811
5.00%, 10/01/34	2,541	2,389,677
5.30%, 02/01/36	2,800	2,775,555
5.50%, 10/01/18	2,316	2,285,279
5.50%, 07/01/20	2,316	2,281,060
5.50%, 04/01/33	1,901	1,840,121
5.50%, 01/01/35	2,322	2,244,396
6.00%, 12/01/33	2,240	2,221,791
6.00%, 10/01/34	2,068	2,049,711
6.00%, 12/01/35	3,673	3,634,790
7.50%, 07/01/26	8	7,846
7.50%, 09/01/30	6	5,971
8.00%, 10/01/29	9	9,585
8.00%, 06/01/30	4	4,156
8.00%, 09/01/30	2	1,992
8.00%, 12/01/30	1	1,073
8.00%, 05/01/31	6	5,941
Notes
4.00%, 06/12/13	2,000	1,835,000
5.30%, 05/12/20	1,000	925,096
5.50%, 09/15/11	2,000	2,010,000
5.88%, 03/21/11	2,750	2,787,813
6.88%, 09/15/10	3,150	3,331,125

		45,337,601

Fannie Mae — 19.3%
Mortgage Backed Securities
4.94%, 01/01/36	2,451	2,425,234
5.00%, 10/01/19	1,885	1,823,869
5.00%, 11/01/35	3,797	3,563,027
5.50%, 10/01/18	1,909	1,883,456
5.50%, 03/01/19	1,773	1,749,354
5.50%, 05/01/33	603	583,398
5.50%, 06/01/33	1,394	1,348,119
5.50%, 01/01/34	2,582	2,497,589
5.50%, 04/01/34	3,540	3,423,975
6.00%, 01/01/09	89	89,233
6.00%, 12/01/16	45	45,349
6.00%, 06/01/17	464	467,832
6.50%, 03/01/17	132	134,002
6.50%, 07/01/17	617	628,151
6.50%, 02/01/32	777	786,231
6.50%, 10/01/32	948	959,624
7.00%, 04/01/11	15	15,417

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
Fannie Mae — Continued
7.00%, 04/01/27	$16	$16,213
7.00%, 10/01/27	5	5,527
7.00%, 11/01/27	34	35,179
7.00%, 03/01/29	65	66,333
7.00%, 07/01/31	272	279,315
7.50%, 10/01/07	2	2,048
7.50%, 08/01/26	10	10,309
7.50%, 10/01/27	40	41,669
7.50%, 10/01/27	62	64,089
7.50%, 10/01/29	61	63,717
7.50%, 04/01/30	2	2,320
7.50%, 08/01/30	20	20,476
7.50%, 01/01/31	2	2,174
7.50%, 04/01/31	7	8,056
7.50%, 04/01/31	1	509
7.50%, 07/01/31	17	17,977
7.50%, 08/01/31	30	31,121
8.00%, 09/01/26	15	16,012
8.00%, 08/01/27	56	59,809
8.00%, 09/01/27	4	4,536
8.00%, 10/01/27	3	2,702
Notes
4.63%, 05/01/13	2,250	2,123,438
5.25%, 01/15/09	1,500	1,497,990
6.00%, 05/15/08(b)	1,000	1,012,870
6.13%, 03/15/12	1,000	1,036,250

		28,844,499

Government National Mortgage Association — 0.9%
Mortgage Backed Securities
6.50%, 02/15/26	6	6,196
6.50%, 02/15/26	10	9,946
6.50%, 03/15/26	6	6,319
6.50%, 07/15/28	58	59,420
6.50%, 12/15/28	61	61,989
6.50%, 01/15/29	51	51,611
6.50%, 04/15/32	263	268,453
7.00%, 02/15/12	16	16,365
7.00%, 05/20/24	8	7,977
7.00%, 10/15/25	8	8,621
7.00%, 01/15/26	17	17,957
7.00%, 02/15/26	118	121,804
7.00%, 01/15/27	7	7,791
7.00%, 02/15/27	50	50,557
7.00%, 02/15/27	208	214,716
7.00%, 09/15/27	12	12,323
7.00%, 10/15/27	8	8,475
7.00%, 10/15/27	12	12,747
7.00%, 10/15/27	45	46,761
7.00%, 11/15/27	66	67,833
7.00%, 12/15/27	5	4,851
7.00%, 04/15/28	2	2,289

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2006

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
Government National Mortgage Association — Continued
7.50%, 10/15/29	$27	$28,165
7.50%, 01/15/32	27	28,179
8.00%, 05/15/17	3	2,847
8.00%, 05/15/17	3	3,644
8.00%, 02/15/23	88	93,568
8.00%, 09/15/27	12	13,022
8.50%, 08/15/27	17	18,835
9.00%, 05/15/16	1	574
9.00%, 11/15/16	19	20,769
9.00%, 04/15/18	2	2,557
9.00%, 11/15/19	10	11,151
9.00%, 06/15/21	5	5,403
9.00%, 06/15/21	52	55,871
9.00%, 08/15/21	31	33,425
9.00%, 09/15/21	1	1,067
9.00%, 09/15/21	2	2,233
9.00%, 09/15/21	7	7,856
9.00%, 09/15/21	14	15,445
10.00%, 05/15/19	9	9,811

		1,419,423

TOTAL AGENCY OBLIGATIONS
(Cost $81,787,825)		79,100,961

COMMERCIAL MORTGAGE BACKED SECURITIES — 0.9%
Banking & Financial Services — 0.9%
J.P. Morgan Chase Commercial Mortgage Securities,
4.92%, 10/15/42	1,375	1,285,713

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $1,352,549)		1,285,713

DOMESTIC CORPORATE BONDS — 29.9%
Advertising agencies — 0.9%
Omnicom Group Inc.,
5.90%, 04/15/16	1,350	1,303,382

Auto — 0.5%
General Motors Acceptance Corp.(b),
6.13%, 09/15/06	725	722,281

Banking & Financial Services — 14.6%
Bear Stearns,
7.63%, 12/07/09	2,000	2,127,500
Charter One Bank,
5.50%, 04/26/11	2,450	2,435,735
Citigroup, Inc.,
3.50%, 02/01/08	1,500	1,455,302
Countrywide Home Loan(a),
5.38%, 08/25/06	1,200	1,200,000
General Electric Capital Corp.,
5.50%, 04/28/11	785	782,852

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Banking & Financial Services — Continued
General Electric Capital Corp.,
6.75%, 03/15/32	$1,300	$1,395,875
Goldman Sachs Group Inc.,
6.60%, 01/15/12	1,400	1,454,487
Household Finance Corp.,
5.75%, 01/30/07	500	501,250
J.P. Morgan Chase & Co.(a),
5.18%, 10/02/09	1,325	1,331,625
J.P. Morgan Chase & Co.,
5.60%, 06/01/11	1,400	1,398,250
MBNA Corp.,
5.00%, 05/04/10	850	834,238
MBNA Corp.,
6.25%, 01/17/07	1,250	1,256,250
Merrill Lynch & Co.,
6.00%, 02/17/09	1,825	1,846,290
Morgan Stanley Dean Witter(a),
5.19%, 01/18/08	2,000	2,005,000
Residential Capital Corp.,
6.38%, 06/30/10	900	888,750
Wells Fargo Co.(a),
4.92%, 03/10/08	835	836,044

		21,749,448

Building — Residential & Commercial — 1.1%
D.R. Horton, Inc.,
6.00%, 04/15/11	900	884,900
8.00%, 02/01/09	675	704,531

		1,589,431

Computers — 1.4%
IBM,
4.38%, 06/01/09	800	778,000
7.00%, 10/30/25	1,250	1,359,629

		2,137,629

Diversified Manufacturing — 0.9%
General Electric Company,
5.00%, 02/01/13	1,400	1,348,078

Food and Kindred Products — 1.0%
Kraft Foods Inc,
6.25%, 06/01/12	1,425	1,450,912

Hotels & Lodging — 1.4%
MGM Mirage, Inc.,
8.50%, 09/15/10	675	715,500
Park Place Entertainment Corp.,
8.88%, 09/15/08	700	742,000
Starwood Hotels,
7.38%, 05/01/07	700	711,375

		2,168,875

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Office Machines — 0.7%
Pitney Bowes, Inc.,
4.88%, 08/15/14	$1,075	$1,009,156

Oil & Exploration — 0.5%
Tesoro Petroleum Corp.(c),
6.25%, 11/01/12	770	743,050

Pharmaceutical preparations — 0.5%
Abbott Labratories,
5.60%, 05/15/11	750	749,063

Retail Stores — 3.4%
Home Depot Inc,
5.40%, 03/01/16	2,200	2,123,000
J.C. Penney & Co., Inc.,
7.60%, 04/01/07	700	709,625
LOWE’S Companies, Inc.,
5.00%, 10/15/15	1,350	1,279,383
Wal-Mart Stores Inc,
5.25%, 09/01/35	1,175	1,025,755

		5,137,763

Technology — 0.5%
United Technologies Corp.,
4.38%, 05/01/10	735	706,519

Telecommunications — 2.1%
SBC Communications,
5.30%, 11/15/10	1,875	1,839,844
Verizon New Jersey, Inc., 5.875%,
5.88%, 01/17/12	1,400	1,373,750

		3,213,594

Utilities — Electrical & Electronic — 0.4%
Public Service Co. of Colorado,
4.38%, 10/01/08	650	633,750

TOTAL DOMESTIC CORPORATE BONDS
(Cost $45,575,071)		44,662,931

FOREIGN BONDS — 4.1%
Corporate Bonds — 2.6%
Cia Brasileira de Bebida,
8.75%, 09/15/13	700	780,500
Cosan SA Industrial(c),
9.00%, 11/01/09	725	759,438
Gazprom OAO,
9.13%, 04/25/07	650	670,215
Hutchison Whampoa Intl.(c),
5.45%, 11/24/10	900	885,374
Royal Caribbean Cruises,
8.75%, 02/02/11	675	733,871

		3,829,398

	Par (000)	Value

FOREIGN BONDS — Continued
Sovereign Agency — 1.5%
Brazil de Republic,
9.25%, 10/22/10	$725	$802,938
Republic of Italy,
3.75%, 12/14/07	1,500	1,466,250

		2,269,188

TOTAL FOREIGN BONDS
(Cost $5,968,603)		6,098,586

U.S. TREASURY OBLIGATIONS — 10.6%
U.S. Treasury Notes — 10.6%
Notes
4.38%, 12/15/10(b)	2,000	1,947,500
4.50%, 11/15/15(b)	4,100	3,905,250
4.50%, 02/15/09	2,500	2,465,625
6.00%, 08/15/09(b)	2,725	2,803,126
6.75%, 08/15/26(b)	4,025	4,714,563

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $15,998,420)		15,836,064

SECURITIES LENDING COLLATERAL — 9.4%
Investment in Securities Lending Short Term Investment Portfolio held by Credit held by Credit Suisse First Boston (Note Note 1.J and Note 4)	14,103	14,103,129

TOTAL SECURITIES LENDING COLLATERAL
(Cost $14,103,129)		14,103,129

	Shares
INVESTMENT COMPANIES — 1.0%
Fifth Third Institutional Government Money Market Fund	1,551,833	1,551,833

TOTAL INVESTMENT COMPANIES
(Cost $1,551,833)		1,551,833

TOTAL INVESTMENT IN SECURITIES — 108.7%
(Cost $166,337,430)(d)		162,639,217
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.7)%		(13,033,170)

NET ASSETS — 100%		$149,606,047

(a)	The rates shown are as of May 31, 2006.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Securities were purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been deemed illiquid.
(d)	Aggregate cost for Federal income tax purposes is $166,433,623. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$350,309
Excess of tax cost over value	$(4,144,715)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — 96.1%
District of Columbia — 2.8%
Washington D.C., Metro Area, Transit Authority, RB, Refunding, INS: MBIA,
5.00%, 01/01/12	$500	$530,120
Washington D.C., Metropolitan Transit Authority, Gross Revenue INS: MBIA,
5.00%, 07/01/10	300	314,031
Washington D.C., Metropolitan Transit Authority, RB, INS: FGIC,
6.00%, 07/01/09	600	639,888

		1,484,039

Maryland — 89.0%
Annapolis, GO, CPI,
5.00%, 11/01/16	440	456,724
Anne Arundel County, GO,
5.00%, 03/01/16	750	793,875
Anne Arundel County, GO,
5.25%, 03/01/18	1,000	1,074,079
Anne Arundel County, GO,
4.13%, 03/01/23	1,285	1,217,087
Anne Arundel County, GO,
4.13%, 03/01/23	810	776,345
Baltimore City, Construction, Public Improvements, GO, INS: AMBAC,
5.00%, 10/15/19	715	757,156
Baltimore City, GO, INS: MBIA,
7.00%, 10/15/10	450	510,048
Baltimore City, RB, Waste Water Project, INS: FGIC,
5.90%, 07/01/13	1,000	1,124,519
Baltimore City, RB, Waste Water Project, INS: FGIC,
5.00%, 07/01/22	1,000	1,071,179
Baltimore City, RB, Waste Water Project, INS: MBIA,
5.00%, 07/01/21	1,000	1,053,630
Baltimore County, GO,
5.00%, 08/01/11	750	796,073
Baltimore County, GO,
5.13%, 08/01/12	500	519,335
Baltimore, GO, 35 Day Auction Rate,
INS: FSA, 3.75%, 10/15/20(a)	1,000	1,000,000
Cecil County, GO, CPI,
5.00%, 08/01/09	655	676,753
Charles County, GO,
5.00%, 03/01/12	1,000	1,061,299
Frederick County, GO, Public Facilities,
5.00%, 08/01/17	1,730	1,846,411
Harford County, GO,
5.00%, 7/15/20	600	633,678

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Harford County, GO, CPI, UT, Prerefunded 12/1/07 @ 102,
5.00%, 12/01/14	$125	$129,904
Howard County Construction Public Improvement,
5.00%, 08/15/09	1,000	1,041,840
Maryland Environmental Services —Cecil County, RB, Landfill Project,
5.13%, 09/01/10	180	186,817
Maryland Environmental Services —Cecil County, RB, Landfill Project,
5.30%, 09/01/12	250	261,960
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Infrastructure,
5.05%, 05/15/18	120	121,795
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Infrastructure, INS: MBIA,
5.13%, 06/01/17	325	336,505
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Infrastructure, INS: MBIA,
5.15%, 06/01/22	390	401,493
Maryland State Department of Transportation, RB,
5.00%, 12/15/11	1,000	1,060,340
Maryland State Economic Development, RB, Corporate Lease, Maryland Department of Transportation Headquarters,
5.00%, 06/01/15	450	475,038
Maryland State Economic Development, RB, Infrastructure, University of Maryland-College Park Project, INS: AMBAC,
5.38%, 07/01/14	500	530,790
Maryland State Health & Higher Education, RB, Peninsula Medical Center,
5.00%, 07/01/19	500	522,525
Maryland State Health & Higher Education, RB, VRDB, Pooled Loan Program, LOC: Banc One,
3.20%, 04/01/35(a)	500	500,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Health & Higher Educational Facilities Authority, College of Notre Dame, INS: MBIA,
5.30%, 10/01/18	$460	$508,728
Maryland State Health & Higher Educational Facilities Authority, John Hopkins University, RB, Refunding,
5.63%, 07/01/17	500	519,410
Maryland State Health & Higher Educational Facilities Authority, Johns Hopkins University, RB, Prerefunded 07/01/09 @ 101,
6.00%, 07/01/39	500	538,165
Maryland State Health & Higher Educational Facilities Authority, RB, Board of Child Care,
5.50%, 07/01/13	1,650	1,759,312
Maryland State Health & Higher Educational Facilities Authority, RB, Board of Child Care,
5.38%, 07/01/32	500	525,170
Maryland State Health & Higher Educational Facilities Authority, RB, Goucher College,
5.38%, 07/01/25	500	527,245
Maryland State Health & Higher Educational Facilities Authority, RB, Helix Health Inc., INS: AMBAC, ETM,
5.13%, 07/01/11	600	638,622
Maryland State Health & Higher Educational Facilities Authority, RB, Helix Health System, INS: AMBAC, ETM,
5.13%, 07/01/12	555	594,527
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins Hospital,
5.13%, 07/01/20	500	523,240
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins University,
5.13%, 07/01/11	600	630,726
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins Hospital,
5.00%, 05/15/09	400	412,904
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins University,
5.00%, 07/01/11	500	527,430
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins University,
5.25%, 07/01/16	750	788,565

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins University,
5.25%, 07/01/17	$500	$525,090
Maryland State Health & Higher Educational Facilities Authority, Suburban Hospital, RB,
5.50%, 07/01/16	750	804,465
Maryland State Industrial Development, RB, IDA, American Center for Physics, SPA: American Institute of Physics,
5.25%, 12/15/14	500	529,950
Maryland State Industrial Development, RB, National Aquarium Baltimore,
5.50%, 11/01/17	750	807,285
Maryland State Stadium Authority, RB, Convention Center Expansion, INS: AMBAC,
5.75%, 12/15/08	335	338,645
Maryland State Stadium Authority, RB, Convention Center Expansion, INS: AMBAC,
5.80%, 12/15/09	535	540,832
Maryland State Stadium Authority, Sports Facility, RB, INS: AMBAC,
5.75%, 03/01/18	1,000	1,012,220
Montgomery County Economic Development, RB, VRDB, Georgetown Prep, LOC: Bank of America,
3.40%, 06/01/35(a)	500	500,000
Montgomery County Revenue Authority, RB, Olney Indoor Swim Project,
5.25%, 10/01/12	225	226,231
Montgomery County, RB, Economic Development Revenue, Trinity Health Care Group,
5.50%, 12/01/16	930	999,555
Montgomery County, RB, Housing Opportunity Community Housing, Multi-Family, Avalon Knoll, FNMA,
5.70%, 07/01/10	150	153,141
New Baltimore School Board, RB,
5.13%, 11/01/14	455	476,408
Ocean City, GO, INS: FGIC,
5.00%, 03/01/09	450	465,791
Prince Georges County IDA, RB, Upper Marlboro Justice, INS: MBIA,
5.00%, 06/30/17	500	526,420
Prince Georges County IDA, RG, Upper Marlboro Justice, INS: MBIA,
5.00%, 06/30/19	710	746,182

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Prince Georges County, RB, IDA, Hyattsville District Court Facility,
6.00%, 07/01/09	$675	$676,175
Queen Anne’s County, GO, INS: FGIC,
5.00%, 11/15/10	400	421,792
Saint Mary’s County, GO, Refunding, St. Mary’s Hospital,
5.00%, 10/01/09	880	914,294
St. Mary’s College, RB, INS: AMBAC,
5.00%, 09/01/22	995	1,046,800
Talbot County, GO,
5.00%, 03/15/12	480	508,325
Washington County, GO, INS: FGIC,
5.00%, 01/01/16	675	698,929
Washington County, GO, INS: FGIC, Prerefunded 1/1/10 @ 101,
5.50%, 01/01/20	300	320,745
Washington Suburban Sanitary District, GO,
5.00%, 06/01/19	680	721,426
Washington Suburban Sanitary District, GO,
5.00%, 06/01/20	1,000	1,057,080
Washington Suburban Sanitary District, GO, General Construction, Prerefunded 6/1/10 @ 100,
5.25%, 06/01/24	440	465,410
Washington Suburban Sanitary District, GO, VRDB, BAN, SPA: Bank of America,
3.18%, 06/01/23,(a)	500	500,000
Wicomico County, GO, INS: FGIC,
5.00%, 02/01/15	755	777,318
Worcester County, GO,
5.20%, 08/01/08	515	521,376

		46,713,127

	Par (000)	Value

MUNICIPAL BONDS — Continued
Puerto Rico — 4.3%
Puerto Rico Commonwealth, Public Improvements, GO, INS: MBIA,
5.25%, 07/01/21	$1,000	$1,073,350
Puerto Rico Electric Power Authority, Power, RB, INS: MBIA,
5.40%, 07/01/13	105	108,461
Puerto Rico Electric Power Authority, Power, RB, INS: MBIA,
5.00%, 07/01/19	1,000	1,050,560

		2,232,371

TOTAL MUNICIPAL BONDS
(Cost $49,792,289)		50,429,537

	Shares
INVESTMENT COMPANIES — 2.3%
Black Rock Provident Institutional Funds — MuniFund	38,335	38,335
Goldman Sachs Financial Square Tax-Free Money Market Fund	1,171,911	1,171,911

TOTAL INVESTMENT COMPANIES
(Cost $1,210,246)		1,210,246

TOTAL INVESTMENT IN SECURITIES — 98.4%
(Cost $51,002,535)(b)		51,639,783
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.6%		842,326

NET ASSETS — 100%		$52,482,109

(a)	The rates shown are as of May 31, 2006.
(b)	Aggregate cost for Federal income tax purposes is $51,002,535. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$956,302
Excess of tax cost over value	$(319,054)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — 96.4%
Alaska — 1.5%
Valdez Alaska Marine Terminal, RB, VRDB, BP Pipelines, Inc. Project,
3.53%, 06/01/37(a)	$1,300	$1,300,000

Arizona — 3.1%
Arizona School Facilities Board, RB, 5.50%, Prerefunded 07/01/11 @ 100 07/01/12	1,395	1,508,776
University of Arizona, RB, INS: FSA,
5.25%, 06/01/09	1,050	1,095,350

		2,604,126

Arkansas — 2.8%
Arkansas State,
5.50%, 08/01/08	2,250	2,333,993

California — 2.5%
Desert Sands School District, GO, INS: AMBAC,
4.25%, 06/01/14	825	844,652
Napa Valley School District, GO, INS: FGIC,
4.00%, 08/01/15	1,230	1,235,571

		2,080,223

Colorado — 2.5%
Arapahoe County School District No. 5, GO, SAW, Cherry Creek,
5.25%, 12/15/07	1,000	1,023,850
Regional Transportation District, RB, Sales Tax Revenue, INS: AMBAC,
5.25%, 11/01/11	1,000	1,071,230

		2,095,080

Connecticut — 4.3%
Connecticut State Split Tax Obligation, RB, INS: FGIC,
5.25%, 10/01/08	1,700	1,760,333
Connecticut State, GO, Refunding,
5.25%, 12/15/07	1,800	1,843,470

		3,603,803

District of Columbia — 2.4%
District of Columbia, George Washington University, RB, INS: MBIA,
5.50%, 09/15/07	2,000	2,044,400

Florida — 11.8%
Brevard County, Health Facilities Authority, INS: MBIA,
5.63%, 10/01/14	2,550	2,590,111
Canaveral Port Authority, RB, INS: FGIC,
5.70%, 06/01/13	280	288,282

	Par (000)	Value

MUNICIPAL BONDS — Continued
Florida — Continued
Dade County School District GO, INS: AMBAC,
5.25%, 07/15/08	$2,500	$2,582,599
Florida State Div Bond Financial Dept. General Services, RB, INS: FSA,
5.25%, 07/01/13	1,810	1,880,717
St. Lucie County, RB, INS: MBIA,
5.50%, 04/01/10	1,000	1,045,270
Tampa Water & Sewer, RB, INS: FSA,
5.00%, 10/01/11	1,530	1,622,183

		10,009,162

Georgia — 0.1%
Georgia State, GO,
5.50%, 08/01/06	60	60,189

Illinois — 2.0%
University of Illinois, COP, MBIA, Utility Infrastructure Projects,
5.75%, 08/15/08	1,605	1,672,603

Kentucky — 1.3%
Kentucky State Turnpike Authority, RB, Revitalization, INS: FSA,
5.50%, 07/01/10	1,000	1,067,050

Maryland — 5.5%
Anne Arundel County, GO,
5.00%, 03/01/14	1,000	1,070,060
Baltimore City, GO, INS: FSA, 35 Day Auction Rate Security,
3.65%, 10/15/22(a)	2,000	2,000,000
Maryland State Health & Higher Education, RB, Johns Hopkins Hospital,
5.00%, 05/15/10	500	521,590
Prince Georges County, GO, CPI, INS: FSA,
5.50%, 05/15/09	1,000	1,051,470

		4,643,120

Massachusetts — 4.7%
Massachusetts, GO, Escrowed to Maturity,
6.50%, 08/01/08	1,800	1,895,328
Massachusetts, GO, Prerefunded 04/01/08 @ 101,
5.00%, 04/01/15	2,000	2,064,380

		3,959,708

Michigan — 2.7%
Michigan Municipal Bond Authority, RB, Drinking Water,
5.25%, 10/01/08	1,145	1,185,636

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — Continued
Michigan — Continued
Michigan State Building Authority, RB,
5.25%, 10/15/13	$1,030	$1,077,648

		2,263,284

New Jersey — 8.3%
New Jersey Economic Development, RB, INS: AMBAC,
5.00%, 09/15/11	1,120	1,184,758
New Jersey Economic Development, RB, INS: MBIA,
5.00%, 07/01/09	2,000	2,076,560
New Jersey State Transportation, RB,
5.00%, 06/15/08	2,000	2,048,740
New Jersey State Transportation, RB, ETM, INS: MBIA,
6.50%, 06/15/10	1,500	1,656,990

		6,967,048

New York — 9.8%
Metropolitan Transit Authority, RB, INS: FSA, Prerefunded 01/01/12 @ 100,
5.13%, 07/01/14	1,280	1,367,731
New York City, GO,
5.00%, 08/01/09	1,130	1,169,573
New York City, GO,
5.00%, 08/01/10	2,000	2,087,440
New York City, GO,
5.00%, 08/01/11	1,000	1,050,870
New York State Thruway, RB, INS: MBIA,
5.25%, 04/01/09	2,500	2,604,849

		8,280,463

North Carolina — 5.4%
North Carolina State, GO, VRDB, SPA: Landesbank Hessen-Thueringen Girozentrale,
3.22%, 05/01/21(a)	1,900	1,900,000
University of North Carolina, RB,
5.00%, 12/01/11	1,250	1,325,588
Wake County, Independent Facility and Pollution Control — Carolina Power & Light, RB, INS: AMBAC, 35 Day Auction Rate Security,
3.65%, 10/01/22(a)	1,275	1,275,000

		4,500,588

Ohio — 5.6%
Columbus, GO, 5.50%, 07/01/08	2,000	2,073,540

	Par (000)	Value

MUNICIPAL BONDS — Continued
Ohio — Continued
State Building Authority, Adult Correctional Facility, Series A, RB, INS: FSA,
5.50%, 10/01/08	$2,500	$2,601,375

		4,674,915

Oregon — 3.8%
Oregon State Department of Administrative Services, RB, INS: FSA,
5.00%, 09/01/10	1,835	1,927,686
Oregon State, GO,
5.25%, 10/15/13	1,145	1,228,619

		3,156,305

Pennsylvania — 3.4%
Harrisburg Authority School Revenue, GO, INS: FGIC,
5.00%, 04/01/10	1,250	1,307,363
Pennsylvania State Higher Education, RB, INS: MBIA, Prerefunded 06/01/10 @ 100,
5.50%, 06/01/18	1,430	1,525,738

		2,833,101

South Carolina — 3.8%
Richland County School District, GO, INS: FSA,
5.00%, 03/01/09	1,595	1,649,709
South Carolina Public Service Authority, RB, INS: FSA,
5.00%, 01/01/13	1,460	1,552,272

		3,201,981

Tennessee — 2.5%
Shelby County, GO,
5.50%, 08/01/08	1,000	1,037,120
Shelby County, GO,
5.00%, 04/01/09	1,000	1,033,670

		2,070,790

Texas — 0.9%
Corpus Christi Texas Independent School District,
5.00%, 08/15/11	740	753,919

Virginia — 4.5%
Northern Virginia Transportation District RB, INS: FSA,
5.38%, 07/01/14	1,000	1,050,390

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — Continued
Virginia — Continued
Prince William County Lease Partnership, COP, INS: MBIA,
5.50%, 12/01/10	$550	$560,687
Virginia State, GO, RB,
5.00%, 06/01/13	2,000	2,143,560

		3,754,637

West Virginia — 1.2%
School Building Authority, RB, Capital Improvement, AMBAC,
5.50%, 07/01/11	1,000	1,038,270

TOTAL MUNICIPAL BONDS
(Cost $81,566,911)		80,968,758

	Shares	Value

INVESTMENT COMPANIES — 3.7%
Black Rock Provident Institutional Funds — MuniFund	984,355	$984,355
Goldman Sachs Financial Square Tax-Free Money Market Fund	2,110,323	2,110,323

TOTAL INVESTMENT COMPANIES
(Cost $3,094,678)		3,094,678

TOTAL INVESTMENT IN SECURITIES — 100.1%
(Cost $84,661,589)(b)		84,063,436
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(110,899)

NET ASSETS — 100%		$83,952,537

(a)	The rates shown are as of May 31, 2006.
(b)	Aggregate cost for Federal income tax purposes is $84,661,589. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$302,608
Excess of tax cost over value	$(900,761)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — 96.9%
Alabama — 3.2%
Auburn University, RB, General Fee Revenue, INS: MBIA, 5.50%, 06/01/13	$1,000	$1,073,300
Jefferson County Sewer, RB, INS: FGIC, Prerefunded 08/01/12 @ 100, 5.00%, 02/01/32	2,000	2,126,020

		3,199,320

California — 3.3%
Capistrano School District, GO, INS: AMBAC, 4.50%, 09/01/11	1,000	1,037,730
Los Angeles Unified School District, GO, INS: MBIA, 5.75%, 07/01/13	2,000	2,234,560

		3,272,290

Colorado — 5.2%
Adams State College, RB, INS: MBIA, 5.25%, 05/15/24	1,000	1,055,760
Arapahoe County District No. 5, Cherry Creek, GO, INS: SAW, Prerefunded 12/15/09 @ 100, 6.00%, 12/15/13	1,000	1,075,060
Denver City and County, COP, INS: AMBAC, Prerefunded 12/1/10 @ 101, 5.75%, 12/01/18	1,750	1,913,485
Denver City and County, GO, 6.00%, 10/01/10	1,000	1,088,950

		5,133,255

District of Columbia — 2.4%
District of Columbia, RB, Georgetown University, INS: MBIA, 35 Day Auction Rate Security, 3.60%, 04/25/34(a)	2,400	2,400,000

Florida — 6.3%
Florida State, RB, Department of Environmental Protection, INS: AMBAC, 6.00%, 07/01/12	1,000	1,117,120
Hillsborough County, Capital, INS: MBIA, Improvement, RB, 4.38%, 07/01/21	1,755	1,731,132
Lee County Transit Facilities Revenue, RB, INS: AMBAC, 5.50%, 10/01/14	1,000	1,075,180
Sarasota County Florida Public Hospital, RB, VRDB, INS: AMBAC, 3.62%, 07/01/37(a)	2,300	2,300,000

		6,223,432

	Par (000)	Value

MUNICIPAL BONDS — Continued
Georgia — 6.3%
Atlanta Airport, RB, INS: FGIC, 5.75%, 01/01/14	$2,000	$2,145,160
Atlanta Airport, RB, INS: FGIC, 5.88%, 01/01/16	1,760	1,893,795
Georgia State, GO, 6.00%, 07/01/12	2,000	2,177,880

		6,216,835

Illinois — 1.4%
Chicago, GO, INS: AMBAC, 6.25%, 01/01/13	1,000	1,130,720
Cicero, GO, INS: XLCA, 5.00%, 01/01/13	200	211,216

		1,341,936

Louisiana — 2.5%
Louisiana Public Facilities, RB, INS: FSA, 5.50%, 08/01/17	2,365	2,507,184

Maryland — 7.6%
Anne Arundel County, GO, 4.13%, 03/01/23	1,000	958,450
Anne Arundel County, GO, 4.13%, 03/01/23	2,000	1,894,300
Charles County, GO, 5.00%, 03/01/12	1,115	1,183,350
Maryland State & Local Facilities, GO, GPI, 5.50%, 03/01/08	1,000	1,032,370
Maryland State Health & Higher Education, RB, Peninsula Medical Center, 5.00%, 07/01/20	1,325	1,382,505
Washington Suburban Sanitary District, GO, 5.00%, 06/01/10	1,000	1,050,070

		7,501,045

Massachusetts — 2.4%
Massachusetts Bay Transportation Authority, 5.75%, 07/01/15	85	91,197
Massachusetts Bay Transportation Authority Prerefunded 07/01/2010 @ 100, 5.75%, 07/01/15	915	985,995
Pembroke, GO, INS: FGIC, 5.50%, 11/15/20	1,230	1,313,775

		2,390,967

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — Continued
Michigan — 4.5%
Detroit Sewer Disposal, RB, INS: MBIA, 5.00%, 07/01/12	$1,000	$1,062,830
Michigan State Board Authority, RB, Clean Water, 5.25%, 10/01/18	2,000	2,132,560
Southfield Library, RB, INS: MBIA, 5.00%, 05/01/17	1,135	1,202,703

		4,398,093

Missouri — 2.6%
Missouri State Board of Public Buildings, RB, Special Obligation, 5.75%, 05/01/09	1,500	1,585,620
Missouri State Health & Educational Facilities, RB, VRDB, Cox Health Systems, INS: AMBAC, SPA: Bank of Nova Scotia, 3.62%, 06/01/22(a)	1,000	1,000,000

		2,585,620

New Jersey — 3.0%
New Jersey Environmental Infrastructure, 5.50%, 09/01/16	1,000	1,060,770
New Jersey State Transportation Authority, RB, 5.50%, 06/15/08	1,800	1,861,290

		2,922,060

New York — 5.6%
New York City Transitional Financial Authority, RB, VRDB, New York City Recovery, SPA: Bank of New York, 3.22%, 08/01/18(a)	1,500	1,500,000
New York State Environmental Facility, RB, 6.00%, 06/15/18	1,775	1,890,375
New York State Environmental Facility, RB, Prerefunded 06/15/09 @ 100, 6.00%, 06/15/18	225	240,091
New York State, GO, 4.25%, 03/15/26	2,000	1,937,400

		5,567,866

North Carolina — 2.2%
Orange County North Carolina GO, 5.25%, 04/01/16	2,000	2,174,880

Ohio — 1.1%
Eaton School District, GO, INS: FGIC, 5.75%, 12/01/20	1,000	1,087,150

	Par (000)	Value

MUNICIPAL BONDS — Continued
Oklahoma — 3.2%
Oklahoma City, GO, INS: FGIC, 5.00%, 03/01/14	$2,980	$3,135,973

Oregon — 6.5%
Oregon State Bond Bank, RB, INS: MBIA, 5.50%, 01/01/18	2,000	2,091,260
Portland Sewer System, RB, INS: FGIC, Prerefunded 08/01/10 @ 100, 5.75%, 08/01/18	2,000	2,158,080
Portland Urban Renewal, Tax Allocation, Oregon Conventional Center. INS: AMBAC, Prerefunded 06/15/10 @ 101, 6.00%, 06/15/13	2,000	2,189,480

		6,438,820

Pennsylvania — 12.3%
Allegheny County Sanitation Authority, RB, INS: MBIA, 5.75%, 12/01/13	1,150	1,249,970
Chester County, GO, 5.50%, 11/15/15	2,235	2,392,991
Chester County, GO, Prerefunded 11/15/11 @ 100, 5.50%, 11/15/15	2,065	2,239,306
Mifflin County, GO, INS: FGIC, 5.63%, 09/01/28	2,000	2,140,400
Pennsylvania State Turnpike Revenue, RB, VRDB, SPA: Westdeutsche Landesbank, Bayerische Landesbank, Gironzentrale, Landesbank Baden, Wurtemburg, 3.54%, 06/01/27(a)	1,500	1,500,000
Pennsylvania State, GO, 5.75%, 01/15/09	1,315	1,381,447
Southern Lehigh School District, RB, INS: FSA, 4.25%, 09/01/22	1,250	1,219,825

		12,123,939

Puerto Rico — 3.1%
Puerto Rico Commonwealth Highway & Transportation Authority, RB, INS: MBIA, 5.50%, 07/01/13	2,780	3,039,958

Rhode Island — 2.7%
Rhode Island State, GO, INS: FGIC, Prerefunded 07/15/10 @ 101, 6.00%, 07/15/14	2,415	2,647,637

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2006

	Par (000)	Value

MUNICIPAL BONDS — Continued
South Carolina — 2.3%
Columbia COPs, INS: AMBAC, 5.25%, 06/01/17	$2,095	$2,228,326

Texas — 1.4%
Texas Tech University, RB, INS: MBIA, Prerefunded 02/15/12 @ 100, 5.50%, 08/15/18	1,300	1,412,125

Virginia — 5.8%
Loudoun County Industrial Development Authority, RB, VRDB, Howard Hughes Medical Institute, 3.53%, 02/15/38(a)	1,000	1,000,000
Montgomery County IDA Lease, RB, INS: AMBAC, Prerefunded 01/15/11 @ 101, 6.00%, 01/15/17	1,000	1,104,190
Virginia GO, 5.00%, 06/01/21	2,000	2,115,680
Virginia State Public Schools, RB, 5.50%, 08/01/08	1,500	1,556,310

		5,776,180

TOTAL MUNICIPAL BONDS
(Cost $94,654,434)		95,724,891

	Shares	Value
INVESTMENT COMPANIES — 3.2%
Black Rock Provident Institutional Funds — MuniFund	941,330	$941,330
Goldman Sachs Financial Square Tax-Free Money Market Fund	2,203,795	2,203,795

TOTAL INVESTMENT COMPANIES
(Cost $3,145,125)		3,145,125

TOTAL INVESTMENT IN SECURITIES — 100.1%
(Cost $97,799,559)(b)		98,870,016
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(55,668)

NET ASSETS — 100%		$98,814,348

(a)	The rates shown are as of May 31, 2006.
(b)	Aggregate cost for Federal income tax purposes is $97,799,559. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,569,528
Excess of tax cost over value	$(499,071)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INVESTMENT ABBREVIATIONS

ADB	Asian Development Bank
ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corp.
ARM	Adjustable Rate Mortgage
BAN	Bond Anticipation Notes
CGI	Consolidated General Improvement
COP	Certificates of Participation
CPI	Consolidated Public Improvement
ETM	Escrowed to Maturity in U.S. Government Obligations
FFCB	Federal Farm Credit Bank
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRN	Floating Rate Notes
FSA	Financial Surety Assurance
GDR	Global Depositary Receipt
GO	General Obligation
GPI	General Public Improvement
GTD	Guaranteed
IBRD	International Bank for Reconstruction and Development
IBC	Insured Bond Certificates
IDA	Industrial Development Authority
INS	Insured
LIC	Line of Credit
LIQ	Liquidity
LOC	Letter of Credit
MBIA	Municipal Bond Insurance Association
MPB	Municipal Put Bonds
PCR	Pollution Control Revenue
PCRB	Pollution Control Revenue Bonds
PSFG	Permanent School Fund Guaranty
RAN	Revenue Anticipation Notes
RB	Revenue Bonds
SADD	State Aid Direct Deposit
SAW	State Aid Withholding
SIF	Societatea de Investitii Financiare
SPA	Standby Purchase Agreement
TAN	Tax Anticipation Notes
TECP	Tax-Exempt Commercial Paper
TIPS	Treasury Inflation Protected Securities
TRAN	Tax and Revenue Anticipation Notes
UT	Unlimited Tax
VRDB	Variable Rate Demand Bond
VRDN	Variable Rate Demand Notes
XLCA	XL Capital Assurance Inc.

Mercantile Funds, Inc.

Statements of Assets and Liabilities

May 31, 2006

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
ASSETS:
Investments, at value (cost $759,060,909; $338,792,206; and $219,315,338; respectively)	$759,060,909	$338,792,206	$219,315,338
Repurchase agreements, at cost and value	172,000,000	97,000,000	—

Total Investments	931,060,909	435,792,206	219,315,338

Interest and dividends receivable	1,776,319	655,491	1,025,832
Receivable from advisor	27,627	16,652	10,519
Prepaid expenses and other assets	3,784	3,721	2,661

Total Assets	932,868,639	436,468,070	220,354,350

LIABILITIES
Distributions payable	2,840,973	1,416,835	539,476
Payable for investments purchased	—	—	1,000,000
Payable for return of collateral received for securities on loan	31,984,298	46,416,345	—
Accrued expenses and other payables
Investment advisory fees	190,023	81,920	45,707
Fund administration fees	95,013	40,961	22,854
Distribution and service fees	52,396	478	1,861
Compliance fees	440	440	440
Other	87,941	59,577	48,807

Total Liabilities	35,251,084	48,016,556	1,659,145

NET ASSETS	$897,617,555	$388,451,514	$218,695,205

REPRESENTED BY:
Capital	$897,617,586	$388,453,805	$218,841,381
Accumulated net investment income (loss)	—	—	(76,904)
Accumulated net realized gains (losses) from investment transactions	(31)	(2,291)	(69,272)
Net unrealized appreciation (depreciation) on investments	—	—	—

NET ASSETS	$897,617,555	$388,451,514	$218,695,205

NET ASSETS:
Institutional Shares	$769,105,660	$387,391,036	$213,923,062
Class A Shares	127,842,878	1,057,331	4,770,503
Class C Shares	669,017	3,147	1,640

Total	$897,617,555	$388,451,514	$218,695,205

SHARES OUTSTANDING (par value of $0.001 per share) (20 billion shares authorized)
Institutional Shares	769,169,591	387,519,044	214,073,929
Class A Shares	127,842,882	1,057,332	4,775,052
Class C Shares	669,018	3,147	1,641

Total	897,681,491	388,579,523	218,850,622

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$1.00	$1.00	$1.00
Class A Shares	$1.00	$1.00	$1.00
Class C Shares	$1.00	$1.00	$1.00

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Assets and Liabilities

May 31, 2006

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
ASSETS:
Investments, at value (cost $539,180,277; $90,699,019; $49,769,141; $251,568,357; $668,809,047; and $203,951,937; respectively)	$589,040,978	$102,646,116	$52,385,017	$304,779,506	$811,371,312	$283,668,399
Repurchase agreements, at cost and value	3,160,000	351,000	416,000	—	19,742,000	—

Total Investments	592,200,978	102,997,116	52,801,017	304,779,506	831,113,312	283,668,399

Cash	352	876	394	6,976	109,205	—
Foreign currency, at value (cost $0, $0, $0, $0, $4,954,603, and $0, respectively)	—	—	—	—	4,975,282	—
Interest and dividends receivable	869,369	260,746	47,911	108,326	2,240,025	175,069
Receivable for capital shares issued	225,420	7,247	162,626	75,982	489,020	3,403
Receivable for investments sold	—	753,818	852,395	1,223,194	1,764,897	—
Receivable from forward foreign currency contracts	—	—	—	—	281,037	—
Receivable from advisor	10,373	6,048	6,274	49,132	161,063	—
Reclaims receivable	—	—	—	—	201,421	—
Prepaid expenses and other assets	23,288	3,176	5,157	29,207	189,408	22,087

Total Assets	593,329,780	104,029,027	53,875,774	306,272,323	841,524,670	283,868,958

LIABILITIES
Payable for investments purchased	152,927	—	760,896	1,495,596	3,869,626	—
Payable for capital shares redeemed	19,804	68,885	—	112,032	210,689	71,663
Payable for forward foreign currency contracts	—	—	—	—	834,064	—
Payable for return of collateral received for securities on loan	126,632,839	12,015,923	10,237,310	70,569,794	118,852,838	78,791,433
Accrued expenses and other payables
Investment advisory fees	242,308	47,797	22,207	264,851	765,720	140,156
Fund administration fees	50,481	9,958	4,626	25,467	78,456	21,900
Distribution and service fees	6,468	408	172	1,516	2,676	2,135
Compliance fees	440	440	440	440	440	440
Directors’ fees	—	2,953	—	—	—	—
Other	62,891	10,970	23,912	34,926	118,042	41,737

Total Liabilities	127,168,158	12,157,334	11,049,563	72,504,622	124,732,551	79,069,464

NET ASSETS	$466,161,622	$91,871,693	$42,826,211	$233,767,701	$716,792,119	$204,799,494

REPRESENTED BY:
Capital	$365,192,924	$70,015,176	$65,892,160	$172,376,853	$553,652,669	$120,195,710
Accumulated net investment income (loss)	767,663	333,173	41,613	—	562,511	(889,121)
Accumulated net realized gains (losses) from investment and foreign currency transactions	50,340,334	9,576,247	(25,723,438)	8,179,699	20,499,594	5,776,443
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	49,860,701	11,947,097	2,615,876	53,211,149	142,077,345	79,716,462

NET ASSETS	$466,161,622	$91,871,693	$42,826,211	$233,767,701	$716,792,119	$204,799,494

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Assets and Liabilities

May 31, 2006

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
NET ASSETS:
Institutional Shares	$453,983,985	$90,876,985	$42,446,641	$231,002,280	$711,621,014	$200,785,298
Class A Shares	8,806,223	956,620	363,641	1,950,416	4,071,274	3,023,191
Class C Shares	3,371,414	38,088	15,929	815,005	1,099,831	991,005

Total	$466,161,622	$91,871,693	$42,826,211	$233,767,701	$716,792,119	$204,799,494

SHARES OUTSTANDING (par value of $0.001 per share) (20 billion shares authorized)
Institutional Shares	23,713,843	18,021,441	6,111,199	20,106,480	43,488,712	11,247,046
Class A Shares	462,346	190,238	52,933	173,045	251,167	170,308
Class C Shares	179,231	7,552	2,353	73,866	68,570	55,957

Total	24,355,420	18,219,231	6,166,485	20,353,391	43,808,449	11,473,311

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$19.14	$5.04	$6.95	$11.49	$16.36	$17.85
Class A Shares	$19.05	$5.03	$6.87	$11.27	$16.21	$17.75
Class C Shares(a)	$18.81	$5.04	$6.77	$11.03	$16.04	$17.71

Maximum offering price per share (100%/(100% — maximum sales charge) of net asset value adjusted to the nearest cent)
Class A Shares	$20.00	$5.28	$7.21	$11.83	$17.02	$18.64

Maximum Sales Charge — Class A Shares	4.75%	4.75%	4.75%	4.75%	4.75%	4.75%

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Assets and Liabilities

May 31, 2006

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
ASSETS:
Investments, at value (cost $158,658,157; $166,337,430; $51,002,535; $84,661,589; and $97,799,559; respectively)	$156,167,192	$162,639,217	$51,639,783	$84,063,436	$98,870,016

Total Investments	156,167,192	162,639,217	51,639,783	84,063,436	98,870,016

Cash	—	—	4	1	4
Interest and dividends receivable	1,277,954	1,470,341	828,759	1,160,304	1,420,402
Receivable for capital shares issued	3,730	117,562	247,000	—	32,386
Receivable for investments sold	20,333	20,976	—	—	—
Receivable from advisor	9,243	7,986	13,096	17,757	19,440
Prepaid expenses and other assets	5,788	4,189	4,017	6,912	6,088

Total Assets	157,484,240	164,260,271	52,732,659	85,248,410	100,348,336

LIABILITIES
Distributions payable	286,275	453,856	152,353	194,132	307,996
Payable for investments purchased	—	—	—	843,398	1,036,710
Payable for capital shares redeemed	1,155,570	—	37,904	169,687	99,969
Payable for return of collateral received for securities on loan	25,611,448	14,103,129	—	—	—
Accrued expenses and other payables
Investment advisory fees	40,003	44,194	22,332	36,176	42,127
Fund administration fees	14,287	15,784	5,583	9,044	10,332
Distribution and service fees	2,399	927	574	367	404
Compliance fees	440	440	440	440	440
Other	38,308	35,894	31,364	42,629	36,010

Total Liabilities	27,148,730	14,654,224	250,550	1,295,873	1,533,988

NET ASSETS	$130,335,510	$149,606,047	$52,482,109	$83,952,537	$98,814,348

Represented by:
Capital	$135,244,343	$154,504,750	$52,625,324	$86,020,779	$97,954,189
Accumulated net investment income (loss)	—	(150,907)	—	—	—
Accumulated net realized gains (losses) from investment transactions	(2,417,868)	(1,049,583)	(780,463)	(1,470,089)	(210,298)
Net unrealized appreciation (depreciation) on investments	(2,490,965)	(3,698,213)	637,248	(598,153)	1,070,457

NET ASSETS	$130,335,510	$149,606,047	$52,482,109	$83,952,537	$98,814,348

NET ASSETS:
Institutional Shares	$125,605,387	$147,965,676	$51,327,963	$83,197,798	$97,896,284
Class A Shares	3,800,452	1,090,926	1,000,921	649,599	767,277
Class C Shares	929,671	549,445	153,225	105,140	150,787

Total	$130,335,510	$149,606,047	$52,482,109	$83,952,537	$98,814,348

SHARES OUTSTANDING (par value of $0.001 per share) (20 billion shares authorized)
Institutional Shares	12,511,837	15,661,143	4,766,137	8,436,930	10,327,167
Class A Shares	378,680	115,448	92,954	65,860	80,738
Class C Shares	92,689	58,179	14,223	10,663	15,898

Total	12,983,206	15,834,770	4,873,314	8,513,453	10,423,803

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$10.04	$9.45	$10.77	$9.86	$9.48
Class A Shares	$10.04	$9.45	$10.77	$9.86	$9.50
Class C Shares(a)	$10.03	$9.44	$10.77	$9.86	$9.48

Maximum offering price per share (100%/(100% — maximum sales charge) of net asset value adjusted to the nearest cent)
Class A Shares	$10.49	$9.87	$11.25	$10.30	$9.92

Maximum Sales Charge — Class A Shares	4.25%	4.25%	4.25%	4.25%	4.25%

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2006

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
INVESTMENT INCOME:
Interest	$32,424,052	$15,905,184	$5,616,590
Dividends	1,192,499	293,189	108,801
Income from securities loaned	12,289	32,015	—

TOTAL INVESTMENT INCOME	33,628,840	16,230,388	5,725,391

EXPENSES:
Investment advisory fees	2,067,220	1,023,837	514,100
Administration fees	1,033,625	511,926	257,054
Accounting agent fees	192,419	96,350	49,916
Distribution and service fees
Class A Shares	542,475	6,057	33,591
Class C Shares	6,771	29	15
Compliance fees	5,282	5,282	5,282
Custodian fees	78,001	42,501	22,887
Directors’ fees	13,333	13,333	13,333
Transfer agent fees	30,375	20,750	18,998
Professional fees	86,673	54,673	36,672
Registration fees	34,000	8,702	8,501
Printing costs	57,999	30,999	16,002
Other	38,679	23,700	12,418

TOTAL EXPENSES	4,186,852	1,838,139	988,769
Fees waived by Investment Advisor	(330,047)	(193,911)	(132,603)
Distribution and service fees waived — Class C Shares	(3,385)	(15)	(7)

NET EXPENSES	3,853,420	1,644,213	856,159

NET INVESTMENT INCOME (LOSS)	29,775,420	14,586,175	4,869,232

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold	(31)	—	—

Net gain (loss) on investments	(31)	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,775,389	$14,586,175	$4,869,232

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2006

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
INVESTMENT INCOME:
Interest	$176,815	$79,977	$25,827	$408,105	$507,005	$—
Dividends	6,952,408	2,439,915	315,374	1,517,246	17,853,702 *	2,991,705
Income from securities loaned	109,737	22,503	6,873	193,289	464,301	69,463

TOTAL INVESTMENT INCOME	7,238,960	2,542,395	348,074	2,118,640	18,825,008	3,061,168

EXPENSES:
Investment advisory fees	2,848,909	572,799	230,060	2,906,844	7,492,044	1,651,395
Administration fees	593,529	119,334	47,930	279,508	767,633	258,034
Accounting agent fees	112,988	24,525	11,594	58,991	168,699	50,422
Distribution and service fees
Class A Shares	37,380	2,967	1,569	8,096	13,836	12,673
Class C Shares	33,845	370	164	7,923	9,618	9,685
Compliance fees	5,282	5,282	5,282	5,282	5,282	5,282
Custodian fees	47,002	9,153	3,567	21,897	698,266	19,634
Directors’ fees	13,333	16,619	13,333	13,333	13,333	13,333
Transfer agent fees	54,485	19,349	24,999	23,086	34,000	36,183
Professional fees	57,674	12,493	20,674	34,661	59,674	33,675
Registration fees	15,275	8,835	9,501	14,750	19,002	17,808
Printing costs	34,000	5,610	2,000	13,001	35,000	13,001
Other	26,327	9,581	5,262	17,430	67,123	12,915

TOTAL EXPENSES	3,880,029	806,917	375,935	3,404,802	9,383,510	2,134,040
Fees waived by Investment Advisor	(128,964)	(63,844)	(76,882)	(536,496)	(1,551,013)	—

NET EXPENSES	3,751,065	743,073	299,053	2,868,306	7,832,497	2,134,040

NET INVESTMENT INCOME (LOSS)	3,487,895	1,799,322	49,021	(749,666)	10,992,511	927,128

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments	68,396,958	11,551,632	2,955,747	15,048,906	38,643,987	16,928,999
Foreign currency transactions	—	—	—	—	(7,844,948)	—

	68,396,958	11,551,632	2,955,747	15,048,906	30,799,039	16,928,999

Change in net unrealized appreciation (depreciation):
Investments	(40,319,266)	(6,541,071)	(2,961,831)	21,754,657	74,646,203	18,463,908
Translation of assets and liabilities in foreign currencies	—	—	—	—	(484,920)	—

	(40,319,266)	(6,541,071)	(2,961,831)	21,754,657	74,161,283	18,463,908

Net realized and unrealized gain (loss) on investments and foreign currency transactions	28,077,692	5,010,561	(6,084)	36,803,563	104,960,322	35,392,907

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,565,587	$6,809,883	$42,937	$36,053,897	$115,952,833	$36,320,035

*	Net of withholding taxes of $1,568,302.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2006

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
INVESTMENT INCOME:
Interest	$5,948,317	$6,607,937	$2,312,024	$3,025,215	$4,500,109
Dividends	44,022	72,553	14,006	22,493	23,643
Income from securities loaned	55,151	42,887	—	—	—

TOTAL INVESTMENT INCOME	6,047,490	6,723,377	2,326,030	3,047,708	4,523,752

EXPENSES:
Investment advisory fees	524,636	490,824	282,412	498,517	559,410
Administration fees	187,373	175,297	70,604	124,631	139,855
Accounting agent fees	44,816	53,634	24,137	33,586	35,352
Distribution and service fees
Class A Shares	17,413	4,539	4,762	2,835	2,474
Class C Shares	9,932	6,349	1,621	1,053	1,672
Compliance fees	5,282	5,282	5,282	5,282	5,282
Custodian fees	16,248	14,001	6,001	12,088	12,610
Directors’ fees	13,333	13,333	13,333	13,333	13,333
Transfer agent fees	35,000	26,999	22,999	19,451	19,250
Professional fees	32,675	29,675	22,674	27,674	28,674
Registration fees	15,403	8,724	6,125	8,300	8,150
Printing costs	13,001	10,001	4,000	9,001	9,001
Other	9,295	8,161	4,312	6,869	7,315

TOTAL EXPENSES	924,407	846,819	468,262	762,620	842,378
Fees waived by Investment Advisor	(110,633)	(99,518)	(165,425)	(235,670)	(251,184)

NET EXPENSES	813,774	747,301	302,837	526,950	591,194

NET INVESTMENT INCOME (LOSS)	5,233,716	5,976,076	2,023,193	2,520,758	3,932,558

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(1,183,498)	(740,621)	244,989	(567,743)	993,302
Swaps	—	—	(189,252)	(178,500)	(374,048)

Net realized gain (loss) from investments and swaps	(1,183,498)	(740,621)	55,737	(746,243)	619,254

Change in net unrealized appreciation (depreciation):
Investments	(2,183,390)	(5,752,407)	(1,678,387)	(704,630)	(3,948,475)
Swaps	—	—	228,636	287,864	503,543

Net change in unrealized appreciation (depreciation) from investments and swaps	(2,183,390)	(5,752,407)	(1,449,751)	(416,766)	(3,444,932)

Net gain (loss) on investments	(3,366,888)	(6,493,028)	(1,394,014)	(1,163,009)	(2,825,678)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,866,828	$(516,952)	$629,179	$1,357,749	$1,106,880

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund For the Year Ended May 31, 2006	Prime Money Market Fund For the Year Ended May 31, 2005	Government Money Market Fund For the Year Ended May 31, 2006	Government Money Market Fund For the Year Ended May 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$29,775,420	$12,621,992	$14,586,175	$6,903,697
Net realized gain (loss) on investments resulting from operations	(31)	—	—	—

	29,775,389	12,621,992	14,586,175	6,903,697

Distributions to shareholders from
Net investment income
Institutional Shares	(26,292,850)	(11,716,849)	(14,550,081)	(6,882,093)
Class A Shares	(3,461,702)	(897,233)	(35,997)	(21,569)
Class C Shares	(20,868)	(7,910)	(97)	(35)

Total distributions to shareholders	(29,775,420)	(12,621,992)	(14,586,175)	(6,903,697)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	1,074,770,057	853,148,721	925,514,613	1,170,961,960
Class A Shares	141,472,264	103,380,764	1,565,876	2,430,644
Class C Shares	160,820	1,187,427	—	—
Cost of shares redeemed
Institutional Shares	(1,018,516,202)	(844,046,899)	(922,298,478)	(1,160,547,028)
Class A Shares	(103,935,143)	(100,250,669)	(2,097,426)	(3,716,408)
Class C Shares	(835,505)	(347,653)	—	—
Value of shares issued in reinvestment of dividends
Institutional Shares	1,366,241	563,815	424,574	190,159
Class A Shares	3,607,222	762,316	38,512	19,195
Class C Shares	23,112	5,615	102	30

Increase (decrease) in net assets derived from capital share transactions	98,112,866	14,403,437	3,147,773	9,338,552

TOTAL INCREASE (DECREASE) IN NET ASSETS	98,112,835	14,403,437	3,147,773	9,338,552
NET ASSETS:
Beginning of year	799,504,720	785,101,283	385,303,741	375,965,189

End of year	$897,617,555	$799,504,720	$388,451,514	$385,303,741

Undistributed net investment income	$—	$—	$—	$—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund For the Year Ended May 31, 2006	Prime Money Market Fund For the Year Ended May 31, 2005	Government Money Market Fund For the Year Ended May 31, 2006	Government Money Market Fund For the Year Ended May 31, 2005
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,074,770,057	853,148,721	925,514,613	1,170,961,960
Class A Shares	141,472,264	103,349,925	2,086,477	2,427,725
Class C Shares	160,820	1,187,427	—	—
Shares redeemed
Institutional Shares	(1,018,516,202)	(844,046,899)	(922,298,478)	(1,160,547,028)
Class A Shares	(103,935,143)	(100,219,754)	(2,618,027)	(3,713,470)
Class C Shares	(835,505)	(347,653)	—	—
Shares issued in reinvestment of dividends
Institutional Shares	1,366,241	563,815	424,574	190,159
Class A Shares	3,607,222	762,240	38,512	19,175
Class C Shares	23,112	5,615	102	30

Net increase (decrease) in shares
Institutional Shares	57,620,096	9,665,637	3,640,709	10,605,091
Class A Shares	41,144,343	3,892,411	(493,038)	(1,266,570)
Class C Shares	(651,573)	845,389	102	30

	98,112,866	14,403,437	3,147,773	9,338,551

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund For the Year Ended May 31, 2006	Tax-Exempt Money Market Fund For the Year Ended May 31, 2005	Growth & Income Fund For the Year Ended May 31, 2006	Growth & Income Fund For the Year Ended May 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$4,869,232	$2,803,993	$3,487,895	$4,053,798
Net realized gain (loss) on investments	—	174	68,396,958	21,901,136
Net increase (decrease) in unrealized appreciation (depreciation) on investments	—	—	(40,319,266)	3,135,141

Net increase (decrease) in net assets resulting from operations	4,869,232	2,804,167	31,565,587	29,090,075

Distributions to shareholders from
Net investment income
Institutional Shares	(4,815,436)	(2,742,179)	(3,409,699)	(3,666,845)
Class A Shares	(130,668)	(61,804)	(19,013)	(29,828)
Class C Shares	(32)	(10)	(136)	(9,810)
Net realized capital gains
Institutional Shares	—	—	(21,546,274)	—
Class A Shares	—	—	(356,004)	—
Class C Shares	—	—	(160,273)	—

Total distributions to shareholders	(4,946,136)	(2,803,993)	(25,491,399)	(3,706,483)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	283,387,405	245,882,279	37,665,644	38,553,713
Class A Shares	31,511,977	24,327,622	4,514,784	3,468,128
Class C Shares	—	600	985,142	1,095,002
Cost of shares redeemed
Institutional Shares	(279,569,971)	(285,612,075)	(67,796,603)	(77,743,575)
Class A Shares	(39,183,475)	(19,440,636)	(2,384,898)	(2,488,384)
Class C Shares	(10)	—	(663,393)	(635,231)
Value of shares issued in reinvestment of dividends
Institutional Shares	9,781	6,690	22,112,815	1,202,219
Class A Shares	141,335	47,301	334,102	28,705
Class C Shares	34	8	157,161	9,505

Increase (decrease) in net assets derived from capital share transactions	(3,702,924)	(34,788,211)	(5,075,246)	(36,509,918)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,779,828)	(34,788,037)	998,942	(11,126,326)
NET ASSETS:
Beginning of year	222,475,033	257,263,070	465,162,680	476,289,006

End of year	$218,695,205	$222,475,033	$466,161,622	$465,162,680

Undistributed net investment income	$(76,904)	$—	$767,663	$708,616

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund For the Year Ended May 31, 2006	Tax-Exempt Money Market Fund For the Year Ended May 31, 2005	Growth & Income Fund For the Year Ended May 31, 2006	Growth & Income Fund For the Year Ended May 31, 2005
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	283,387,405	245,882,279	1,925,294	2,104,157
Class A Shares	31,511,977	24,326,623	234,005	159,535
Class C Shares	—	600	51,531	60,602
Shares redeemed
Institutional Shares	(279,569,971)	(285,612,075)	(3,477,565)	(4,229,712)
Class A Shares	(39,183,475)	(19,439,629)	(123,428)	(104,643)
Class C Shares	(10)	—	(34,120)	(35,154)
Shares issued in reinvestment of dividends
Institutional Shares	9,781	6,690	1,133,074	64,885
Class A Shares	141,335	47,293	17,206	1,536
Class C Shares	34	8	8,181	516

Net increase (decrease) in shares
Institutional Shares	3,827,215	(39,723,106)	(419,197)	(2,060,670)
Class A Shares	(7,530,163)	4,934,287	127,783	56,428
Class C Shares	24	608	25,592	25,964

	(3,702,924)	(34,788,211)	(265,822)	(1,978,278)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Equity Income Fund For the Year Ended May 31, 2006	Equity Income Fund For the Year Ended May 31, 2005	Equity Growth Fund For the Year Ended May 31, 2006	Equity Growth Fund For the Year Ended May 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$1,799,322	$2,025,816	$49,021	$189,179
Net realized gain (loss) on investments	11,551,632	1,760,510	2,955,747	1,489,994
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(6,540,071)	3,482,314	(2,961,831)	(575,599)

Net increase (decrease) in net assets resulting from operations	6,809,883	7,268,640	42,937	1,103,574

Distributions to shareholders from
Net investment income
Institutional Shares	(1,874,609)	(1,807,648)	(39,444)	(176,656)
Class A Shares	(9,144)	(5,413)	—	(658)
Class C Shares	(396)	(781)	—	(4)

Total distributions to shareholders	(1,884,149)	(1,813,842)	(39,444)	(177,318)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	15,092,772	16,263,352	18,109,896	7,526,399
Class A Shares	749,783	211,141	227,362	146,752
Class C Shares	1,000	31,735	1,250	6,838
Cost of shares redeemed
Institutional Shares	(26,807,490)	(12,531,274)	(10,371,158)	(6,192,889)
Class A Shares	(206,449)	(187,515)	(133,450)	(86,515)
Class C Shares	(1,483)	(55,088)	(1,430)	—
Value of shares issued in reinvestment of dividends
Institutional Shares	465,194	254,808	16,472	71,418
Class A Shares	4,590	3,434	—	586
Class C Shares	396	167	—	4

Increase (decrease) in net assets derived from capital share transactions	(10,701,687)	3,990,760	7,848,942	1,472,593

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,775,953)	9,445,558	7,852,435	2,398,849
NET ASSETS:
Beginning of year	97,647,646	88,202,088	34,973,776	32,574,927

End of year	$91,871,693	$97,647,646	$42,826,211	$34,973,776

Undistributed net investment income	$333,173	$418,000	$41,613	$32,036

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Equity Income Fund For the Year Ended May 31, 2006	Equity Income Fund For the Year Ended May 31, 2005	Equity Growth Fund For the Year Ended May 31, 2006	Equity Growth Fund For the Year Ended May 31, 2005
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	3,057,146	3,463,012	2,515,315	1,120,235
Class A Shares	152,408	38,050	32,292	14,374
Class C Shares	196	6,724	179	1,038
Shares redeemed
Institutional Shares	(5,451,567)	(2,685,854)	(1,467,881)	(926,377)
Class A Shares	(42,053)	(33,368)	(19,062)	(5,340)
Class C Shares	(301)	(11,821)	(201)	—
Shares issued in reinvestment of dividends
Institutional Shares	94,884	54,396	2,426	10,244
Class A Shares	935	694	—	84
Class C Shares	80	35	—	1

Net increase (decrease) in shares
Institutional Shares	(2,299,537)	831,554	1,049,860	204,102
Class A Shares	111,290	5,376	13,230	9,118
Class C Shares	(25)	(5,062)	(22)	1,039

	(2,188,272)	831,868	1,063,068	214,259

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund For the Year Ended May 31, 2006	Capital Opportunities Fund For the Year Ended May 31, 2005	International Equity Fund For the Year Ended May 31, 2006	International Equity Fund For the Year Ended May 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(749,666)	$(682,177)	$10,992,511	$5,672,118
Net realized gain (loss) on investments and foreign currency transactions	15,048,906	9,957,039	30,799,039	10,570,660
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	21,754,657	6,308,135	74,161,283	32,188,636

Net increase (decrease) in net assets resulting from operations	36,053,897	15,582,997	115,952,833	48,431,414

Distributions to shareholders from Net investment income
Institutional Shares	—	—	(3,752,304)	(2,736,526)
Class A Shares	—	—	(11,495)	(4,816)
Class C Shares	—	—	(1,867)	(220)
Net realized capital gains
Institutional Shares	(12,171,319)	—	(20,442,891)	—
Class A Shares	(84,956)	—	(84,403)	—
Class C Shares	(43,559)	—	(33,342)	—

Total distributions to shareholders	(12,299,834)	—	(24,326,302)	(2,741,562)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	45,355,040	39,058,960	160,234,916	151,356,791
Class A Shares	793,732	678,034	2,416,324	1,153,578
Class C Shares	162,731	258,755	408,810	280,043
Cost of shares redeemed
Institutional Shares	(38,808,621)	(18,274,246)	(44,743,874)	(18,729,386)
Class A Shares	(448,503)	(389,271)	(813,965)	(428,405)
Class C Shares	(124,651)	(99,139)	(136,430)	(178,089)
Value of shares issued in reinvestment of dividends
Institutional Shares	10,907,991	—	19,134,628	309,634
Class A Shares	80,183	—	69,713	4,344
Class C Shares	42,957	—	34,456	206

Increase (decrease) in net assets derived from capital share transactions	17,960,859	21,233,093	136,604,578	133,768,716

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,714,922	36,816,090	228,231,109	179,458,568
NET ASSETS:
Beginning of year	192,052,779	155,236,689	488,561,010	309,102,442

End of year	$233,767,701	$192,052,779	$716,792,119	$488,561,010

Undistributed net investment income (loss)	$—	$—	$562,511	$1,181,822

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund For the Year Ended May 31, 2006	Capital Opportunities Fund For the Year Ended May 31, 2005	International Equity Fund For the Year Ended May 31, 2006	International Equity Fund For the Year Ended May 31, 2005
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	4,065,832	4,006,873	10,554,973	11,166,845
Class A Shares	71,606	63,503	155,200	80,274
Class C Shares	15,144	27,483	27,751	21,033
Shares redeemed
Institutional Shares	(3,406,790)	(1,835,509)	(2,881,974)	(1,383,671)
Class A Shares	(40,693)	(32,394)	(52,322)	(28,229)
Class C Shares	(11,140)	(10,367)	(8,756)	(12,934)
Shares issued in reinvestment of dividends
Institutional Shares	999,816	—	1,275,224	22,354
Class A Shares	7,473	—	4,708	331
Class C Shares	4,079	—	2,334	16

Net increase (decrease) in shares
Institutional Shares	1,658,858	2,171,364	8,948,223	9,805,528
Class A Shares	38,386	31,109	107,586	52,376
Class C Shares	8,083	17,116	21,329	8,115

	1,705,327	2,219,589	9,077,138	9,866,019

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund For the Year Ended May 31, 2006	Diversified Real Estate Fund For the Year Ended May 31, 2005	Limited Maturity Bond Fund For the Year Ended May 31, 2006	Limited Maturity Bond Fund For the Year Ended May 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$927,128	$4,098,304	$5,233,716	$5,335,022
Net realized gain (loss) on investments	16,928,999	5,641,972	(1,183,498)	(493,264)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	18,463,908	35,560,343	(2,183,390)	(352,051)

Net increase (decrease) in net assets resulting from operations	36,320,035	45,300,619	1,866,828	4,489,707

Distributions to shareholders from Net investment income
Institutional Shares	(6,394,403)	(5,767,947)	(5,104,368)	(5,245,158)
Class A Shares	(64,154)	(49,185)	(106,538)	(71,225)
Class C Shares	(20,128)	(15,147)	(25,023)	(21,901)
Net realized capital gains
Institutional Shares	(8,900,074)	(5,620,599)	—	—
Class A Shares	(106,358)	(57,608)	—	—
Class C Shares	(42,058)	(20,633)	—	—
Return of capital distributions
Institutional Shares	—	(1,282,658)	—	—
Class A Shares	—	(11,632)	—	—
Class C Shares	—	(4,806)	—	—

Total distributions to shareholders	(15,527,175)	(12,830,215)	(5,235,929)	(5,338,284)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	23,994,110	28,310,426	15,819,520	23,373,618
Class A Shares	1,066,990	908,039	1,657,938	1,141,312
Class C Shares	112,258	306,517	207,229	255,012
Cost of shares redeemed
Institutional Shares	(45,199,146)	(30,844,446)	(53,796,984)	(30,175,871)
Class A Shares	(449,148)	(674,393)	(563,308)	(1,208,197)
Class C Shares	(137,745)	(308,408)	(382,540)	(201,954)
Value of shares issued in reinvestment of dividends
Institutional Shares	8,877,638	1,255,280	1,746,070	1,063,653
Class A Shares	154,044	118,609	106,041	66,847
Class C Shares	60,595	37,666	24,305	19,214

Increase (decrease) in net assets derived from capital share transactions	(11,520,404)	(890,710)	(35,181,729)	(5,666,366)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,272,456	31,579,694	(38,550,830)	(6,514,943)
NET ASSETS:
Beginning of year	195,527,038	163,947,344	168,886,340	175,401,283

End of year	$204,799,494	$195,527,038	$130,335,510	$168,886,340

Undistributed net investment income (loss)	$(889,121)	$817,291	$—	$—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund For the Year Ended May 31, 2006	Diversified Real Estate Fund For the Year Ended May 31, 2005	Limited Maturity Bond Fund For the Year Ended May 31, 2006	Limited Maturity Bond Fund For the Year Ended May 31, 2005
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,391,438	1,896,337	1,558,443	2,263,197
Class A Shares	61,849	44,431	162,563	92,222
Class C Shares	6,610	20,009	20,439	24,853
Shares redeemed
Institutional Shares	(2,591,981)	(2,031,437)	(5,300,927)	(2,927,096)
Class A Shares	(25,786)	(27,562)	(55,564)	(98,522)
Class C Shares	(7,937)	(21,788)	(37,722)	(19,587)
Shares issued in reinvestment of dividends
Institutional Shares	527,954	81,511	172,090	103,233
Class A Shares	9,110	7,139	10,468	6,273
Class C Shares	3,597	2,424	2,398	1,864

Net increase (decrease) in shares
Institutional Shares	(672,589)	(53,589)	(3,570,394)	(560,666)
Class A Shares	45,173	24,008	117,467	(27)
Class C Shares	2,270	645	(14,885)	7,130

	(625,146)	(28,936)	(3,467,812)	(553,563)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Total Return Bond Fund For the Year Ended May 31, 2006	Total Return Bond Fund For the Year Ended May 31, 2005	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2006	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$5,976,076	$5,262,375	$2,023,193	$1,946,494
Net realized gain (loss) on investments and swaps	(740,621)	591,438	55,737	(46,008)
Net increase (decrease) in unrealized appreciation (depreciation) on investments and swaps	(5,752,407)	2,999,876	(1,449,751)	104,831

Net increase (decrease) in net assets resulting from operations	(516,952)	8,853,689	629,179	2,005,317

Distributions to shareholders from Net investment income
Institutional Shares	(6,175,526)	(5,621,054)	(1,989,416)	(1,908,853)
Class A Shares	(36,073)	(33,110)	(29,590)	(32,237)
Class C Shares	(21,755)	(17,727)	(4,187)	(5,404)
Net realized capital gains
Institutional Shares	(172,031)	(699,426)	—	—
Class A Shares	(1,036)	(5,663)	—	—
Class C Shares	(671)	(3,615)	—	—

Total distributions to shareholders	(6,407,092)	(6,380,595)	(2,023,193)	(1,946,494)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	39,864,102	20,725,209	8,031,008	9,553,503
Class A Shares	516,095	442,241	337,277	444,032
Class C Shares	286,175	438,409	—	—
Cost of shares redeemed
Institutional Shares	(23,097,776)	(22,924,750)	(12,168,352)	(10,879,481)
Class A Shares	(180,262)	(631,283)	(185,253)	(944,447)
Class C Shares	(321,503)	(199,020)	(63,945)	(27,400)
Value of shares issued in reinvestment of dividends
Institutional Shares	1,755,925	676,011	167,304	167,666
Class A Shares	33,310	35,909	21,803	25,049
Class C Shares	22,580	18,148	3,397	4,333

Increase (decrease) in net assets derived from capital share transactions	18,878,646	(1,419,126)	(3,856,761)	(1,656,745)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,954,602	1,053,968	(5,250,775)	(1,597,922)

NET ASSETS:
Beginning of year	137,651,445	136,597,477	57,732,884	59,330,806

End of year	$149,606,047	$137,651,445	$52,482,109	$57,732,884

Undistributed net investment income (loss)	$(150,907)	$—	$—	$—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Total Return Bond Fund For the Year Ended May 31, 2006	Total Return Bond Fund For the Year Ended May 31, 2005	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2006	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2005
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	4,111,132	2,098,035	737,110	862,371
Class A Shares	53,075	41,391	30,964	29,915
Class C Shares	29,246	44,208	—	—
Shares redeemed
Institutional Shares	(2,365,379)	(2,326,301)	(1,119,469)	(980,788)
Class A Shares	(18,478)	(60,281)	(17,169)	(74,974)
Class C Shares	(33,368)	(20,141)	(5,802)	(2,464)
Shares issued in reinvestment of dividends
Institutional Shares	180,866	68,492	15,336	15,106
Class A Shares	3,434	3,439	2,002	2,015
Class C Shares	2,323	1,836	311	390

Net increase (decrease) in shares
Institutional Shares	1,926,619	(159,774)	(367,023)	(103,311)
Class A Shares	38,031	(15,451)	15,797	(43,044)
Class C Shares	(1,799)	25,903	(5,491)	(2,074)

	1,962,851	(149,322)	(356,717)	(148,429)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2006	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2005	National Tax-Exempt Bond Fund For the Year Ended May 31, 2006	National Tax-Exempt Bond Fund For the Year Ended May 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,520,758	$2,610,367	$3,932,558	$4,595,231
Net realized gain (loss) on investments and swaps	(746,243)	(161,981)	619,254	741,291
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(416,766)	(677,224)	(3,444,932)	(318,213)

Net increase (decrease) in net assets resulting from operations	1,357,749	1,771,162	1,106,880	5,018,309

Distributions to shareholders from
Net investment income
Institutional Shares	(2,507,471)	(2,602,103)	(3,913,257)	(4,582,475)
Class A Shares	(11,662)	(7,071)	(15,084)	(8,451)
Class C Shares	(1,625)	(1,193)	(4,217)	(4,305)

Total distributions to shareholders	(2,520,758)	(2,610,367)	(3,932,558)	(4,595,231)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	3,385,774	6,332,984	6,069,770	1,446,264
Class A Shares	341,308	116,319	588,624	147,897
Class C Shares	—	6,900	1,000	1,500
Cost of shares redeemed
Institutional Shares	(29,437,039)	(37,481,180)	(27,534,987)	(23,131,544)
Class A Shares	(105,899)	(204,363)	(95,327)	(159,677)
Class C Shares	(1,003)	(25,000)	(26,027)	—
Value of shares issued in reinvestment of dividends
Institutional Shares	22,770	16,250	19,090	13,413
Class A Shares	9,586	6,241	10,546	6,478
Class C Shares	1,738	1,190	3,244	3,079

Increase (decrease) in net assets derived from capital share transactions	(25,782,765)	(31,230,659)	(20,964,067)	(21,672,590)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,945,774)	(32,069,864)	(23,789,745)	(21,249,512)
NET ASSETS:
Beginning of year	110,898,311	142,968,175	122,604,093	143,853,605

End of year	$83,952,537	$110,898,311	$98,814,348	$122,604,093

Undistributed net investment income (loss)	$—	$—	$—	$—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2006	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2005	National Tax-Exempt Bond Fund For the Year Ended May 31, 2006	National Tax-Exempt Bond Fund For the Year Ended May 31, 2005
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	340,810	628,406	633,345	147,438
Class A Shares	34,357	11,404	61,252	14,959
Class C Shares	—	688	105	154
Shares redeemed
Institutional Shares	(2,970,371)	(3,726,250)	(2,874,345)	(2,354,486)
Class A Shares	(10,688)	(20,198)	(9,975)	(16,191)
Class C Shares	(101)	(2,480)	(2,717)	—
Shares issued in reinvestment of dividends
Institutional Shares	2,294	1,615	1,985	1,370
Class A Shares	967	618	1,099	656
Class C Shares	175	118	338	314

Net increase (decrease) in shares
Institutional Shares	(2,627,267)	(3,096,229)	(2,239,015)	(2,205,678)
Class A Shares	24,636	(8,176)	52,376	(576)
Class C Shares	74	(1,674)	(2,274)	468

	(2,602,557)	(3,106,079)	(2,188,913)	(2,205,786)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Institutional Class
Year ended 05/31/02	$1.00	$0.0239	$—	$0.0239	$(0.0239)	$—
Year ended 05/31/03	1.00	0.0120	—	0.0120	(0.0120)	—
Year ended 05/31/04	1.00	0.0070	—	0.0070	(0.0070)	—
Year ended 05/31/05	1.00	0.0163	—	0.0163	(0.0163)	—
Year ended 05/31/06	1.00	0.0363	—	0.0363	(0.0363)	—
Government Money Market Fund Institutional Class
Year ended 05/31/02	1.00	0.0232	—	0.0232	(0.0232)	—
Year ended 05/31/03	1.00	0.0116	—	0.0116	(0.0116)	—
Year ended 05/31/04	1.00	0.0068	—	0.0068	(0.0068)	—
Year ended 05/31/05	1.00	0.0160	—	0.0160	(0.0160)	—
Year ended 05/31/06	1.00	0.0357	—	0.0357	(0.0357)	—
Tax-Exempt Money Market Fund Institutional Class
Year ended 05/31/02	1.00	0.0161	—	0.0161	(0.0161)	—
Year ended 05/31/03	1.00	0.0094	—	0.0094	(0.0094)	—
Year ended 05/31/04	1.00	0.0057	—	0.0057	(0.0057)	—
Year ended 05/31/05	1.00	0.0124	—	0.0124	(0.0124)	—
Year ended 05/31/06	1.00	0.0244	—	0.0244	(0.0244)	—
Growth & Income Fund Institutional Class
Year ended 05/31/02	20.96	0.15	(2.16)	(2.01)	(0.15)	(1.96)
Year ended 05/31/03	16.84	0.15	(1.51)	(1.36)	(0.15)	—
Year ended 05/31/04	15.33	0.10	2.58	2.68	(0.10)	—
Year ended 05/31/05	17.91	0.16	0.98	1.14	(0.15)	—
Year ended 05/31/06	18.90	0.14	1.17	1.31	(0.14)	(0.93)
Equity Income Fund Institutional Class
Year ended 05/31/02	5.09	0.07	(0.42)	(0.35)	(0.07)	(0.25)
Year ended 05/31/03	4.42	0.07	(0.55)	(0.48)	(0.07)	—
Year ended 05/31/04	3.87	0.09	0.63	0.72	(0.08)	—
Year ended 05/31/05	4.51	0.10	0.26	0.36	(0.09)	—
Year ended 05/31/06	4.78	0.10	0.26	0.36	(0.10)	—
Equity Growth Fund Institutional Class
Year ended 05/31/02	9.32	0.01	(2.70)	(2.69)	(0.02)	(0.11)
Year ended 05/31/03	6.50	0.03	(0.79)	(0.76)	(0.02)	—
Year ended 05/31/04	5.72	0.02	0.94	0.96	(0.02)	—
Year ended 05/31/05	6.66	0.04	0.19	0.23	(0.04)	—
Year ended 05/31/06	6.85	0.01	0.10	0.11	(0.01)	—
Capital Opportunities Fund Institutional Class
Year ended 05/31/02	8.39	(0.05)	(1.00)	(1.05)	—	—
Year ended 05/31/03	7.34	(0.03)	0.22	0.19	—	—
Year ended 05/31/04	7.53	(0.03)	1.95	1.92	—	—
Year ended 05/31/05	9.45	(0.04)	0.89	0.85	—	—
Year ended 05/31/06	10.30	(0.04)	1.85	1.81	—	(0.62)

[1]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[2]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

Less Dividends from:			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[1]	Portfolio Turnover[2]

$(0.0239)	$1.00	2.41%	$647,061	0.38%	2.41%	0.44%	n/a
(0.0120)	1.00	1.21%	749,413	0.38%	1.18%	0.44%	n/a
(0.0070)	1.00	0.71%	701,820	0.38%	0.71%	0.45%	n/a
(0.0163)	1.00	1.64%	711,485	0.40%	1.64%	0.44%	n/a
(0.0363)	1.00	3.69%	769,106	0.40%	3.66%	0.44%	n/a

(0.0232)	1.00	2.35%	402,908	0.38%	2.32%	0.45%	n/a
(0.0116)	1.00	1.17%	383,788	0.38%	1.16%	0.44%	n/a
(0.0068)	1.00	0.68%	373,145	0.38%	0.68%	0.44%	n/a
(0.0160)	1.00	1.61%	383,751	0.40%	1.61%	0.44%	n/a
(0.0357)	1.00	3.63%	387,391	0.40%	3.56%	0.45%	n/a

(0.0161)	1.00	1.63%	252,507	0.38%	1.58%	0.46%	n/a
(0.0094)	1.00	0.95%	289,896	0.38%	0.94%	0.46%	n/a
(0.0057)	1.00	0.58%	249,892	0.38%	0.57%	0.45%	n/a
(0.0124)	1.00	1.25%	210,168	0.40%	1.21%	0.46%	n/a
(0.0244)	1.00	2.46%	213,923	0.40%	2.38%	0.46%	n/a

(2.11)	16.84	(10.08)%	390,191	0.70%	0.87%	0.81%	41.17%
(0.15)	15.33	(8.03)%	395,293	0.74%	1.00%	0.82%	40.90%
(0.10)	17.91	17.55%	469,056	0.75%	0.58%	0.80%	38.63%
(0.15)	18.90	6.37%	456,009	0.78%	0.88%	0.80%	32.10%
(1.07)	19.14	6.86%	453,984	0.77%	0.75%	0.80%	64.68%

(0.32)	4.42	(7.26)%	103,601	0.70%	1.47%	0.83%	28.86%
(0.07)	3.87	(10.77)%	92,503	0.74%	1.95%	0.85%	32.17%
(0.08)	4.51	18.86%	87,814	0.75%	1.97%	0.85%	37.87%
(0.09)	4.78	8.11%	97,234	0.78%	2.21%	0.86%	26.98%
(0.10)	5.04	7.55%	90,877	0.77%	1.89%	0.84%	68.75%

(0.13)	6.50	(29.18)%	42,638	0.70%	0.14%	0.86%	57.89%
(0.02)	5.72	(11.69)%	29,568	0.74%	0.51%	1.00%	40.69%
(0.02)	6.66	16.89%	32,364	0.75%	0.23%	0.99%	49.41%
(0.04)	6.85	3.41%	34,688	0.78%	0.59%	1.01%	49.81%
(0.01)	6.95	1.58%	42,447	0.77%	0.13%	0.98%	72.12%

—	7.34	(12.51)%	36,065	1.25%	(0.74)%	1.57%	123.84%
—	7.53	2.59%	66,491	1.25%	(0.58)%	1.63%	98.94%
—	9.45	25.50%	153,815	1.25%	(0.41)%	1.56%	69.23%
—	10.30	8.99%	190,026	1.28%	(0.39)%	1.54%	56.09%
(0.62)	11.49	17.88%	231,002	1.27%	(0.33)%	1.51%	52.91%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
International Equity Fund Institutional Class
Year ended 05/31/02	$10.53	$0.07	$0.29	$0.36	$(0.01)	$—
Year ended 05/31/03	10.88	0.13	(0.97)	(0.84)	(0.23)	—
Year ended 05/31/04	9.81	0.12	2.57	2.69	(0.07)	—
Year ended 05/31/05	12.43	0.17	1.57	1.74	(0.10)	—
Year ended 05/31/06	14.07	0.27	2.65	2.92	(0.11)	(0.52)
Diversified Real Estate Fund Institutional Class
Year ended 05/31/02	10.09	0.50	1.42	1.92	(0.52)	(0.04)
Year ended 05/31/03	11.42	0.57	0.01	0.58	(0.48)	(0.02)
Year ended 05/31/04	11.42	0.40	2.34	2.74	(0.53)	(0.06)
Year ended 05/31/05	13.52	0.33	3.36	3.69	(0.47)	(0.47)
Year ended 05/31/06	16.16	0.06	2.93	2.99	(0.54)	(0.76)
Limited Maturity Bond Fund Institutional Class
Year ended 05/31/02	10.45	0.48	(0.03)	0.45	(0.48)	(0.08)
Year ended 05/31/03	10.34	0.36	0.23	0.59	(0.36)	—
Year ended 05/31/04	10.57	0.29	(0.26)	0.03	(0.29)	—
Year ended 05/31/05	10.31	0.32	(0.04)	0.28	(0.32)	—
Year ended 05/31/06	10.27	0.36	(0.23)	0.13	(0.36)	—
Total Return Bond Fund Institutional Class
Year ended 05/31/02	9.81	0.53	0.08	0.61	(0.55)	(0.03)
Year ended 05/31/03	9.84	0.44	0.39	0.83	(0.48)	—
Year ended 05/31/04	10.19	0.35	(0.33)	0.02	(0.42)	(0.05)
Year ended 05/31/05	9.74	0.39	0.27	0.66	(0.42)	(0.06)
Year ended 05/31/06	9.92	0.41	(0.44)	(0.03)	(0.43)	(0.01)
Maryland Tax-Exempt Bond Fund Institutional Class
Year ended 05/31/02	10.88	0.44	0.15	0.59	(0.44)	—
Year ended 05/31/03	11.03	0.38	0.29	0.67	(0.38)	—
Year ended 05/31/04	11.32	0.35	(0.29)	0.06	(0.35)	—
Year ended 05/31/05	11.03	0.37	0.01	0.38	(0.37)	—
Year ended 05/31/06	11.04	0.39	(0.27)	0.12	(0.39)	—
Tax-Exempt Limited Maturity Bond Fund Institutional Class
Year ended 05/31/02	10.00	0.38	0.10	0.48	(0.38)	—
Year ended 05/31/03	10.10	0.29	0.15	0.44	(0.29)	—
Year ended 05/31/04	10.25	0.21	(0.20)	0.01	(0.21)	—
Year ended 05/31/05	10.05	0.20	(0.07)	0.13	(0.20)	—
Year ended 05/31/06	9.98	0.25	(0.12)	0.13	(0.25)	—
National Tax-Exempt Bond Fund Institutional Class
Year ended 05/31/02	9.91	0.39	0.16	0.55	(0.39)	(0.21)
Year ended 05/31/03	9.86	0.34	0.25	0.59	(0.34)	(0.08)
Year ended 05/31/04	10.03	0.33	(0.32)	0.01	(0.33)	—
Year ended 05/31/05	9.71	0.34	0.01	0.35	(0.34)	—
Year ended 05/31/06	9.72	0.34	(0.24)	0.10	(0.34)	—

[1]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[2]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[1]	Portfolio Turnover[2]

$—	$(0.01)	$10.88	3.46%	$89,614	1.25%	0.71%	1.56%	76.95%
—	(0.23)	9.81	(7.75)%	124,338	1.25%	1.30%	1.81%	45.32%
—	(0.07)	12.43	27.56%	307,494	1.25%	0.66%	1.60%	91.00%
—	(0.10)	14.07	13.96%	485,899	1.27%	0.75%	1.59%	44.61%
—	(0.63)	16.36	21.27%	711,621	1.27%	1.79%	1.52%	56.48%

(0.03)	(0.59)	11.42	19.55%	44,809	1.00%	4.60%	1.07%	10.82%
(0.08)	(0.58)	11.42	5.49%	88,337	1.04%	4.39%	1.09%	14.84%
(0.05)	(0.64)	13.52	24.32%	161,877	1.04%	3.08%	1.04%	24.99%
(0.11)	(1.05)	16.16	27.84%	192,655	1.03%	2.22%	1.03%	18.49%
—	(1.30)	17.85	19.07%	200,785	1.02%	0.47%	1.02%	25.42%

—	(0.56)	10.34	4.43%	144,426	0.45%	4.60%	0.58%	46.71%
—	(0.36)	10.57	5.82%	175,294	0.49%	3.46%	0.59%	62.07%
—	(0.29)	10.31	0.29%	171,672	0.50%	2.76%	0.59%	79.96%
—	(0.32)	10.27	2.74%	165,102	0.52%	3.09%	0.58%	63.24%
—	(0.36)	10.04	1.27%	125,605	0.52%	3.51%	0.60%	39.89%

—	(0.58)	9.84	6.34%	128,717	0.45%	5.42%	0.59%	88.14%
—	(0.48)	10.19	8.68%	144,061	0.49%	4.44%	0.59%	108.44%
—	(0.47)	9.74	0.22%	135,360	0.50%	3.54%	0.61%	159.78%
—	(0.48)	9.92	6.87%	136,288	0.52%	3.97%	0.59%	68.56%
—	(0.44)	9.45	(0.29)%	147,966	0.53%	4.27%	0.60%	55.59%

—	(0.44)	11.03	5.55%	50,720	0.45%	4.05%	0.78%	17.67%
—	(0.38)	11.32	6.15%	62,090	0.49%	3.38%	0.80%	19.37%
—	(0.35)	11.03	0.57%	57,765	0.50%	3.16%	0.80%	22.74%
—	(0.37)	11.04	3.46%	56,663	0.52%	3.31%	0.81%	21.94%
—	(0.39)	10.77	1.12%	51,328	0.53%	3.59%	0.82%	25.31%

—	(0.38)	10.10	4.89%	79,238	0.45%	3.79%	0.75%	47.25%
—	(0.29)	10.25	4.36%	122,650	0.49%	2.73%	0.75%	41.77%
—	(0.21)	10.05	0.08%	142,348	0.50%	2.05%	0.73%	23.36%
—	(0.20)	9.98	1.34%	110,381	0.52%	2.03%	0.74%	20.26%
—	(0.25)	9.86	1.34%	83,198	0.52%	2.53%	0.76%	62.71%

—	(0.60)	9.86	5.81%	174,299	0.45%	3.97%	0.73%	108.13%
—	(0.42)	10.03	6.12%	170,408	0.49%	3.38%	0.72%	36.00%
—	(0.33)	9.71	0.13%	143,400	0.50%	3.37%	0.72%	20.38%
—	(0.34)	9.72	3.62%	122,151	0.52%	3.45%	0.74%	16.69%
—	(0.34)	9.48	1.03%	97,896	0.53%	3.52%	0.75%	50.88%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	$1.00	$0.0070	$—	$0.0070	$(0.0070)	$—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—
Year ended 05/31/05	1.00	0.0113	—	0.0113	(0.0113)	—
Year ended 05/31/06	1.00	0.0313	—	0.0313	(0.0313)	—
Government Money Market Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	1.00	0.0068	—	0.0068	(0.0068)	—
Year ended 05/31/04	1.00	0.0047	—	0.0047	(0.0047)	—
Year ended 05/31/05	1.00	0.0110	—	0.0110	(0.0110)	—
Year ended 05/31/06	1.00	0.0307	—	0.0307	(0.0307)	—
Tax-Exempt Money Market Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	1.00	0.0058	—	0.0058	(0.0058)	—
Year ended 05/31/04	1.00	0.0037	—	0.0037	(0.0037)	—
Year ended 05/31/05	1.00	0.0074	—	0.0074	(0.0074)	—
Year ended 05/31/06	1.00	0.0194	—	0.0194	(0.0194)	—
Growth & Income Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	13.79	0.06	1.53	1.59	(0.06)	—
Year ended 05/31/04	15.32	0.03	2.56	2.59	(0.05)	—
Year ended 05/31/05	17.86	0.07	0.97	1.04	(0.09)	—
Year ended 05/31/06	18.81	0.04	1.18	1.22	(0.05)	(0.93)
Equity Income Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	3.43	0.03	0.44	0.47	(0.03)	—
Year ended 05/31/04	3.87	0.06	0.63	0.69	(0.06)	—
Year ended 05/31/05	4.50	0.08	0.27	0.35	(0.07)	—
Year ended 05/31/06	4.78	0.07	0.26	0.33	(0.08)	—
Equity Growth Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	4.97	0.01	0.74	0.75	(0.01)	—
Year ended 05/31/04	5.71	—	0.92	0.92	0.00 [6]	—
Year ended 05/31/05	6.63	0.01	0.19	0.20	(0.02)	—
Year ended 05/31/06	6.81	(0.03)	0.09	0.06	—	—
Capital Opportunities Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	5.77	(0.02)	1.76	1.74	—	—
Year ended 05/31/04	7.51	(0.04)	1.90	1.86	—	—
Year ended 05/31/05	9.37	(0.04)	0.83	0.79	—	—
Year ended 05/31/06	10.16	(0.08)	1.81	1.73	—	(0.62)

[1]	Excludes sales charge.
[2]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
[4]	Commencement of operations.
[5]	Annualized.
[6]	Amount rounds to less than $0.005.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return[1]	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[2]	Portfolio Turnover[3]

$—	$(0.0070)	$1.00	0.70%	$830	0.38%[5]	0.94%[5]	0.94%[5]	n/a
—	(0.0050)	1.00	0.50%	82,792	0.86%	0.21%	0.95%	n/a
—	(0.0113)	1.00	1.14%	86,699	0.90%	1.13%	0.94%	n/a
—	(0.0313)	1.00	3.18%	127,843	0.90%	3.19%	0.94%	n/a

—	(0.0068)	1.00	0.68%	448	0.38%[5]	0.87%[5]	0.95%[5]	n/a
—	(0.0047)	1.00	0.47%	2,814	0.74%	0.31%	0.94%	n/a
—	(0.0110)	1.00	1.11%	1,550	0.90%	0.98%	0.94%	n/a
—	(0.0307)	1.00	3.11%	1,057	0.90%	2.97%	0.95%	n/a

—	(0.0058)	1.00	0.59%	2,354	0.38%[5]	0.83%[5]	0.95%[5]	n/a
—	(0.0037)	1.00	0.37%	7,369	0.68%	0.28%	0.95%	n/a
—	(0.0074)	1.00	0.74%	12,305	0.90%	0.75%	0.96%	n/a
—	(0.0194)	1.00	1.95%	4,771	0.90%	1.90%	0.97%	n/a

—	(0.06)	15.32	11.56%	1,023	1.25%[5]	0.47%[5]	1.31%[5]	40.90%
—	(0.05)	17.86	16.96%	4,448	1.25%	0.11%	1.30%	38.63%
—	(0.09)	18.81	5.84%	6,292	1.28%	0.37%	1.30%	32.10%
—	(0.98)	19.05	6.38%	8,806	1.27%	0.25%	1.30%	64.68%

—	(0.03)	3.87	13.74%	33	1.25%[5]	1.60%[5]	1.40%[5]	32.17%
—	(0.06)	4.50	18.06%	298	1.25%	1.55%	1.35%	37.87%
—	(0.07)	4.78	7.87%	378	1.28%	1.73%	1.35%	26.98%
—	(0.08)	5.03	6.93%	957	1.27%	1.43%	1.34%	68.75%

—	(0.01)	5.71	15.06%	22	1.25%[5]	0.08%[5]	1.62%[5]	40.69%
—	0.00[6]	6.63	16.21%	152	1.25%	(0.25)%	1.49%	49.41%
—	(0.02)	6.81	2.97%	270	1.28%	0.02%	1.51%	49.81%
—	—	6.87	0.88%	364	1.27%	(0.37)%	1.47%	72.12%

—	—	7.51	30.16%	106	1.75%[5]	(0.94)%[5]	2.17%[5]	98.94%
—	—	9.37	24.77%	894	1.75%	(0.94)%	2.06%	69.23%
—	—	10.16	8.43%	1,368	1.78%	(0.95)%	2.03%	56.09%
—	(0.62)	11.27	17.32%	1,950	1.77%	(0.83)%	2.01%	52.91%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
International Equity Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	$8.94	$0.12	$0.87	$0.99	$(0.14)	$—
Year ended 05/31/04	9.79	0.09	2.54	2.63	(0.04)	—
Year ended 05/31/05	12.38	0.11	1.54	1.65	(0.05)	—
Year ended 05/31/06	13.98	0.16	2.67	2.83	(0.08)	(0.52)
Diversified Real Estate Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	10.72	0.36	0.73	1.09	(0.42)	—
Year ended 05/31/04	11.39	0.34	2.34	2.68	(0.52)	(0.06)
Year ended 05/31/05	13.46	0.30	3.29	3.59	(0.40)	(0.47)
Year ended 05/31/06	16.07	(0.04)	2.93	2.89	(0.45)	(0.76)
Limited Maturity Bond Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	10.46	0.20	0.10	0.30	(0.20)	—
Year ended 05/31/04	10.56	0.24	(0.25)	(0.01)	(0.24)	—
Year ended 05/31/05	10.31	0.27	(0.05)	0.22	(0.27)	—
Year ended 05/31/06	10.26	0.31	(0.22)	0.09	(0.31)	—
Total Return Bond Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	9.95	0.26	0.26	0.52	(0.28)	—
Year ended 05/31/04	10.19	0.35	(0.38)	(0.03)	(0.37)	(0.05)
Year ended 05/31/05	9.74	0.34	0.27	0.61	(0.37)	(0.06)
Year ended 05/31/06	9.92	0.37	(0.45)	(0.08)	(0.38)	(0.01)
Maryland Tax-Exempt Bond Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	11.31	0.21	0.01	0.22	(0.21)	—
Year ended 05/31/04	11.32	0.30	(0.29)	0.01	(0.30)	—
Year ended 05/31/05	11.03	0.31	0.01	0.32	(0.31)	—
Year ended 05/31/06	11.04	0.34	(0.27)	0.07	(0.34)	—
Tax-Exempt Limited Maturity Bond Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	10.25	0.14	—	0.14	(0.14)	—
Year ended 05/31/04	10.25	0.16	(0.20)	(0.04)	(0.16)	—
Year ended 05/31/05	10.05	0.15	(0.07)	0.08	(0.15)	—
Year ended 05/31/06	9.98	0.20	(0.12)	0.08	(0.20)	—
National Tax-Exempt Bond Fund Class A Shares
For Period 9/30/02[4] to 05/31/03	10.14	0.19	(0.03)	0.16	(0.19)	(0.08)
Year ended 05/31/04	10.03	0.28	(0.30)	(0.02)	(0.28)	—
Year ended 05/31/05	9.73	0.29	0.01	0.30	(0.29)	—
Year ended 05/31/06	9.74	0.29	(0.24)	0.05	(0.29)	—

[1]	Excludes sales charge.
[2]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
[4]	Commencement of operations.
[5]	Annualized.
[6]	Amount rounds to less than $0.005.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return[1]	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[2]	Portfolio Turnover[3]

$—	$(0.14)	$9.79	11.10%	$70	1.75%[5]	1.67%[5]	2.61%[5]	45.32%
—	(0.04)	12.38	26.99%	1,079	1.75%	0.76%	2.10%	91.00%
—	(0.05)	13.98	13.35%	2,007	1.77%	1.00%	2.09%	44.61%
—	(0.60)	16.21	20.62%	4,071	1.77%	1.57%	2.02%	56.48%

—	(0.42)	11.39	10.54%	194	1.55%[5]	0.92%[5]	1.64%[5]	14.84%
(0.03)	(0.61)	13.46	23.82%	1,109	1.54%	1.71%	1.54%	24.99%
(0.11)	(0.98)	16.07	27.14%	2,012	1.53%	1.42%	1.53%	18.49%
—	(1.21)	17.75	18.50%	3,023	1.52%	(0.04)%	1.52%	25.42%

—	(0.20)	10.56	2.84%	262	1.00%[5]	2.64%[5]	1.10%[5]	62.07%
—	(0.24)	10.31	(0.11)%	2,506	1.00%	2.27%	1.09%	79.96%
—	(0.27)	10.26	2.13%	2,681	1.03%	2.59%	1.08%	63.24%
—	(0.31)	10.04	0.86%	3,800	1.02%	3.06%	1.10%	39.89%

—	(0.28)	10.19	5.32%	85	1.00%[5]	3.45%[5]	1.11%[5]	108.44%
—	(0.42)	9.74	(0.28)%	871	1.00%	3.18%	1.11%	159.78%
—	(0.43)	9.92	6.34%	768	1.02%	3.45%	1.09%	68.56%
—	(0.39)	9.45	(0.79)%	1,091	1.03%	3.79%	1.10%	55.59%

—	(0.21)	11.32	1.95%	827	1.00%[5]	2.71%[5]	1.39%[5]	19.37%
—	(0.30)	11.03	0.08%	1,258	1.00%	2.67%	1.30%	22.74%
—	(0.31)	11.04	2.94%	852	1.02%	2.81%	1.31%	21.94%
—	(0.34)	10.77	0.62%	1,001	1.03%	3.11%	1.32%	25.31%

—	(0.14)	10.25	1.33%	557	1.00%[5]	1.78%[5]	1.33%[5]	41.77%
—	(0.16)	10.05	(0.42)%	496	1.00%	1.55%	1.23%	23.36%
—	(0.15)	9.98	0.84%	411	1.02%	1.53%	1.24%	20.26%
—	(0.20)	9.86	0.84%	650	1.03%	2.05%	1.26%	62.71%

—	(0.27)	10.03	1.67%	35	1.00%[5]	2.82%[5]	1.23%[5]	36.00%
—	(0.28)	9.73	(0.16)%	281	1.00%	2.92%	1.22%	20.38%
—	(0.29)	9.74	3.09%	276	1.02%	2.95%	1.24%	16.69%
—	(0.29)	9.50	0.53%	767	1.03%	3.04%	1.25%	50.88%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	$1.00	$0.0071	$—	$0.0071	$(0.0071)	$—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—
Year ended 05/31/05	1.00	0.0113	—	0.0113	(0.0113)	—
Year ended 05/31/06	1.00	0.0313	—	0.0313	(0.0313)	—
Government Money Market Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	1.00	0.0073	—	0.0073	(0.0073)	—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—
Year ended 05/31/05	1.00	0.0114	—	0.0114	(0.0114)	—
Year ended 05/31/06	1.00	0.0313	—	0.0313	(0.0313)	—
Tax Exempt Money Market Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	1.00	0.0056	—	0.0056	(0.0056)	—
Year ended 05/31/04	1.00	0.0045	—	0.0045	(0.0045)	—
Year ended 05/31/05	1.00	0.0077	—	0.0077	(0.0077)	—
Year ended 05/31/06	1.00	0.0194	—	0.0194	(0.0194)	—
Growth & Income Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	13.79	0.04	1.49	1.53	(0.04)	—
Year ended 05/31/04	15.28	(0.04)	2.54	2.50	(0.02)	—
Year ended 05/31/05	17.76	(0.01)	0.95	0.94	(0.07)	—
Year ended 05/31/06	18.63	(0.05)	1.16	1.11	— [6]	(0.93)
Equity Income Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	3.43	0.03	0.44	0.47	(0.02)	—
Year ended 05/31/04	3.88	0.05	0.63	0.68	(0.05)	—
Year ended 05/31/05	4.51	0.06	0.27	0.33	(0.05)	—
Year ended 05/31/06	4.79	0.04	0.26	0.30	(0.05)	—
Equity Growth Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	4.97	—	0.72	0.72	—	—
Year ended 05/31/04	5.69	(0.06)	0.97	0.91	(0.01)	—
Year ended 05/31/05	6.59	0.01	0.14	0.15	— [6]	—
Year ended 05/31/06	6.74	(0.07)	0.10	0.03	—	—
Capital Opportunities Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	5.77	(0.02)	1.72	1.70	—	—
Year ended 05/31/04	7.47	(0.08)	1.89	1.81	—	—
Year ended 05/31/05	9.28	(0.11)	0.84	0.73	—	—
Year ended 05/31/06	10.01	(0.14)	1.78	1.64	—	(0.62)

[1]	Excludes sales charge.
[2]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
[4]	Commencement of operations.
[5]	Annualized.
[6]	Amount rounds to less than $0.005.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return[1]	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[2]	Portfolio Turnover[3]

$—	$(0.0071)	$1.00	0.72%	$84	0.38%[5]	0.88%[5]	1.45%[5]	n/a
—	(0.0050)	1.00	0.50%	475	0.59%	0.48%	1.45%	n/a
—	(0.0113)	1.00	1.14%	1,321	0.90%	1.27%	1.44%	n/a
—	(0.0313)	1.00	3.18%	669	0.90%	3.08%	1.44%	n/a

—	(0.0073)	1.00	0.74%	1	0.38%[5]	1.05%[5]	1.50%[5]	n/a
—	(0.0050)	1.00	0.50%	3	0.47%	0.40%	1.44%	n/a
—	(0.0114)	1.00	1.14%	3	0.86%	1.14%	1.34%	n/a
—	(0.0313)	1.00	3.17%	3	0.84%	3.13%	1.31%	n/a

—	(0.0056)	1.00	0.56%	1	0.38%[5]	0.90%[5]	1.52%[5]	n/a
—	(0.0045)	1.00	0.45%	1	0.43%	0.45%	1.45%	n/a
—	(0.0077)	1.00	0.78%	2	0.90%	0.85%	1.42%	n/a
—	(0.0194)	1.00	1.96%	2	0.90%	1.89%	1.35%	n/a

—	(0.04)	15.28	11.12%	412	1.75%[5]	0.07%[5]	1.80%[5]	40.90%
—	(0.02)	17.76	16.39%	2,267	1.75%	(0.42)%	1.80%	38.63%
—	(0.07)	18.63	5.29%	2,862	1.77%	(0.13)%	1.80%	32.10%
—	(0.93)	18.81	5.84%	3,371	1.77%	(0.25)%	1.80%	64.68%

—	(0.02)	3.88	13.71%	1	1.75%[5]	1.01%[5]	1.81%[5]	32.17%
—	(0.05)	4.51	17.52%	57	1.75%	1.60%	1.85%	37.87%
—	(0.05)	4.79	7.39%	36	1.77%	1.17%	1.85%	26.98%
—	(0.05)	5.04	6.35%	38	1.77%	0.90%	1.84%	68.75%

—	—	5.69	14.50%	8	1.75%[5]	(0.72)%[5]	2.81%[5]	40.69%
—	(0.01)	6.59	15.93%	9	1.75%	(0.78)%	1.99%	49.41%
—	—[6]	6.74	2.30%	16	1.78%	(0.38)%	2.01%	49.81%
—	—	6.77	0.45%	16	1.77%	(0.88)%	1.98%	72.12%

—	—	7.47	29.46%	33	2.25%[5]	(1.40)%[5]	2.70%[5]	98.94%
—	—	9.28	24.23%	452	2.25%	(1.40)%	2.56%	69.23%
—	—	10.01	7.87%	659	2.28%	(1.38)%	2.54%	56.09%
—	(0.62)	11.03	16.67%	815	2.27%	(1.33)%	2.51%	52.91%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
International Equity Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	$8.94	$0.14	$0.80	$0.94	$(0.12)	$—
Year ended 05/31/04	9.76	0.01	2.55	2.56	(0.04)	—
Year ended 05/31/05	12.28	0.05	1.55	1.60	(0.01)	—
Year ended 05/31/06	13.87	0.11	2.62	2.73	(0.04)	(0.52)
Diversified Real Estate Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	10.72	0.33	0.73	1.06	(0.41)	—
Year ended 05/31/04	11.37	0.29	2.30	2.59	(0.46)	(0.06)
Year ended 05/31/05	13.40	0.18	3.34	3.52	(0.31)	(0.47)
Year ended 05/31/06	16.03	(0.12)	2.92	2.80	(0.36)	(0.76)
Limited Maturity Bond Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	10.46	0.16	0.09	0.25	(0.16)	—
Year ended 05/31/04	10.55	0.19	(0.24)	(0.05)	(0.19)	—
Year ended 05/31/05	10.31	0.22	(0.05)	0.17	(0.22)	—
Year ended 05/31/06	10.26	0.26	(0.23)	0.03	(0.26)	—
Total Return Bond Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	9.95	0.24	0.25	0.49	(0.25)	—
Year ended 05/31/04	10.19	0.28	(0.36)	(0.08)	(0.32)	(0.05)
Year ended 05/31/05	9.74	0.29	0.27	0.56	(0.32)	(0.06)
Year ended 05/31/06	9.92	0.31	(0.45)	(0.14)	(0.33)	(0.01)
Maryland Tax-Exempt Bond Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	11.31	0.17	0.01	0.18	(0.17)	—
Year ended 05/31/04	11.32	0.24	(0.29)	(0.05)	(0.24)	—
Year ended 05/31/05	11.03	0.26	0.01	0.27	(0.26)	—
Year ended 05/31/06	11.04	0.28	(0.27)	0.01	(0.28)	—
Tax-Exempt Limited Maturity Bond Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	10.25	0.10	—	0.10	(0.10)	—
Year ended 05/31/04	10.25	0.11	(0.20)	(0.09)	(0.11)	—
Year ended 05/31/05	10.05	0.10	(0.07)	0.03	(0.10)	—
Year ended 05/31/06	9.98	0.15	(0.12)	0.03	(0.15)	—
National Tax-Exempt Bond Fund Class C Shares
For Period 9/30/02[4] to 05/31/03	10.14	0.16	(0.02)	0.14	(0.16)	(0.08)
Year ended 05/31/04	10.04	0.24	(0.33)	(0.09)	(0.24)	—
Year ended 05/31/05	9.71	0.24	0.01	0.25	(0.24)	—
Year ended 05/31/06	9.72	0.24	(0.24)	0.00	(0.24)	—

[1]	Excludes sales charge.
[2]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
[4]	Commencement of operations.
[5]	Annualized.
[6]	Amount rounds to less than $0.005.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return[1]	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[2]	Portfolio Turnover[3]

$—	$(0.12)	$9.76	10.53%	$37	2.25%[5]	2.53%[5]	3.00%[5]	45.32%
—	(0.04)	12.28	26.39%	480	2.25%	0.45%	2.60%	91.00%
—	(0.01)	13.87	12.92%	655	2.27%	0.32%	2.59%	44.61%
—	(0.56)	16.04	20.09%	1,100	2.25%	0.74%	2.50%	56.48%

—	(0.41)	11.37	10.25%	155	2.05%[5]	1.04%[5]	2.14%[5]	14.84%
(0.04)	(0.56)	13.40	23.04%	711	2.04%	1.82%	2.04%	24.99%
(0.11)	(0.89)	16.03	26.62%	860	2.03%	0.91%	2.03%	18.49%
—	(1.12)	17.71	17.93%	991	2.02%	(0.54)%	2.02%	25.42%

—	(0.16)	10.55	2.41%	155	1.50%[5]	2.03%[5]	1.63%[5]	62.07%
—	(0.19)	10.31	(0.52)%	1,035	1.50%	1.76%	1.59%	79.96%
—	(0.22)	10.26	1.62%	1,103	1.53%	2.10%	1.58%	63.24%
—	(0.26)	10.03	0.26%	930	1.52%	2.52%	1.60%	39.89%

—	(0.25)	10.19	5.03%	76	1.50%[5]	2.65%[5]	1.63%[5]	108.44%
—	(0.37)	9.74	(0.79)%	332	1.50%	2.63%	1.61%	159.78%
—	(0.38)	9.92	5.81%	595	1.53%	2.98%	1.59%	68.56%
—	(0.34)	9.44	(1.38)%	549	1.53%	3.23%	1.60%	55.59%

—	(0.17)	11.32	1.59%	52	1.50%[5]	2.21%[5]	1.83%[5]	19.37%
—	(0.24)	11.03	(0.43)%	240	1.50%	2.19%	1.80%	22.74%
—	(0.26)	11.04	2.43%	218	1.52%	2.31%	1.81%	21.94%
—	(0.28)	10.77	0.12%	153	1.52%	2.59%	1.82%	25.31%

—	(0.10)	10.25	0.98%	1	1.50%[5]	1.51%[5]	1.91%[5]	41.77%
—	(0.11)	10.05	(0.91)%	123	1.50%	1.06%	1.73%	23.36%
—	(0.10)	9.98	0.33%	106	1.53%	1.03%	1.74%	20.26%
—	(0.15)	9.86	0.33%	105	1.53%	1.54%	1.76%	62.71%

—	(0.24)	10.04	1.43%	52	1.50%[5]	2.31%[5]	1.73%[5]	36.00%
—	(0.24)	9.71	(0.96)%	172	1.50%	2.41%	1.72%	20.38%
—	(0.24)	9.72	2.59%	177	1.53%	2.45%	1.74%	16.69%
—	(0.24)	9.48	0.03%	151	1.53%	2.52%	1.75%	50.88%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Notes to Financial Statements

1.	SIGNIFICANT ACCOUNTING POLICIES

Mercantile Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company authorize the Board of Directors to issue up to twenty billion shares, having a par value of $.001 per share. The Company is a series mutual fund which currently issues shares of common stock representing interests in fourteen investment portfolios: the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (the “Equity Funds”), and the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds,” individually, the “Fund”).

Each Fund is authorized to issue three classes of shares: Institutional Class Shares, Class A Shares and Class C Shares. Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class C Shares of each Fund are subject to a contingent deferred sales charge of 1.00%, and (iii) Class A Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The price of each share class of each Fund is calculated as of the close of trading on the New York Stock Exchange. Similarly, the financial statements are prepared as of the close of trading on the New York Stock Exchange on May 31, 2006. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A)	Security Valuation: Investment securities held by the Money Market Funds are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company’s Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values. The Board of Directors of the Company has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations no longer represent the fair value of the foreign securities held by the International Equity Fund and may require fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining such fair value prices, the International Equity Fund utilizes data furnished by an independent pricing service. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and ask prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

Short-term investments with maturities of 60 days or less are valued at amortized cost; which approximates fair value. The net asset value per share of the Equity Funds and Bond Funds will fluctuate as the values of their respective investment portfolios change.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

B)	Security Transactions and Investment Income: Security transactions are accounted for on the trade date on financial reporting dates. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes using the effective interest method. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general expenses of the Company are allocated among the Funds based on relative net assets or another reasonable basis. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of the Money Market Funds and Bond Funds; are declared and paid quarterly to shareholders of the Growth & Income Fund, Equity Income Fund and Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of the International Equity Fund and Equity Growth Fund; and are declared and paid annually to shareholders of the Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Funds. Each Fund intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax resolutions.

D)	Repurchase Agreements: Each Fund, except the Tax-Exempt Money Market Fund, the Tax-Exempt Limited Maturity Bond Fund, the Maryland Tax-Exempt Bond Fund, and the National Tax-Exempt Bond Fund, may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. In the case of the Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value greater than or equal to 102% of the repurchase agreement.

E)	Foreign Securities: Investing in foreign securities is subject to certain risks such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards. The International Equity Fund is subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains realized upon disposition of certain foreign securities held by the International Equity Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. As applicable, the International Equity Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

F)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G)	Forward Foreign Currency Contracts: The International Equity Fund may enter into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

H)

Forward Interest Rate Swap Contracts:    The Bond Funds may enter into forward interest rate swap contracts in order to hedge their exposure to changes in interest rates on their debt portfolio holdings. All commitments are

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

valued daily at the applicable interest rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included as gain or loss in the Statements of Operations. Such contracts, which protect the value of the Fund’s investment securities against an increase in interest rates, do not eliminate fluctuations in the underlying prices of the securities, but their characteristics are such that a contract’s price tends to move in the opposite direction of the underlying bonds in the portfolio. Also, although such contracts tend to minimize the risk of loss due to an increase in interest rates, at the same time they tend to limit any potential gain that might be realized should interest rates decrease.

I)	Interest Rate Swap Agreements: The Bond Funds may invest in interest rate swap agreements for the purpose of hedging against changes in interest rates. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are valued daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gains or losses. Entering into interest rate swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates.

J)	Securities Lending: Pursuant to an agreement with Credit Suisse First Boston, New York Branch, each Fund except the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund lends its portfolio securities to approved brokers, dealers or other financial institutions to earn additional income. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% (105% for the International Equity Fund) of the value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with securities lending is invested in certain high quality, liquid investments. Although the collateral mitigates risk; securities lending presents risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. The Company has the right under the securities lending agreement to recover the securities from the borrower on demand.

At May 31, 2006, the cash collateral received by the Funds was pooled and invested in the following securities. Each of the Funds participating in securities lending at that date owned a pro-rata portion of the securities listed below.

	Par	Value
Saturn Ventures Asset-Backed Security, 5.13%, 8/07/2006	$20,000,000	$20,000,000
TIAA Real Estate CDO Ltd., 2003-1X A1MM Asset-Backed Security, 5.12%, 3/28/2007	19,274,737	19,274,737
Cheyne High Grade ABS CD, Ltd., 2005-1A Asset-Backed Security, 5.18%, 11/10/2006	17,500,000	17,500,000
Whitehawk CDO Funding Asset-Backed Security, 4.93%, 9/15/2006	10,000,000	10,000,000
Altamira Funding LLC Commercial Paper, 5.14%, 6/5/2006	616,000	615,650
Altius I Funding Corp Commercial Paper, 5.09%, 6/23/2006	20,000,000	19,938,033
Brahms Funding Corp Commercial Paper, 5.05%, 6/1/2006	20,000,000	20,000,000
Elysian Funding LLC Commercial Paper, 5.12%, 6/5/2006	20,000,000	19,988,667
Harwood Street Funding II Commercial Paper, 5.07%, 6/13/2006	30,000,000	29,949,401
Main Street Warehouse Funding Commercial Paper, 5.08%, 6/5/2006	25,000,000	24,985,944
Mica Funding LLC Commercial Paper, 5.08%, 6/19/2006	19,500,000	19,450,665
Ocala Funding LLC Commercial Paper, 5.08%, 6/19/2006	20,000,000	19,949,600
Transamerica Secured Liquidity Notes, 5.18%, 7/6/2006	15,000,000	14,924,896
Allstate Life Glob FD II, 5.10%, 6/15/2007	4,000,000	4,000,000
American General, 5.11%, 6/15/2007	10,000,000	10,000,000
Bear Stearns, 5.09%, 6/15/2007	22,000,000	22,000,000
Genworth Financial, 5.12%, 6/15/2007	10,000,000	10,000,000
Irish Life, 5.10%, 6/21/2007	7,000,000	6,999,476
Islands Bank, 5.13%, 3/22/2007	25,000,000	25,000,000
Jackson National Life, 5.02%, 5/2/2007	10,000,000	10,000,000
Kaupthing, 5.14%, 3/20/2007	20,000,000	20,000,000
Natexis Banques Pop, 5.06%, 6/15/2007	20,000,000	19,997,369

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

	Par	Value
Northern Rock, 5.08%, 7/3/2007	$12,000,000	$12,000,000
SLM, 5.08%, 6/15/2007	20,000,000	20,000,000
CIT Group, 5.38%, 8/31/2006	10,000,000	10,003,323
Dekabank, 5.10%, 5/18/2007	15,000,000	14,998,596
Lehman Brothers, Inc. Repurchase Agreement, dated 5/31/2006 to be repurchased at $37,040,164, fully collateralized by U.S. Government Agency obligations, 5.02%, 6/1/2006	37,035,000	37,035,000
Barclays Capital Markets Repurchase Agreement, dated 5/31/2006 to be repurchased at $76,614,661, fully collateralized by U.S. Government Agency obligations, 5.01%, 6/1/2006	76,604,000	76,604,000

K)	Investing in the securities of companies principally engaged in the real estate business is subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

L)	The net asset value per share of the Capital Opportunities Fund could fluctuate in price more than most Funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

M)	The Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Certain investments owned by the Funds (primarily the Tax-Exempt Money Market Fund, the Maryland Tax-Exempt Bond Fund, the Tax-Exempt Limited Maturity Bond Fund and the National Tax-Exempt Bond Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or (for the Tax-Exempt Money Market Fund) may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares.

N)	In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

Mercantile Capital Advisors, Inc. (“Mercantile”), a wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company, provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. For its services as advisor, Mercantile receives an advisory fee computed daily (as a percentage of average daily net assets) and payable monthly at an annual rate of:

Fund	Advisory Fee on net assets up to $1 billion	Advisory Fee on net assets over $1 billion
Prime Money Market Fund	.25%	.20%
Government Money Market Fund	.25%	.20%
Tax-Exempt Money Market Fund	.25%	.20%
Growth & Income Fund	.60%	.40%
Equity Income Fund	.60%	.40%
Equity Growth Fund	.60%	.40%
Capital Opportunities Fund	1.30%	1.20%
International Equity Fund	1.22%	0.90%
Diversified Real Estate Fund	.80%	.60%
Limited Maturity Bond Fund	.35%	.20%
Total Return Bond Fund	.35%	.20%
Maryland Tax-Exempt Bond Fund	.50%	.25%
Tax-Exempt Limited Maturity Bond Fund	.50%	.25%
National Tax-Exempt Bond Fund	.50%	.25%

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

Mercantile pays sub-advisory fees for the following Funds to:

Sub-Advisor	Fund		Sub-Advisory Fee
Morgan Stanley Investment Management, Ltd.	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $25 million On the second $25 million On the third $25 million On average net assets in excess of $75 million
Julius Baer Investment Management, LLC	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $20 million On the second $20 million On the next $60 million On average net assets in excess of $100 million
Delaware Management Company	Capital Opportunities Fund	0.70% 0.60% 0.50% 0.45%	On average net assets up to $100 million On the next $150 million On the next $250 million On average net assets in excess of $500 million
Boyd Watterson Asset Management, LLC (a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company)*	Limited Maturity Bond Fund	0.20% 0.30% 0.17%	On average net assets up to $140,403,000 On average net assets greater than $140,403,000 and up to $1 billion On average net assets in excess of $1 billion
	Total Return Bond Fund	0.20% 0.30% 0.17%	On average net assets up to $144,344,000 On average net assets greater than $144,344,000 and up to $1 billion On average net assets greater than $1 billion

*	The fees shall be waived proportionally subject to any management fee waivers that Mercantile has voluntarily made in order to maintain annual fees and expenses for the Funds at a certain level.

For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of 0.125% of the average daily net assets of each Fund. Mercantile pays sub-administration fees to BISYS Fund Services Ohio, Inc., an affiliate of the Company’s distributor. Mercantile may, at its discretion, voluntarily waive a portion of its advisory or administrative fees for any Fund or reimburse any Fund’s expenses. The waivers and reimbursements may be terminated at any time at the option of Mercantile. As set forth in each Fund’s prospectus, Mercantile may seek reimbursement from a Fund for such waived or reimbursed amounts, subject to Board approval. For the current fiscal year ended, Mercantile did not seek reimbursement from any Fund for any waived or reimbursed amounts.

Shares in each Fund are sold on a continuous basis by the Company’s distributor, Mercantile Investment Services, Inc, (the “Distributor”), an affiliate of BISYS Fund Services Inc. The Distributor receives no fee for these services. The Funds pay BISYS Fund Services Ohio, Inc., an affiliate of the Distributor, fees for fund accounting, blue sky and transfer agent services provided to the Funds.

The Company has adopted separate Distribution and Services Plans with respect to Class A Shares and Class C Shares of the Funds. Pursuant to the Distribution and Services Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares or Class C Shares, as the case may be. Under the Distribution and Services Plans, payments for distribution services and expenses may not exceed 0.25% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares owned of record or beneficially by customers of service organizations. For the fiscal year ended May 31, 2006, Mercantile Investment Services, Inc. waived distribution fees on the Prime Money Market Fund, the Government Money Market Fund, and the Tax-Exempt Money Market Fund and did not seek reimbursement.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

Each director of the Company receives from the Company an annual fee of $20,000, and a fee of $2,000 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended, and is reimbursed for all out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board of Directors receives an additional fee of $10,000 for his services in this capacity.

3.	FORWARD FOREIGN CURRENCY CONTRACTS

A summary of forward foreign currency contracts in the International Equity Fund which were outstanding at May 31, 2006 is as follows:

Settlement Dates	Sell	Buy	Net Unrealized Appreciation/ (Depreciation)
06/02/2006	EUR 27,188	USD 35,372	$538
07/24/2006	NZD 5,800,000	JPY 422,315,400	$108,211
07/24/2006	JPY 115,258,300	NZD 1,700,000	$44,606
07/24/2006	JPY 87,951,500	NZD 1,300,000	$35,787
09/25/2006	USD 1,277,453	GBP 730,800	$91,895

			$281,037
06/02/2006	USD 115,626	GBP 60,773	$(1,988)
06/02/2006	USD 366,205	EUR 281,328	$(5,768)
06/05/2006	EUR 103,410	USD 131,496	$(1,036)
06/05/2006	EUR 170,118	USD 216,231	$(1,795)
06/06/2006	NOK 65,605	USD 10,700	$(96)
06/30/2006	EUR 5,676,032	USD 6,967,556	$(319,030)
07/24/2006	GBP 19,100,000	JPY 3,960,747,900	$(280,082)
08/10/2006	USD 10,048,945	JPY 1,104,831,304	$(131,334)
09/25/2006	CZK 4,218,467	USD 180,415	$(13,043)
09/25/2006	CZK 9,365,408	USD 396,507	$(32,994)
09/25/2006	CZK 13,312,135	USD 563,596	$(46,898)

			$(834,064)

Currency Legend

CZK	Czech Republic Koruna
EUR	European Union Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	U.S. Dollar

4.	SECURITIES LENDING

At May 31, 2006, the value of securities loaned and collateral was as follows:

	Value of Securities Loaned	Value of Collateral
Prime Money Market Fund	$31,230,512	$31,984,298
Government Money Market Fund	45,210,089	46,416,345
Growth & Income Fund	122,468,228	126,632,839
Equity Income Fund	11,581,694	12,015,923
Equity Growth Fund	9,875,412	10,237,310
Capital Opportunities Fund	67,777,188	70,569,794
International Equity Fund	112,527,175	118,852,838
Diversified Real Estate Fund	76,325,276	78,791,433
Limited Maturity Bond Fund	24,896,578	25,611,448
Total Return Bond Fund	13,688,289	14,103,129

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

5.	PURCHASES & SALES OF SECURITIES

For the year ended May 31, 2006, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth & Income Fund	$302,974,930	$326,729,281	$—	$—
Equity Income Fund	63,946,339	73,071,233	—	—
Equity Growth Fund	34,956,739	27,297,889	—	—
Capital Opportunities Fund	127,523,636	112,975,998	—	—
International Equity Fund	443,025,283	334,115,183	—	—
Diversified Real Estate Fund	51,997,037	73,985,271	—	—
Limited Maturity Bond Fund	58,622,821	83,905,454	36,320,571	48,551,244
Total Return Bond Fund	114,986,893	76,390,939	29,795,624	32,415,494
Maryland Tax-Exempt Bond Fund	13,349,152	13,697,415	—	—
Tax-Exempt Limited Maturity Bond Fund	61,026,825	79,460,877	—	—
National Tax-Exempt Bond Fund	52,306,203	54,689,336	—	—

6.	CAPITAL LOSS CARRYOVERS

At May 31, 2006, the following Funds had capital loss carryovers:

Expiration date 5/31	2008	2009	2010	2011	2012	2013	2014	TOTAL
Prime Money Market Fund	$—	$—	$—	$—	$—	$—	$(31)	$(31)
Government Money Market Fund	—	—	(2,291)	—	—	—	—	(2,291)
Tax-Exempt Money Market Fund	(6,309)	—	—	—	(62,963)	—	—	(69,272)
Equity Growth Fund	—	—	(817,242)	(24,006,173)	(754,088)	—	—	(25,577,503)
Limited Maturity Bond Fund	—	—	—	(730,780)	—	(66,571)	(804,061)	(1,601,412)
Maryland Tax-Exempt Bond Fund	—	—	—	—	(619,043)	—	(161,420)	(780,463)
Tax-Exempt Limited Maturity Bond Fund	—	—	—	—	(281,678)	—	(842,395)	(1,124,073)
National Tax-Exempt Bond Fund	—	—	—	—	(210,298)	—	—	(210,298)

The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.

During the year ended May 31, 2006, the following Funds utilized capital loss carryforwards to offset capital gains realized.

Equity Income Fund	$1,773,204
Equity Growth Fund	3,044,132
National Tax-Exempt Bond Fund	619,254

7.	FEDERAL INCOME TAX INFORMATION

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

The Diversified Real Estate Fund has a tax year end of December 31. Therefore, the tax character of distributions paid for January 1, 2006 through May 31, 2006 will be determined at the end of its tax year. Similarly, the tax basis components of distributable earnings are determined at the end of its tax year. The other Funds of the Company have tax year ends of May 31.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

7.	FEDERAL INCOME TAX INFORMATION — Continued

The tax character of distributions paid during the year ended May 31, 2006 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	$—	$26,934,447	$—	$—	$26,934,447
Government Money Market Fund	—	13,169,340	—	—	13,169,340
Tax-Exempt Money Market Fund	4,406,660	—	—	—	4,406,660
Growth & Income Fund	—	5,886,677	19,604,722	—	25,491,399
Equity Income Fund	—	1,884,149	—	—	1,884,149
Equity Growth Fund	—	39,444	—	—	39,444
Capital Opportunities Fund	—	1,802,111	10,497,723	—	12,299,834
International Equity Fund	—	6,098,697	18,227,605	—	24,326,302
Diversified Real Estate Fund**	—	3,764,299	11,938,970	—	15,703,269
Limited Maturity Bond Fund	—	4,949,654	—	—	4,949,654
Total Return Bond Fund	—	5,930,405	22,831	—	5,953,236
Maryland Tax-Exempt Bond Fund	1,870,840	—	—	—	1,870,840
Tax-Exempt Limited Maturity Bond Fund	2,326,627	—	—	—	2,326,626
National Tax-Exempt Bond Fund	3,624,562	—	—	—	3,624,562

**	Information for the tax year ended December 31, 2005.

The tax character of distributions paid during the year ended May 31, 2005 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	$—	$12,621,992	$—	$—	$12,621,992
Government Money Market Fund	—	6,903,697	—	—	6,903,697
Tax-Exempt Money Market Fund	2,803,993	—	—	—	2,803,993
Growth & Income Fund	—	3,706,483	—	—	3,706,483
Equity Income Fund	—	1,813,842	—	—	1,813,842
Equity Growth Fund	—	177,318	—	—	177,318
Capital Opportunities Fund	—	—	—	—	—
International Equity Fund	—	2,741,562	—	—	2,741,562
Diversified Real Estate Fund	—	5,952,842	5,628,083	1,299,096	12,880,021
Limited Maturity Bond Fund	—	5,338,284	—	—	5,338,284
Total Return Bond Fund	—	5,774,377	606,218	—	6,380,595
Maryland Tax-Exempt Bond Fund	1,946,494	—	—	—	1,946,494
Tax-Exempt Limited Maturity Bond Fund	2,610,367	—	—	—	2,610,367
National Tax-Exempt Bond Fund	4,595,231	—	—	—	4,595,231

The tax-basis components of distributable earnings at May 31, 2006 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Differences	Unrealized Appreciation (Depreciation)*	Capital Loss Carry- forwards	Post- October Loss Push	Paid-in Capital	Net Assets
Prime Money Market Fund	$2,840,973	$—	$(2,840,973)	$—	$(31)	$—	$897,617,586	$897,617,555
Government Money Market Fund	1,416,835	—	(1,416,835)	—	(2,291)	—	388,453,805	388,451,514
Tax-Exempt Money Market Fund	462,572	—	(539,476)	—	(69,272)	—	218,841,381	218,695,205
Growth & Income Fund	10,532,371	41,591,323	—	48,845,004	—	—	365,192,924	466,161,622
Equity Income Fund	333,173	9,978,443	—	11,544,901	—	—	70,015,176	91,871,693
Equity Growth Fund	41,612	—	—	2,469,942	(25,577,503)	—	65,892,160	42,826,211
Capital Opportunities Fund	—	8,744,975	—	52,645,873	—	—	172,376,853	233,767,701

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

7.	FEDERAL INCOME TAX INFORMATION — Continued

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Differences	Unrealized Appreciation (Depreciation)*	Capital Loss Carry- forwards	Post- October Loss Push	Paid-in Capital	Net Assets
International Equity Fund	$10,619,818	$13,820,314	$—	$138,699,318	$—	$—	$553,652,669	$716,792,119
Diversified Real Estate Fund**	—	28,246	—	68,821,512	—	—	130,558,787	199,408,545
Limited Maturity Bond Fund	286,275	—	(286,275)	(2,513,148)	(1,601,412)	(794,273)	135,244,343	130,335,510
Total Return Bond Fund	302,948	—	(453,856)	(3,794,406)	—	(953,389)	154,504,750	149,606,047
Maryland Tax-Exempt Bond Fund	152,353	—	(152,353)	637,248	(780,463)	—	52,625,324	52,482,109
Tax-Exempt Limited Maturity Bond Fund	194,132	—	(194,132)	(598,152)	(1,124,073)	(346,017)	86,020,779	83,952,537
National Tax-Exempt Bond Fund	307,996	—	(307,996)	1,070,457	(210,298)	—	97,954,189	98,814,348

**	Information as of tax year end of December 31, 2005.

The tax-basis components of distributable earnings at May 31, 2005 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)*	Capital Loss Carry- forwards	Post-October Loss Push	Paid-in Capital	Net Assets
Prime Money Market Fund	$—	$—	$—	$(29,550)	$—	$799,534,270	$799,504,720
Government Money Market Fund	—	—	—	(2,291)	—	385,306,032	385,303,741
Tax-Exempt Money Market Fund	—	—	—	(70,952)	—	222,545,985	222,475,033
Growth & Income Fund	708,617	4,472,303	89,713,588	—	—	370,268,172	465,162,680
Equity Income Fund	418,000	—	18,285,987	(1,773,204)	—	80,716,863	97,647,646
Equity Growth Fund	32,036	—	5,520,156	(28,621,635)	—	58,043,219	34,973,776
Capital Opportunities Fund	—	7,213,837	30,422,948	—	—	154,415,994	192,052,779
International Equity Fund	3,766,875	4,852,892	65,833,686	—	(2,940,534)	417,048,091	488,561,010
Diversified Real Estate Fund	817,292	1,741,082	61,252,554	—	—	131,716,110	195,527,038
Limited Maturity Bond Fund	—	—	(311,033)	(797,351)	(431,349)	170,426,073	168,886,340
Total Return Bond Fund	—	—	2,045,523	—	(20,182)	135,626,104	137,651,445
Maryland Tax-Exempt Bond Fund	—	—	2,086,999	(619,043)	(217,157)	56,482,085	57,732,884
Tax-Exempt Limited Maturity Bond Fund	—	—	(181,387)	(281,678)	(442,168)	111,803,544	110,898,311
National Tax-Exempt Bond Fund	—	—	4,515,389	(829,552)	—	118,918,256	122,604,093

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

Mercantile Funds, Inc.

Notes to Financial Statements — Concluded

7.	FEDERAL INCOME TAX INFORMATION — Continued

Temporary differences are not adjusted for financial reporting purposes; however, permanent differences are reclassified in the capital and undistributed accounts. For the year ended May 31, 2006, the Funds recorded the following permanent reclassifications. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Fund	Undistributed net investment income	Undistributed net realized gain	Paid-in-Capital	Adjustment due to
Prime Money Market Fund	$—	$29,550	$(29,550)	Expiring capital loss carryforward
Tax-Exempt Money Market Fund	—	1,680	(1,680)	Expiring capital loss carryforward
Capital Opportunities Fund	749,666	(749,666)	—	Tax operating loss, REITs adjustments
International Equity Fund	(7,846,156)	7,846,156	—	Currency reclass
Diversified Real Estate Fund	(6,763,850)	6,763,850	—	REITs adjustments
Limited Maturity Bond Fund	2,213	(2,213)	—	Paydown reclass
Total Return Bond Fund	106,371	(106,371)	—	Paydown reclass, Distribution reclass

8.	LINE OF CREDIT

The Company has established a line of credit with the Funds’ custodian, Fifth Third Bank. The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets, that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus 0.50% per annum. At May 31, 2006, the Funds had no outstanding borrowings under the line of credit. During the year ended May 31, 2006, the following Funds borrowed amounts and paid interest as noted in the table below.

	Range of Borrowings	Interest Paid	Weighted Average Interest Rate
Government Money Market Fund	$3,096,614	$305	3.55%
Growth & Income Fund	$244,788—$4,670,708	$2,781	4.56%
Equity Income Fund	$150,979—$1,266,758	$850	4.32%
Equity Growth Fund	$268,823	$34	4.50%
Capital Opportunities Fund	$100,647—$1,628,974	$2,323	4.82%
International Equity Fund	$112,406—$2,086,460	$4,908	4.75%
Diversified Real Estate Fund	$118,598—$2,702,567	$1,978	5.24%
Limited Maturity Bond Fund	$100,489—$ 962,538	$975	4.64%

9.	CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

PricewaterhouseCoopers LLP (PwC) was terminated as the independent registered public accounting firm of the Company effective August 19, 2005. The decision to change the independent registered public accounting firm of the Company was approved by the Company’s Board of Directors and Audit Committee. The report of PwC on the Company’s financial statements for fiscal year ended May 31, 2005 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended May 31, 2005, and through August 19, 2005: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such years; and (ii) there were no reportable events as defined by Item 304(a)(l)(v) of Regulation S-K.

On August 19, 2005, the Company’s Board of Directors and Audit Committee approved the engagement of Deloitte & Touche LLP as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending May 31, 2006.

10.	OTHER FEDERAL TAX INFORMATION (UNAUDITED)

For the period ended May 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

10.	OTHER FEDERAL TAX INFORMATION (UNAUDITED) — Continued

The International Equity Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders must report their gross income dividends and distributions in a federal tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended May 31, 2006, the Fund intends on passing through $1,545,790 of ordinary income distributions as a foreign tax credit based on foreign source income of $9,731,637.

For the period ended May 31, 2006, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Growth & Income Fund	$2,984,828
Equity Income Fund	1,884,149
Equity Growth Fund	39,444
Capital Opportunities Fund	1,529,949
International Equity Fund	7,644,488
Diversified Real Estate Fund*	182,071

For the taxable year ended May 31, 2006, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Growth & Income Fund	51%
Equity Income Fund	100%
Equity Growth Fund	100%
Capital Opportunities Fund	85%
Diversified Real Estate Fund*	5%

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Growth & Income Fund	$19,604,722
Total Return Bond Fund	22,831
Capital Opportunities Fund	10,497,723
International Equity Fund	18,227,605
Diversified Real Estate Fund*	11,938,970

*	Information for the tax year ended December 31, 2005.

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements

(Unaudited)

At a meeting held on May 19, 2006, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Company’s Advisory Agreement with Mercantile Capital Advisors, Inc. (“Mercantile”) with respect to each Fund for an additional one-year period. In voting to approve the continuation of the Advisory Agreement, the Directors considered whether the continuance would be in the best interest of the Company and the shareholders of the Funds, an evaluation based primarily on the nature and quality of the services provided by Mercantile and the overall fairness of the Advisory Agreement to the Company. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Advisory Agreement are reasonable and fair and that the continuation of the Advisory Agreement is in the best interests of the Company and the shareholders of the Funds.

In connection with such approval, the Directors considered, with the assistance of their independent counsel, their legal responsibilities and reviewed materials received from Mercantile. The materials were requested by counsel to the Directors, who is independent of Mercantile, on behalf of the Directors and contained specific information to assist in the Directors’ consideration of the Advisory Agreement. The Directors also received a memorandum from counsel to the Directors discussing the legal standards for their consideration of the proposed continuance. The Directors reviewed these materials with management of Mercantile and the Company, counsel to the Company and counsel to the Directors. The Directors also discussed the proposed continuance in an executive session with counsels, at which no representatives of Mercantile were present.

In reaching their determination to continue the Advisory Agreement, the Directors considered all factors they believed relevant, including (1) the nature, extent and quality of advisory services rendered by Mercantile; (2) a report comparing the advisory fees and total expense ratio (before and after waivers) of each Fund with its representative Lipper category; (3) a report showing (i) the overall Morningstar risk-adjusted ratings for each Fund and the investment performance of the institutional class of each non-money market fund for the one-, three-, five- and ten-year periods ended March 31, 2006 (if applicable to each Fund) with the respective Morningstar category averages, and (ii) the investment performance of each money market fund for the periods ended March 31, 2006 with the applicable money market universe average published by iMoneyNet; (4) a report on the advisory fee breakpoints of each Fund; (5) the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of shareholders; and (6) a report on Mercantile’s profitability related to providing advisory services to the Funds after taking into account (i) advisory fees, administration fees and any other benefits realized by Mercantile or any of its affiliates as a result of its role as adviser for the Funds, and (ii) the direct and indirect expenses incurred by Mercantile in providing such advisory services to the Funds. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and it is presumed that each Director attributed different weights to the various factors.

With respect to the nature, extent and quality of advisory services provided by Mercantile under the Advisory Agreement, the Directors considered the experience and staffing of the portfolio management and investment research personnel of Mercantile dedicated to performing services for the Funds. The Directors noted that significant changes had been made in Mercantile’s portfolio and investment research personnel for the equity funds. The Directors also considered Mercantile’s policies and practices regarding brokerage and allocation of portfolio transactions for the Funds and Mercantile’s compliance program. The Directors noted that each of these services provided by Mercantile draws on, and benefits from, the resources of the larger organization of Mercantile’s direct parent company, Mercantile-Safe Deposit and Trust Company. The Advisory Agreement authorizes Mercantile to employ sub-advisers to assist in the performance of any or all of the advisory services to the Funds under Mercantile’s supervision, provided that any fees or compensation payable to a sub-adviser shall be paid by Mercantile. The Directors considered Mercantile’s procedures to monitor the investment activities of the sub-advisers retained for certain of the Company’s Funds. Based on this review, the Directors concluded that Mercantile had the capabilities, resources and personnel necessary to manage the Company.

In assessing the advisory fees of each Fund, the Directors reviewed and considered the contractual advisory fee, the advisory fee after Mercantile’s waiver and the total expenses for the A, C and Institutional share classes of each Fund. The discussion below reflects the advisory fees and total expenses of the Funds’ Institutional Class compared with the advisory fees and total expenses of the Lipper average institutional class. When considering the advisory fee of each Fund, the Directors also considered that Mercantile was willing to voluntarily waive its fee and reimburse expenses if each Fund’s total expenses exceeded the amount disclosed in the prospectus.

The Directors also considered the annualized performance of each Fund in comparison to its one-, three-, five- and ten-year periods ended March 31, 2006 (if applicable to each Fund) with the respective Morningstar category averages. In addition to the performance information received by the Directors for the meeting, the Directors routinely receive detailed information for the Funds at other regular Board meetings during the year at which each Fund’s investment performance is compared to the respective Lipper and Morningstar peer groups, benchmark indices and peer groups of mutual funds with similar investment objectives individually selected by each Fund’s portfolio manager. With regard to Fund performance, the Directors considered

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

and discussed with management the program Mercantile had implemented to improve the overall portfolio management of the Funds and re-develop the infrastructure of Mercantile’s investment department in order to improve Fund performance.

Growth & Income Fund.    The Directors compared the Fund’s 0.60% annual advisory fee to fees charged to an independently-selected Lipper category of 289 large-cap core institutional or no-load mutual funds and considered that the fee was lower than the 0.64% average fee. The Directors also compared Mercantile’s annual advisory fee of 0.58% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was lower than the category’s average 0.60%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.775% was lower than the peer group average of 1.012%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the Morningstar category of large-cap blend funds for the same periods. The comparative information showed that the Fund underperformed the average performance of the peer group for the one-, three- and five-year periods, but outperformed the peer group for the ten-year period. The Directors considered the performance in the context of the change of the co-portfolio managers within the past year as well as the enhancements made by Mercantile to its overall investment process. The Directors concluded that, although the Fund’s investment performance over time was lower than the peer group average performance, the Fund’s performance had improved slightly under the new portfolio managers and the Directors retained confidence in Mercantile’s overall capabilities to manage the Fund.

Equity Income Fund.    The Directors compared the Fund’s 0.60% annual advisory fee to fees charged to an independently-selected Lipper category of 85 equity income institutional or no-load mutual funds and considered that the fee was lower than the 0.66% average fee. The Directors also compared Mercantile’s annual advisory fee of 0.52% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was lower than the category’s average 0.59%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.775% was lower then the peer group average of 0.972%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the Morningstar category of large-cap value funds for the same periods. The comparative information showed that the Fund underperformed the average performance of the peer group for the one-, three- and five-year periods. The Directors considered the performance in the context of the change of the portfolio manager within the past year as well as the enhancements made by Mercantile to its overall investment process. The Directors concluded that, although the Fund’s investment performance over time was lower than the peer group average performance, the Fund’s performance had improved slightly under the new portfolio manager and the Directors retained confidence in Mercantile’s overall capabilities to manage the Fund.

Equity Growth Fund.    The Directors compared the Fund’s 0.60% annual advisory fee to fees charged to an independently-selected Lipper category of 281 large-cap growth institutional or no-load mutual funds and considered that the fee was lower than the 0.68% average fee. The Directors also compared Mercantile’s annual advisory fee of 0.36% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was lower than the category’s average 0.60%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.776% was lower then the peer group average of 1.096%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the Morningstar category of large-cap growth funds for the same periods. The comparative information showed that the Fund underperformed the average performance of the peer group for the one-, three-, and five-year periods. As described above, the Directors considered that Mercantile has implemented enhancements that over time are expected to improve performance. The Directors concluded that, although the Fund’s investment performance was lower than the peer group average performance, Mercantile was addressing the Directors’ concerns about investment performance and the Directors retained confidence in Mercantile’s overall capabilities to manage the Fund.

Capital Opportunities Fund.    The Fund is sub-advised by Delaware Management Company (“Delaware”). The Directors compared the Fund’s 1.30% annual advisory fee to fees charged to an independently-selected Lipper category of 269 small-cap core institutional or no-load mutual funds and considered that the fee was higher than the 0.86% average fee, but significantly lower then the highest fee of 2.45%. The Directors also compared Mercantile’s annual advisory fee of 1.04% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was higher than the category’s average 0.79%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 1.278% was slightly higher than the peer group average of 1.235%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the Morningstar category of small-cap blend funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the year-to-date and five-year periods, and had only slightly underperformed the one- and three-year periods. The Directors noted the four-star overall Morningstar rating. The Directors concluded that the Fund’s performance was satisfactory.

International Equity Fund.    The Fund is sub-advised by Morgan Stanley Investment Management Limited (“Morgan Stanley”) and Julius Baer Investment Management LLC (“Julius Baer”). The Directors compared the Fund’s 1.22% annual advisory fee to fees charged to an independently-selected Lipper category of 47 international multi-cap value institutional or no-load mutual funds and considered that the fee was higher than the 0.80% average fee and slightly lower than the 1.25% maximum fee. The Directors also compared Mercantile’s annual advisory fee of 0.89% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was higher than the category’s average 0.75%, but lower than the highest fee of 1.25%. The Directors noted that the Fund’s advisory fee was higher than the median for its peer group. Mercantile attributed this to the Fund’s portfolio being actively managed by two separate sub-advisers who were in turn overseen by Mercantile. Mercantile also noted that the Fund benefited from the voluntary waiver. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 1.273% was higher than the peer group average of 1.126%, and much lower than the maximum expense ratio of 1.731%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the Morningstar category of foreign large-cap blend funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the five- and ten-year periods, but had underperformed the peer group for the one- and three-year periods. The Directors considered the performance in the context that the Fund is divided into two separate portfolios, each managed separately by different sub-advisers, and noted the four-star overall Morningstar rating. The Directors concluded that the Fund’s performance was satisfactory.

Diversified Real Estate Fund.    The Directors compared the Fund’s 0.80% annual advisory fee to fees charged to an independently-selected Lipper category of 86 real estate institutional or no-load mutual funds and considered that the fee was slightly higher than the 0.77% average fee. The Directors noted that Mercantile’s voluntary waiver of the advisory fee to limit the overall expenses to 1.05% was not currently necessary as the Fund’s actual expense ratio was lower than the voluntary limitation. The Directors considered that the Fund’s Institutional Class total annual expense ratio of 1.033% was lower than the peer group average of 1.159%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the Morningstar category of real estate funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the year-to-date period, but underperformed the peer group for the one-, three- and five-year periods. The Directors concluded that, although the Fund’s investment performance was lower than the peer group average performance, Mercantile was addressing the Directors’ concerns about investment performance and the Directors retained confidence in Mercantile’s overall capabilities to manage the Fund.

Limited Maturity Bond Fund.    The Fund is sub-advised by Boyd Watterson Asset Management, LLC (“Boyd Watterson”). The Directors compared the Fund’s 0.35% annual advisory fee to fees charged to an independently-selected Lipper category of 70 short-intermediate investment grade debt institutional or no-load mutual funds and considered that the fee was lower than the 0.44% average fee. The Directors also compared Mercantile’s annual advisory fee of 0.30% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was lower than the category’s average 0.36%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.526% was lower than the peer group average of 0.746%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the Morningstar category of short-term bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the one- and three-year periods and underperformed for the five- and ten-year periods. The Directors considered the performance in the context of Boyd Watterson assuming the portfolio management within the past three years and the improved investment performance since the transition of advisory services to Boyd Watterson. The Directors concluded that the performance was satisfactory.

Total Return Bond Fund.    The Fund is sub-advised by Boyd Watterson. The Directors compared the Fund’s 0.35% annual advisory fee to fees charged to an independently-selected Lipper category of 77 corporate debt A-rated institutional or no-load

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

mutual funds and considered that the fee was lower than the 0.47% average fee. The Directors also compared Mercantile’s annual advisory fee of 0.28% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was lower than the category’s average 0.39%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.525% was lower than the peer group average of 0.794%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the Morningstar category of intermediate-term bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the one- and three-year periods and had underperformed for the five-year period. The Directors considered the performance in the context of Boyd Watterson assuming the portfolio management within the past three years and the improved investment performance since the transition of advisory services to Boyd Watterson. The Directors concluded that the performance was satisfactory.

Maryland Tax-Exempt Bond Fund.    The Directors compared the Fund’s 0.50% annual advisory fee to fees charged to an independently-selected Lipper category of 9 Maryland municipal debt institutional or no-load mutual funds and considered that the fee was slightly higher than the 0.45% average fee and lower than the highest fee of 0.65%. The Directors also compared Mercantile’s annual advisory fee of 0.21% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was lower than the category’s average 0.38%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.525% was lower than the peer group average of 0.618%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the Morningstar category of municipal single state intermediate-term bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the one-, three-, five- and ten-year periods. The Directors concluded that the Fund’s performance was satisfactory.

Tax-Exempt Limited Maturity Bond Fund.    The Directors compared the Fund’s 0.50% annual advisory fee to fees charged to an independently-selected Lipper category of 16 short-intermediate municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.41% average fee and the same as the highest fee. The Directors also compared Mercantile’s annual advisory fee of 0.29% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was lower than the category’s average 0.33%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.526% was lower than the peer group average of 0.555%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the Morningstar category of municipal national short-term bond funds for the same periods. The comparative information showed that the Fund underperformed the average performance of the peer group for the one-, three- and five-year periods. The Directors considered the performance in the context of the focus of the portfolio manager to maintain a shorter duration to manage the risk of fluctuations in the yield curve in a rising interest rate environment. As described above, the Directors also considered that Mercantile has implemented enhancements that over time are expected to improve performance. The Directors concluded that, although the Fund’s performance was lower than the average performance of the peer group, Mercantile had performed reasonably in a rising interest rate environment and the Directors retained confidence in Mercantile’s overall capabilities to manage the Fund.

National Tax-Exempt Bond Fund.    The Directors compared the Fund’s 0.50% annual advisory fee to fees charged to an independently-selected Lipper category of 62 general municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.46% average fee, but lower than the highest fee of 0.85%. The Directors also compared Mercantile’s annual advisory fee of 0.28% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was lower than the category’s average 0.37%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.525% was lower than the peer group average of 0.660%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the Morningstar category of national municipal intermediate-term bond funds for the same periods. The comparative information showed that the Fund underperformed the average performance of the peer group for the one-, three- and five-year periods. The Directors considered the performance in the context of the focus of the portfolio manager to maintain a shorter duration to manage the risk of fluctuations in the yield curve in a rising interest rate environment. As described above, the Directors also considered that Mercantile has implemented enhancements that over time are expected to improve performance. The Directors concluded

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

that, although the Fund’s investment performance was lower than the average performance of the peer group, Mercantile had performed reasonably in a rising interest rate environment and the Directors retained confidence in Mercantile’s overall capabilities to manage the Fund.

Prime Money Market Fund.    The Directors compared the Fund’s 0.25% annual advisory fee to fees charged to an independently-selected Lipper category of 414 institutional money market mutual funds and considered that the fee was slightly higher than the 0.28% average fee. The Directors also compared Mercantile’s annual advisory fee of 0.21% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was lower than the category’s average 0.22%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.40% was lower than the peer group average of 0.53%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the iMoneyNet prime category for all money market funds. The comparative information showed that the Fund outperformed the average performance of the peer group for the one-, three-, five- and ten-year periods. The Directors concluded that the Fund’s performance was satisfactory.

Government Money Market Fund.    The Directors compared the Fund’s 0.25% annual advisory fee to fees charged to an independently-selected Lipper category of 180 institutional U.S. government money market mutual funds and considered that the fee was lower than the 0.27% average fee. The Directors also compared Mercantile’s annual advisory fee of 0.20% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was lower than the category’s average 0.22%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.40% was lower than the peer group average of 0.49%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the iMoneyNet government category for all money market funds. The comparative information showed that the Fund outperformed the average performance of the peer group for the one-, three-, five- and ten-year periods. The Directors concluded that the Fund’s performance was satisfactory.

Tax-Exempt Money Market Fund.    The Directors compared the Fund’s 0.25% annual advisory fee to fees charged to an independently-selected Lipper category of 167 institutional tax-exempt money market mutual funds and considered that the fee was lower than the 0.29% average fee. The Directors also compared Mercantile’s annual advisory fee of 0.19% after voluntary waivers to comparable annual advisory fees after waivers and considered that the fee was lower than the category’s average 0.22%. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.40% was lower than the peer group average of 0.48%. The Directors concluded that the Fund’s advisory fees were within the range of fees charged to comparable mutual funds.

The Directors reviewed the Fund’s performance for the various periods ended March 31, 2006 compared to that of the iMoneyNet tax-free category of all money market funds. The comparative information showed that the Fund outperformed the average performance of the peer group for the one-, three-, five- and ten-year periods. The Directors concluded that the Fund’s performance was satisfactory.

The Directors also considered the existence of breakpoints in the advisory fee schedules for the Funds that reduce Mercantile’s fee rate on assets above a specified level for each Fund. The Directors recognized that breakpoints may be an appropriate way for Mercantile to share its economies of scale with a Fund should any Fund experience substantial asset growth in the future. The Directors noted that, at the meeting, Mercantile had agreed to revise its contract with the International Equity Fund to provide for lower breakpoints. In considering economies of scale, the Directors recognized that it is difficult to assess breakpoints because, within the mutual fund industry as a whole, there is no uniformity or pattern in the fees or asset levels at which breakpoints (if any) are set. Because different advisers have different cost structures and service models, there are variations in the services that are included in the fees paid by other similar mutual funds which make it difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The Directors noted Mercantile’s willingness to adjust existing breakpoints in appropriate circumstances.

The Directors also considered the costs to Mercantile in providing services to the Funds and the profitability for Mercantile from its overall association with the Funds. At the request of the Directors, Mercantile provided information concerning the profitability of Mercantile’s investment advisory activities for the twelve month period ended December 31, 2005 and the financial condition of its ultimate parent company, Mercantile Bankshares Corporation. The information considered by the Directors

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

included operating profit margin information for Mercantile’s services to all of its investment company business, as well as Mercantile’s profitability analysis for each Fund. The Directors reviewed the methods of allocation used by Mercantile in preparing the profitability data. Mercantile believes that the methods of allocation used were reasonable, but noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Mercantile where each of the advisory products draws on, and benefits from, the research and other resources of a larger organization. The Directors also considered the costs of the services provided and profits realized by Mercantile and its affiliates from their relationship with the Funds. The Directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and Mercantile’s capital structure and cost of capital. The Directors recognized that Mercantile should, in the abstract, be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on their review, concluded that they were satisfied that the profitability information provided by Mercantile did not suggest that Mercantile’s level of profitability from its relationship with the Funds was excessive.

The Directors concluded that based on the services that Mercantile would provide to the Company under the Advisory Agreement and the expenses incurred by Mercantile in the performance of such services, the compensation to be paid to Mercantile was fair and reasonable with respect to each Fund. Based upon such information, as they considered necessary to the exercise of their reasonable business judgment, the Directors concluded unanimously that it was in the best interests of the Funds to continue the Advisory Agreement with Mercantile for an additional one-year period.

Approval of the Sub-Advisory Agreements

The Advisory Agreement authorizes Mercantile to employ sub-advisers (each a “Sub-Adviser”) to assist in the performance of any or all of the advisory services to the Funds under Mercantile’s supervision, provided that any fees or compensation payable to a Sub-Adviser shall be paid by Mercantile.

At the May 19, 2006 meeting, the Board of Directors, including the Independent Directors, also unanimously approved the continuation of (1) the separate Sub-Advisory Agreements between Mercantile and Morgan Stanley Investment Management Limited and between Mercantile and Julius Baer Investment Management LLC, respectively, with respect to the International Equity Fund; and (2) the Sub-Advisory Agreement between Mercantile and Boyd Watterson Asset Management, LLC with respect to the Limited Maturity Bond and Total Return Bond Funds, each for an additional one-year period.

In connection with such approval, the Directors considered, with the assistance of their independent counsel, their legal responsibilities and reviewed materials received from each Sub-Adviser. The materials were requested by Mercantile and contained specific information to assist the Directors’ consideration of the Sub-Advisory Agreements. The Directors also received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance. The Directors reviewed these materials with representatives of each Sub-Adviser, management of Mercantile and the Company, counsel to the Company and independent counsel to the Directors. The Directors also discussed the proposed continuance in an executive session with counsels, at which no representatives of the Sub-Adviser or Mercantile were present.

In voting to approve the continuation of each Sub-Advisory Agreement, the Directors considered whether the continuance would be in the best interests of the shareholders of each of the respective Funds, an evaluation based primarily on the nature and quality of the services provided by each Sub-Adviser and the overall fairness of the Sub-Advisory Agreements. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Sub-Advisory Agreement are reasonable and fair and that the continuation of each Sub-Advisory Agreement is in the best interests of the respective Fund and its shareholders.

In reaching their determination to continue the Sub-Advisory Agreements, the Directors considered all factors they believed relevant, including the nature, extent and quality of advisory services rendered by each Sub-Adviser; the investment performance of each Fund managed by a Sub-Adviser; and information related to the profitability of each Sub-Adviser related to providing advisory services to a Fund, considering the direct and indirect expenses incurred by the Sub-Adviser in providing such advisory services to the Fund. The Directors did not put great weight on the Sub-Advisers’ profitability but recognized that the negotiation of the subadvisory fee is an arms’ length transaction between Mercantile and each Sub-Adviser. The Directors did note in this regard, however, that Mercantile and Boyd Watterson are affiliated. The Directors also noted that Mercantile recommended each Sub-Adviser’s re-hire for an additional year. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and it is presumed each Director attributed different weights to the various factors.

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

International Equity Fund.    In approving the continuation of the Sub-Advisory Agreements, the Board considered the nature, extent and quality of the sub-advisory services being rendered by Morgan Stanley and Julius Baer. The Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of each Sub-Adviser dedicated to performing services for the Fund. The Directors also considered each Sub-Adviser’s policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Directors noted that each Sub-Adviser may benefit from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Fund’s purchases and sales of portfolio securities. The Directors review information at each regular meeting concerning each Sub-Adviser’s soft dollar arrangements. The Directors also considered the Sub-Advisers’ compliance programs. Based on this review, the Directors concluded that each Sub-Adviser had the capabilities, resources and personnel necessary to manage the Fund.

In assessing the investment performance of each portfolio of the Fund that is separately managed by each Sub-Adviser, the Directors considered the performance of each Sub-Adviser in comparison to specified benchmark indices and the performance of the Sub-Adviser’s other accounts with a similar investment style. In addition to the performance information received by the Directors at each regularly scheduled Board meeting, the Directors routinely receive detailed information from each Sub-Adviser during the year, that discusses each portfolio’s investment performance and holdings as well as the Sub-Adviser’s investment outlook and strategy. The Directors noted that the long-term performance of each portfolio had outperformed the respective index and concluded that the investment performance of each Sub-Adviser was satisfactory.

The Directors also considered the overall fairness of the Sub-Advisory Agreements and reviewed the fee structure and information related to the profitability of each Sub-Adviser from its association with the Fund. The Directors considered that the advisory fee schedules for the Funds contained breakpoints that reduce each Sub-Adviser’s respective fee rate on assets above a specified level for each portfolio of the Fund. The Directors recognized that breakpoints may be an appropriate way for the Sub-Advisers to share their economies of scale with Mercantile. The Directors noted that economies of scale may be realized by each Sub-Adviser across similar products and services and recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. In addition, the Directors reviewed the subadvisory fees in relation to fees charged other comparable funds and/or accounts managed by each Sub-Adviser. The Directors concluded that based on the services each Sub-Adviser would provide to the Fund under the Sub-Advisory Agreements and the information received from each Sub-Adviser relating to expenses incurred by each Sub-Adviser in the performance of such services, the compensation to be paid to each Sub-Adviser was fair and reasonable.

Limited Maturity Bond and Total Return Bond Funds.    In approving the Sub-Advisory Agreement for each Fund the Board considered the nature, extent and quality of the sub-advisory services being rendered by Boyd Watterson. The Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Boyd Watterson dedicated to performing services for each Fund, including the strategy, economic analysis, investment philosophy and allocation methodologies. The Directors also considered Boyd Watterson’s policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Directors also considered Boyd Watterson’s compliance program. The Directors noted that each of the services provided by Boyd Watterson draws on, and benefits from, the resources of the larger organization of its direct parent company, Mercantile-Safe Deposit and Trust Company. Based on this review, the Directors concluded that Boyd Watterson had the capabilities, resources and personnel necessary to manage the Funds.

In assessing the investment performance of each Fund, the Directors considered the performance of each Fund in comparison to specified benchmark indices and the performance of Boyd Watterson’s other accounts with a similar investment style. In addition to the performance information received by the Directors at each regularly scheduled Board meeting, the Directors routinely receive detailed information from Boyd Watterson during the year that discusses each Fund’s investment performance and holdings as well as Boyd Watterson’s investment outlook and strategy. The Directors noted that the performance of each Fund had noticeably improved since the transition of advisory services to Boyd Watterson three years ago, and the Funds each outperformed the average performance of their respective peer groups for the one- and three-year periods ended March 31, 2006. In addition, the Total Return Bond Fund outperformed its benchmark index, the Lehman Aggregate Bond Index for the one-and three-year periods ended March 31, 2006. The Directors concluded that the investment performance of the Limited Maturity Bond and Total Return Bond Funds was satisfactory.

The Directors also considered the overall fairness of the Sub-Advisory Agreement and reviewed the fee structure of the agreement and information related to the profitability of Boyd Watterson from its association with the Funds. The Directors considered that the advisory fee schedules stipulated that fees shall be waived proportionally subject to any fee waivers that Mercantile has voluntarily made in order to keep the annual fees and expenses for the Funds at a certain level. The Directors reviewed the breakpoints included in the schedules that reduce Boyd Watterson’s respective fee rate on assets above a specified level for each Fund. The Directors recognized that breakpoints may be an appropriate way for Boyd Watterson to share its economies of scale.

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

The Directors noted that economies of scale may be realized by Boyd Watterson across similar products and services and considered the costs of Boyd Watterson in providing services to the Funds and recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. In addition, the Directors considered Boyd Watterson’s representation that the Fund’s subadvisory fee was substantially below the fees charged other comparable accounts managed by Boyd Watterson. The Directors concluded that based on the services Boyd Watterson would provide to the Funds under the Sub-Advisory Agreements and its expenses incurred in the performance of such services, the compensation to be paid was fair and reasonable with respect to each Fund.

Mercantile Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of the Mercantile Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Mercantile Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2005 through May 31, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 12/1/05	Ending Account Value 5/31/06	Expenses Paid During Period* 12/1/05 - 5/31/06	Expense Ratio During Period* 12/1/05 - 5/31/06
Prime Money Market Fund	Institutional Shares Class A Shares Class C Shares	$1,000.00 1,000.00 1,000.00	$1,020.90 1,018.30 1,018.30	$2.02 4.53 4.53	0.40 0.90 0.90	% % %

Government Money Market Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,020.50 1,017.90 1,018.20	2.01 4.53 4.23	0.40 0.90 0.84	% % %

Tax-Exempt Money Market Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,013.70 1,011.20 1,011.50	2.01 4.51 4.51	0.40 0.90 0.90	% % %

Growth & Income Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,005.20 1,003.30 1,000.30	3.85 6.34 8.83	0.77 1.27 1.77	% % %

Equity Income Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,045.10 1,043.60 1,039.50	3.93 6.47 9.00	0.77 1.27 1.77	% % %

Equity Growth Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	970.70 967.60 964.40	3.78 6.23 8.67	0.77 1.27 1.77	% % %

Capital Opportunities Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,062.30 1,059.60 1,056.90	6.53 9.09 11.64	1.27 1.77 2.27	% % %

International Equity Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,134.20 1,131.70 1,128.50	6.76 9.41 12.10	1.27 1.77 2.28	% % %

Diversified Real Estate Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,091.60 1,089.10 1,086.20	5.32 7.92 10.51	1.02 1.52 2.02	% % %

Limited Maturity Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,010.70 1,008.20 1,004.70	2.66 5.16 7.65	0.53 1.03 1.53	% % %

Mercantile Funds, Inc.

Shareholder Expenses — Continued

(Unaudited)

		Beginning Account Value 12/1/05	Ending Account Value 5/31/06	Expenses Paid During Period* 12/1/05 - 5/31/06	Expense Ratio During Period* 12/1/05 - 5/31/06
Total Return Bond Fund	Institutional Shares Class A Shares Class C Shares	$1,000.00 1,000.00 1,000.00	$999.10 996.60 994.10	$2.64 5.13 7.61	0.53 1.03 1.53	% % %

Maryland Tax-Exempt Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,009.20 1,007.60 1,004.20	2.65 5.16 7.60	0.53 1.03 1.52	% % %

Tax-Exempt Limited Maturity Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,009.20 1,006.70 1,004.20	2.60 5.10 7.65	0.52 1.02 1.53	% % %

National Tax-Exempt Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,009.50 1,007.00 1,004.50	2.66 5.15 7.65	0.53 1.03 1.53	% % %

*	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Mercantile Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 12/1/05	Ending Account Value 5/31/06	Expenses Paid During Period* 12/1/05 - 5/31/06	Expense Ratio During Period* 12/1/05 - 5/31/06
Prime Money Market Fund	Institutional Shares Class A Shares Class C Shares	$1,000.00 1,000.00 1,000.00	$1,022.94 1,020.44 1,020.44	$2.02 4.54 4.54	0.40 0.90 0.90	% % %

Government Money Market Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,022.94 1,020.44 1,020.74	2.02 4.54 4.24	0.40 0.90 0.84	% % %

Tax-Exempt Money Market Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,022.94 1,020.44 1,020.44	2.02 4.54 4.54	0.40 0.90 0.90	% % %

Growth & Income Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,021.09 1,018.60 1,016.10	3.89 6.41 8.94	0.77 1.27 1.77	% % %

Mercantile Funds, Inc.

Shareholder Expenses — Concluded

(Unaudited)

		Beginning Account Value 12/1/05	Ending Account Value 5/31/06	Expenses Paid During Period* 12/1/05 - 5/31/06	Expense Ratio During Period* 12/1/05 - 5/31/06

Equity Income Fund	Institutional Shares Class A Shares Class C Shares	$1,000.00 1,000.00 1,000.00	$1,021.09 1,018.60 1,016.10	$3.89 6.41 8.94	0.77 1.27 1.77	% % %

Equity Growth Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,021.09 1,018.60 1,016.10	3.89 6.41 8.94	0.77 1.27 1.77	% % %

Capital Opportunities Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,018.60 1,016.10 1,013.61	6.41 8.94 11.46	1.27 1.77 2.27	% % %

International Equity Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,018.60 1,016.10 1,013.56	6.41 8.94 11.51	1.27 1.77 2.28	% % %

Diversified Real Estate Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,019.84 1,017.35 1,014.86	5.15 7.67 10.20	1.02 1.52 2.02	% % %

Limited Maturity Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,022.29 1,019.79 1,017.30	2.68 5.20 7.72	0.53 1.03 1.53	% % %

Total Return Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,022.29 1,019.79 1,017.30	2.68 5.20 7.72	0.53 1.03 1.53	% % %

Maryland Tax-Exempt Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,022.29 1,019.79 1,017.35	2.68 5.20 7.67	0.53 1.03 1.52	% % %

Tax-Exempt Limited Maturity Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,022.34 1,019.84 1,017.30	2.63 5.15 7.72	0.52 1.02 1.53	% % %

National Tax-Exempt Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,022.29 1,019.79 1,017.30	2.68 5.20 7.72	0.53 1.03 1.53	% % %

*	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Mercantile Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Mercantile Funds, Inc., (the “Funds”) comprising the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund, and National Tax-Exempt Bond Fund, as of May 31, 2006, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended May 31, 2005 and the financial highlights for periods prior to May 31, 2006 were audited by other auditors whose report, dated July 26, 2005, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Mercantile Funds, Inc. as of May 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

July 28, 2006

Mercantile Funds, Inc.

Directors and Officers

(Unaudited)

The business and affairs of the Mercantile Funds, Inc. (the “Company”) are managed under the general supervision of the Company’s Board of Directors in accordance with the laws of the State of Maryland and the Company’s Charter and Bylaws. Information pertaining to the directors and officers of the Company is set forth below. Directors who are deemed to be “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Directors.” Directors who are not deemed to be “interested persons” of the Company are referred to as “Independent Directors.” The address of each of the Directors and Officers is Two Hopkins Plaza, Baltimore, Maryland, 21201.

Name and Age	Position(s) Held with Company	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee
INDEPENDENT DIRECTORS
L. White Matthews, III Age: 60	Director	Since 2003	Retired since 2001; Chairman, Ceridian Corporation, 2006 to present; Director, Executive Vice President and Chief Financial Officer, Ecolab, Inc. (cleaning products and services) 1999-2001.	Mercantile Alternative Strategies Fund LLC, Mercantile Absolute Return Fund LLC, Mercantile Long-Short Manager Fund LLC, Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products); Montague Neshell Corp.; and Cerilison Corp.

Edward D. Miller Age: 63	Director	Since 1998	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	Mercantile Alternative Strategies Fund LLC, Mercantile Absolute Return Fund LLC, Mercantile Long-Short Manager Fund LLC and Bradmer Pharmaceuticals Inc. (pharmaceuticals).

John R. Murphy Age: 72	Director and Chairman of the Board	Since 1994	Vice Chairman, National Geographic Society, March 1998 to present.	Mercantile Alternative Strategies Fund LLC, Mercantile Absolute Return Fund LLC, Mercantile Long-Short Manager Fund LLC, Omnicom Group, Inc. (media and marketing services).

Thomas L. Owsley Age: 65	Director	Since 2005	Retired since August 2004; President, Chief Executive Officer and Chief Operating Officer, Crown Central Petroleum Corporation, 2003 to August 2004; Senior Vice President, General Counsel and Corporate Secretary, 2001 to 2003; Senior Vice President and Chief Legal Officer, 1998 to 2001.	Mercantile Alternative Strategies Fund LLC, Mercantile Absolute Return Fund LLC, Mercantile Long-Short Manager Fund LLC, Telos Corporation (government contracts).

George R. Packard, III Age: 74	Director	Since 1989	President, United States-Japan Foundation, July 1998 to present.	Mercantile Alternative Strategies Fund LLC, Mercantile Absolute Return Fund LLC, Mercantile Long-Short Manager Fund LLC.

INTERESTED DIRECTOR

Decatur H. Miller (1) Age: 74	Director	Since 1989	Retired.	Mercantile Alternative Strategies Fund LLC, Mercantile Absolute Return Fund LLC, Mercantile Long-Short Manager Fund LLC.

(1)	Mr. Miller is an “interested person” of the Company because he is a co-trustee of a trust for which Mercantile-Safe Deposit and Trust Company, the parent company of Mercantile, is also a co-trustee.

OFFICERS

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company’s officers who are not Directors.

Name and Age	Position Held with Company	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kevin A. McCreadie Age: 45	President	Since 2004	CFA, President and Chief Executive Officer, Mercantile, since March 2004; Executive Vice President of the Company from 2003 to March 2004; Chief Investment Officer of Mercantile and Mercantile-Safe Deposit and Trust Company (MSD&T) since 2002; Executive Vice President of MSD&T since 2002; Partner of Brown Investment Advisory & Trust Company from 1999 to 2002.

David L. Meyer Age: 49	Vice President	Since 2006	Executive Vice President and Chief Operating Officer of MSD&T since 2002; Senior Vice President and Chief Operating Officer of Mercantile since 2002; Managing Director of J.P. Morgan and Chief Operating Officer of J.P. Morgan’s Global Investment Banking, Global Fixed Income and J.P. Morgan Europe prior to 2002.

Edward J. Veilleux Age: 62	Assistant Vice President and Chief Compliance Officer	Since 2004	President, EJV Financial Services (consulting) since 2002; Senior Vice President, PBHG Funds since 2005; Director, Deutsche Asset Management, 1987 to 2002.

Scott J. Liotta Age: 41	Treasurer	Since 2005	Vice President, MSD&T since 2003; Vice President, ProFund Advisors LLC from 1999 to 2002.

Jennifer E. Vollmer Age: 34	Secretary	Since 2002	Counsel and Vice President, Mercantile and MSD&T since 2001; Associate, Deutsche Asset Management from 1999 to 2001.

Savonne L. Ferguson Age: 32	Assistant Secretary	Since 2004	Assistant Vice President, Mercantile and MSD&T since 2002; Associate (2002), Deutsche Asset Management from 1999 to 2002.

Additional information regarding the Directors and Officers may be found in the Company’s statement of additional information, which is available without charge upon request, by calling 800-551-2145.

Federal law requires the Company, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-551-2145, (ii) on the Funds’ website at www.mercantilefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

For more information

Proxy Voting Policies and Procedures

Federal law requires the Company, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-551-2145, (ii) on the Fund’s website at www.mercantilefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended May 31, 2006 is available without charge, upon request, by calling 800-551-2145, and on the Commission’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, DC. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

Investment Advisor and Administrator:

MERCANTILE CAPITAL ADVISORS, INC.

Baltimore, Maryland

Custodian:

The Fifth Third Bank

Cincinnati, Ohio

Transfer Agent:

BISYS Fund Services

Columbus, Ohio

Distributor:

Mercantile Investment Services, Inc.

Boston, Massachusetts

This report is submitted for the general information of the shareholders of the Mercantile Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the funds which contain information concerning the Fund’s investment policies and expenses as well as other pertinent information.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

1/06

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) There have been no amendments, during the period covered by the report, to a provision of the code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) from a provision of its Code of Ethics.

(e) Not applicable.

(f) (1) The Code of Ethics is attached hereto as Exhibit A.

     (2) Not applicable.

     (3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that L. White Matthews, III is qualified to serve as the committee financial expert serving on its audit committee and that he is “independent,” as defined by this Item. A person who is determined to be an audit committee financial expert pursuant to this Item will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

Note:	The Registrant’s principal accountant for fiscal year 2006 is Deloitte & Touche LLP. The registrants principal accountant for fiscal year 2005 was PricewaterhouseCoopers LLP.

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $210,000 for 2005 and $200,000 for 2006.

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2006.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $49,000 for 2005 and $78,750 for 2006.

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2006.

(e)(1) The Audit Committee’s policy is to approve prior to appointment the engagement of the auditor to provide non-audit services to the Company, its investment adviser (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to each Company, if the engagement relates directly to the operations and financial reporting of each Company. The prior approval requirement will be waived if the aggregate amount of all such non-audit services provided that had not been pre-approved constitutes no more than 5% of the total amount of revenues paid to the auditor by the Company and its adviser affiliates during the fiscal year for which the services are provided. A waiver of the pre-approval requirement will only apply to services not recognized by the Company at the time of the auditor’s engagement and if the services are promptly brought to the attention of the Company and approved by the Company’s Audit Committee prior to completion of the audit.

(e)(2) During the Company’s last fiscal year, there were no waivers of the requirement that non-audit services provided to the Company or any adviser affiliate be pre-approved.

(f) Not applicable.

(g) During the Company’s last two fiscal years, $334,442 and $0, respectively, were billed by the auditors, in the aggregate, for non-audit services provided to the Company and adviser affiliates.

(h) Not applicable.

Items 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Shareholders may recommend candidates for Board positions by forwarding their correspondence by mail or courier to the Company’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, Mercantile Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201. Suggestions for candidates must include a resume of the candidate.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Conduct for Principal Executives and Senior Financial Officers.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercantile Funds, Inc.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie
Chief Executive Officer

Date: August 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie
Chief Executive Officer

Date: August 3, 2006

By (Signature and Title)*	/s/ Scott J. Liotta
Scott J. Liotta
Chief Financial Officer

Date: August 3, 2006

*	Print the name and title of each signing officer under his or her signature.